    As Filed With The Securities And Exchange Commission On December 8, 2000


                        File Nos. 33-73408 and 811-8234

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                (X)

                        Pre-Effective Amendment No. _              (_)


                       Post-Effective Amendment No. 17             (X)


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     (X)


                                Amendment No. 21


                         TIFF INVESTMENT PROGRAM, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                   2405 Ivy Road, Charlottesville, VA 22903
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (800) 984-0084
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

     David A. Salem, President, Foundation Advisers, Inc., 2405 Ivy Road,
                           Charlottesville, VA 22903
--------------------------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

                                With a Copy to:

                               Cynthia Surprise
                        Investors Bank & Trust Company
                                Mail Code LEG13
                             200 Clarendon Street
                               Boston, MA 02116

It is proposed that this filing will become effective:

      /X/ immediately upon filing pursuant to paragraph (b)
      /X/ On December 10, 2000, pursuant to paragraph (b)
      / / 60 days after filing, pursuant to paragraph (a)(1)
      / / On ____, pursuant to paragraph (a) (1)
      / / 75 days after filing, pursuant to paragraph (a) (2)
      / / On _________, pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

      /X/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO OF TIFF]                  TIP  PROSPECTUS
 A Report of the TIFF INVESTMENT PROGRAM, INC.                  DECEMBER 8, 2000

TIFF Mutual Funds
TIFF Multi-Asset Fund               Available through
TIFF International Equity Fund      Foundation Advisers, Inc.
TIFF Emerging Markets Fund          2405 Ivy Road
TIFF US Equity Fund                 Charlottesville, VA 22903
TIFF Domestic Stock Index Fund      .   Phone      804-817-8200
TIFF Bond Fund                      .   Fax        804-817-8231
TIFF Government Bond Index Fund     .   Email      info@tiff.org
TIFF Inflation-Linked Bond Fund     .   Website    www.tiff.org
TIFF Short-Term Fund

The TIFF Investment Program, Inc. is a no-load, diversified, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objective and policies. The funds are available to foundations and other 501(c)(3) organizations.




Contents
Overview.................................................................   1
Glossary.................................................................   2
Risk Return Analysis
 .   Fund Descriptions....................................................   3
 .   General Risks........................................................  12
 .   Performance Charts...................................................  14
 .   Performance Table....................................................  15
Fees and Annual Operating Expenses.......................................  16
Eligible Investors.......................................................  17
Management and Administration of the Funds...............................  17
 .   Biographies of Board Members and Principal Officers..................  18
 .   The Advisor..........................................................  20
 .   Money Managers.......................................................  20
Additional Investment Strategies and Risks...............................  25
Purchases and Redemptions................................................  26
Dividends and Distributions..............................................  28
Tax Considerations.......................................................  29
Financial Highlights.....................................................  29

Overview

The TIFF Investment Program's family of no-load mutual funds consists of four equity funds, four fixed income funds, and one multi-asset fund (i.e., combining both equities and fixed income securities).

Foundation Advisers, Inc. ("FAI") is the investment advisor to the TIFF mutual fund family. FAI seeks to achieve each fund's investment and performance objectives by choosing money managers for each fund, allocating cash among the money managers, and monitoring their performance. The money managers are responsible for the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector and/or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section below entitled Management and Administration of the Funds -Money Managers.

The Multi-Asset, International Equity, Emerging Markets, US Equity, and Bond Funds operate on a "multi-manager" basis. This means that each fund is managed by more than one independent money manager.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles (CIVs). A CIV is a fund of pooled assets that are managed collectively rather than as individual accounts. Typically, the CIVs that the TIFF mutual funds employ are limited partnerships that provide access to money managers that do not offer separate account management.

There is no guarantee that a TIFF fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIFF funds are subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions, and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIFF funds that operate on a multi-manager basis are subject to "multi-manager" risk. This is the risk that FAI may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, and (3) allocate cash among the money managers to enhance returns and reduce volatility, relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   Glossary

The Glossary below explains certain terms used throughout this prospectus.

"American Depositary Receipts" (ADRs) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are subject to the same risks as foreign securities.

"Arbitrage" is a strategy aimed at profiting from differences in price when one company's securities trade in more than one market. It involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "bottom up" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "closed-end fund" is an investment company whose shares trade on an exchange such as the New York Stock Exchange and whose price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the portfolio securities.

"Duration" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.

"Event driven" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spinoff is expected to affect the price of a security.

A "growth-oriented" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "hedge fund" is an investment vehicle (often a limited partnership) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

"Index" or "passive" investing tries to match as closely as possible the performance of a target index, which is an unmanaged group of securities whose performance is used to measure the investment performance of a particular market. An index fund holds all or a representative sample of the securities in the target index. An index fund incurs fees and expenses that tend to reduce its performance relative to that of the target index.

"Security selection" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "top down" investment approach involves assessing the relative strengths of various market sectors, industries, or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries, or countries.

A "value-oriented" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks whose average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.

________________________________________________________________________________
            December 8, 2000 . TIP Prospectus . Copyright (C) 2000
         . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.


  2                                                              [LOGO OF TIFF]

                Risk Return Analysis -- Fund Descriptions

TIFF Multi-Asset Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The Fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the Fund's managers, the Fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next, or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table below. The directors believe this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.

Asset Class                Weight            Benchmark
US Stocks                    25%             Wilshire 5000 Stock Index

Foreign Stocks               25%             MSCI All Country World Free
                                             ex US Index

Absolute Return              20%             3-month Treasury bills plus
Strategies                                   5% per annum

Resource-Related Stocks       5%             Resource-related sectors of the
                                             MSCI World Index:
                                             75% Energy Services
                                             20% Metals and Mining
                                              5% Paper and Forest Products

Inflation-Linked Bonds        5%             10-year US Treasury Inflation
                                             Protected Security

US Bonds                     20%             Lehman Aggregate Bond Index

The self-constructed Multi-Asset Fund benchmark has changed twice since the TIFF Multi-Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the Foreign Stock segment was reduced from 30% to 25% of the benchmark and the Absolute Return segment was increased from 15% to 20%. On October 1, 1999, the Resource-Related segment was reduced from 10% to 5%, Foreign Bonds were eliminated, US Bonds increased from 15% to 20%, and Inflation-Linked Bonds were added to the benchmark at a 5% weight.

Principal Investment Strategies. The Fund seeks to achieve its objective through
(1) diversification across multiple asset classes and (2) active security selection. FAI allocates cash among the money managers and CIVs based on their area of expertise so as to mirror as closely as possible the asset allocation of the Multi-Asset Fund self-constructed benchmark.

The Fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The Fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the Fund's assets between US and foreign securities generally approximates the weights of the constructed MAF benchmark. Under normal circumstances, up to 25% of the Fund's assets may be invested in foreign securities, including emerging markets securities. The Fund invests in companies of all sizes and a limited portion of the Fund's assets may be invested in smaller companies.

The types of securities the Fund may hold include:
 .    US and foreign common stocks (including ADRs)
 .    debt securities, including:
     -- securities issued or guaranteed by the US government, its agencies, or instrumentalities;
 .    --  corporate obligations;
 .    --  obligations of domestic or foreign banks;
 .    --  mortgage- and asset-backed securities;
     -- short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances
 .    securities convertible into common stock
 .    commingled investment vehicles
 .    financial futures contracts
 .    forward foreign currency exchange contracts
 .    repurchase agreements

The duration of the fixed income portion of the Fund generally will differ from the average duration of the Lehman Brothers Aggregate Bond Index by less than two years. As of the date of this prospectus, the average duration of this index was 4.7 years. The Fund may invest in debt securities of all investment grades, but not more than 10% may be invested in securities rated below investment grade, commonly referred to as "junk bonds."

Money Managers and Their Strategies

Aronson + Partners takes a value-oriented approach to US equities, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The manager selects securities from among the 400 largest capitalization stocks.

________________________________________________________________________________
                   Copyright (C) 2000 . All rights reserved
          . This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                             3

              Risk Return Analysis -- Fund Descriptions continued


TIFF Multi-Asset Fund concluded

Harding, Loevner Management, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares only if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weightings reflect individual stock selection rather than an explicit allocation process.

Oechsle International Advisors, LLC employs a growth-oriented approach to international equities, using a combination of top-down and bottom-up fundamental analysis. The manager seeks to identify the most attractive markets and securities outside the US. Research focuses on a one- to two-year time horizon, where the manager believes the greatest pricing inefficiencies occur.

Seix Investment Advisors, Inc. uses proprietary analytical models to manage domestic bond portfolios on the basis of duration, yield, and the relative attractiveness of the various types of debt securities. The manager tries to keep duration in line with that of the benchmark and places a premium on yield. The manager typically emphasizes non-Treasury securities.

Wellington Management Company,LLP invests in natural resource-related stocks. The manager takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies

Canyon Capital Management,LP is a manager that employs a bottom-up approach to investing in securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Generally, the Value Realization Fund, LP invests in event driven situations like bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Because capital preservation is a fundamental priority, the fund has a strong debt orientation.

Farallon Capital Management, LLC is a manager that takes an event driven approach to securities selection, investing in debt and equity associated with reorganizations, bankruptcies, mergers, and litigation. A significant portion of the Farallon Capital Institutional Partners, LP fund's investments has been in the bank debt of troubled companies and in loans to private limited partnerships that invest in real estate and mortgage loans. The fund also invests in distressed mortgage securities and emerging markets securities. Arbitrage is a key strategy. The portfolio is diversified, with approximately 150 core positions.

Lone Pine Capital LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and takes both long and short positions. The Lone Redwood, LP fund concentrates on the telecom/media, healthcare, consumer/retail, technology, and financial services sectors. The fund invests globally although the bulk of the portfolio is in US stocks. It may also invest in private placements, other CIVs, and below investment grade and convertible debt.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

          below investment         foreign risk
           grade risk              interest rate risk
          credit risk              liquidity risk
          currency risk            market risk
          derivatives risk         prepayment/extension risk
          emerging markets risk    smaller company risk


A description of these risks is provided in the section below entitled General Risks.

________________________________________________________________________________
             December 8, 2000 . TIP Prospectus . Copyright (C) 2000
         . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.

4                                                             [LOGO OF TIFF]

              Risk Return Analysis -- Fund Descriptions continued


TIFF International Equity Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The Fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (MSCI) All Country World Free ex US Index by 1.00%, net of all expenses, on an annualized basis. The MSCI All Country World Free ex US Index is a capitalization-weighted index of non-US publicly traded common stocks.

Principal Investment Strategies. The Fund focuses on common stocks of non-US issuers and ordinarily invests in at least 10 different markets. The Fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The Fund does not concentrate in any one sector.

The Fund will generally invest at least 80% of its assets in common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. At least 65% of the Fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

Delaware International Advisers Ltd. takes a value-oriented approach to international equities. The manager identifies attractive stocks using a single quantitative method, the valuing of future income streams adjusted for inflation, across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

Harding, Loevner Management, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares only if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weights reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.

Marathon Asset Management, Ltd. takes a qualitative approach to bottom-up stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

Oechsle International Advisors, LLC employs a growth-oriented approach to international equities, using a combination of top-down and bottom-up fundamental analysis. The manager seeks to identify the most attractive markets and securities outside the US. Research focuses on a one- to two-year time horizon, where the manager believes the greatest pricing inefficiencies occur.

Commingled Investment Vehicles and Their Strategies

Everest Capital Limited is a manager whose hedge fund, Everest Capital Frontier Fund, invests opportunistically in emerging market debt and equity securities that it believes to be neglected, distressed, or inefficiently priced. Everest Capital believes that many possibilities exist for value investing using bottom-up analysis. The manager's strategies include government bond arbitrage, long positions in below investment-grade government and corporate debt, and the purchase of convertible securities and closed-end funds either outright or through arbitrage. The fund also seeks arbitrages between a company's various classes of stock and its US-listed ADRs.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:


     currency risk             liquidity risk
     derivatives risk          market risk
     emerging markets risk     smaller company risk
     foreign risk


A description of these risks is provided in the section below entitled General Risks.

________________________________________________________________________________
                   Copyright (C) 2000 . All rights reserved
          . This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                             5

              Risk Return Analysis -- Fund Descriptions continued


TIFF Emerging Markets Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The Fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the MSCI Emerging Markets Free Index by 1.00%, net of all expenses, on an annualized basis. The MSCI Emerging Markets Free Index is a capitalization-weighted index of publicly traded common stocks in selected emerging markets.

Principal Investment Strategies. The Fund invests at least 65% of its assets in equity securities of companies in emerging markets countries (for example, Brazil, Korea, Mexico), which are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) the stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries. The Fund may invest up to 30% of its assets in developed market securities when the money managers believe they are more attractively priced than emerging market securities. The Fund invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The Fund diversifies broadly across the countries and industries of the performance benchmark. Although the Fund will seek investments that produce current income, the amount of such investments available in emerging markets is limited.

The Fund will generally invest at least 80% of its assets in non-US common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Up to 15% of the Fund's assets may be invested in securities issued by US companies. The Fund may invest a significant portion of its assets in closed-end funds and a limited portion of its assets in futures and forward contracts.

Money Managers and Their Strategies

Emerging Markets Management, LLC seeks to maximize long-term capital appreciation and minimize volatility through broad diversification and a systematic, quantitative investment approach. The manager's top-down approach is to invest in equities from most of the countries in the emerging markets universe but to vary country weights (relative to the market) on the basis of a proprietary country allocation model. The manager diversifies its investments over geographic sectors and industries and through a bottom-up selection of companies with attractive valuations and return prospects over a three- to five-year time horizon.

Lazard Asset Management seeks long-term capital appreciation primarily through investing in an internationally diversified portfolio of closed-end emerging markets funds. The manager identifies undervalued markets using such measures as price-to-earnings and price-to-cash flow. The manager then selects closed-end funds in those markets that have strong performance records and that trade at deep discounts to the value of their underlying assets.

Lloyd George Management uses a combination of top-down country and regional analysis and bottom-up selection to select emerging markets equities in Asia. The manager screens hundreds of stocks based on such measures as price-to-book value and price-to-cash flow to produce a short list of 250 companies, which is narrowed further by intense company visits by senior portfolio managers and analysts. Country specialists formulate earnings forecasts and recommend core holdings of 40 to 50 securities.

Commingled Investment Vehicles and Their Strategies

Everest Capital Limited is a manager that invests opportunistically in emerging market debt and equity securities that it believes to be neglected, distressed, or inefficiently priced. The manager believes that many possibilities exist for value investing using bottom-up analysis. The Everest Capital Frontier Fund's strategies include government bond arbitrage, long positions in below investment grade government and corporate debt, and the purchase of convertible securities and closed-end funds either outright or through arbitrage. It also seeks arbitrages between a company's various classes of stock and its US-listed
ADRs.

Explorador Capital Management, LLC is a manager specializing in Latin American equities. In addition to long positions, the Explorador Fund, L P may also take short positions periodically to mitigate the negative effects of strong market corrections.The fund may also exploit short-term opportunities driven by market volatility.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

     closed-end fund risk      foreign risk
     currency risk             liquidity risk
     derivatives risk          market risk
     emerging markets risk     smaller company risk

A description of these risks is provided in the section below entitled General Risks.
________________________________________________________________________________
             December 8, 2000 . TIP Prospectus . Copyright (C) 2000
         . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.

6                                                           [LOGO OF TIFF]

              Risk Return Analysis -- Fund Descriptions continued


TIFF US Equity Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The Fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return of the Wilshire 5000 stock index by 1.25%, net of all expenses, on an annualized basis. The Wilshire 5000 stock index is a market capitalization-weighted index of all publicly traded US stocks.

Principal Investment Strategies. The Fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The Fund invests in common stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The Fund also invests a significant portion of its assets in futures contracts in order to replicate its performance benchmark or to hedge its currency risk. Ordinarily, the Fund invests at least 80% of its assets in equity securities. At least 65% of its assets will be invested in US equity securities and up to 15% of its assets may be invested in common stocks and ADRs of foreign issuers. The Fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

Aronson + Partners takes a value-oriented approach, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The money manager selects securities from among the 400 largest capitalization stocks.

Martingale Asset Management, LP seeks to ensure that the Fund is not excessively under- or overweighted in important market sectors relative to its performance benchmark.

Palo Alto Investors concentrates on very small capitalization companies (under $300 million). Typically these companies will have market capitalizations between $60 million and $90 million. The money manager seeks to identify companies with quality management, limited downside risk, and excellent upside potential, despite past difficulties in earnings or product development.

Shapiro Capital Management Company, Inc. emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable free cash flow, in an industry with significant barriers to entry, and products unlikely to become obsolete.

Sit Investment Associates, Inc. takes a team approach to identifying attractive US growth stocks. Companies that pass a screen requiring future earnings growth to exceed 12% are subject to bottom-up company and industry analysis, with the goal of understanding each company's business model, competitors, suppliers, and customers. The manager also performs top-down macroeconomic and market analysis. The process tends to focus on those companies that are world-class or regionally dominant, offer new or distinctive products or services, and are innovative and responsive to change.

Westport Asset Management, Inc. focuses on small capitalization companies (under $1.75 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flow are expected to improve materially and to hold those stocks over a period of 18 to 24 months, during which their prices are expected to appreciate substantially.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

     derivatives risk          market risk
     foreign risk              smaller company risk

A description of these risks is provided in the section below entitled General Risks.

________________________________________________________________________________
                   Copyright (C) 2000 . All rights reserved
          . This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                           7

              Risk Return Analysis -- Fund Descriptions continued


TIFF Domestic Stock Index Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The Fund seeks to attain a total return (price appreciation plus dividends), over time, equal to that of the Russell 3000 Stock Index on an annualized basis. The Russell 3000 Stock Index consists of the 3000 US companies with the highest market capitalization and represents approximately 98% of the investable US equity market.

Principal Investment Strategies. The Fund seeks to equal the total return of the Russell 3000 Stock Index through passive management. The money manager, State Street Global Advisors, will use computer-based statistical techniques to select a representative sample of stocks that resembles the full index in terms of industry weights, market capitalization, price-to-earnings ratio, dividend yield, and other characteristics. The money manager will invest substantially all of the Fund's assets in these securities. The Fund may also hold stock index futures contracts to reduce transaction costs, control tracking error, and remain substantially fully invested at all times. The Fund will try to achieve a 95% correlation between its performance and that of its performance benchmark.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:


     derivatives risk          smaller company risk
     market risk               tracking risk


A description of these risks is provided in the section below entitled General Risks.
________________________________________________________________________________
             December 8, 2000 . TIP Prospectus . Copyright (C) 2000
         . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.

8                                                              [LOGO OF TIFF]

              Risk Return Analysis -- Fund Descriptions continued


TIFF Bond Fund

Investment Objective. The Fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against declines in common stock prices and dividend streams due to deflation.

Performance Benchmark. The Fund seeks to achieve a total return that, over time, exceeds the total return of the Lehman Aggregate Bond Index by 0.50%, net of all expenses, on an annualized basis. The Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index of publicly traded US dollar-denominated fixed income securities.

Principal Investment Strategies. The Fund invests at least 80% of its assets in a broad range of fixed income securities, including securities issued or guaranteed by the US government, its agencies, or instrumentalities; corporate obligations; obligations of domestic banks, short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances; and mortgage-backed and other asset-backed securities. The Fund may also enter into futures contracts to a significant extent, dollar roll transactions, and repurchase and reverse repurchase agreements, and it may engage, to a limited extent, in short selling. The Fund's duration generally will differ from that of the performance benchmark by less than two years. As of the date of this prospectus, the duration of the benchmark was 4.7 years. The Fund typically maintains an overall minimum quality rating of at least AA. However, the Fund may own debt securities of all grades, including both rated and unrated securities, but not more than 5% of its assets may be invested in securities that are rated below investment grade, commonly referred to as "junk bonds."

Money Managers and Their Strategies

Atlantic Asset Management, LLC uses quantitative methods to target and control risk exposure, eliminating the need for economic or interest rate forecasting. Portfolio duration is varied slightly around an index in order to benefit from interest rate volatility. For corporate bonds, the manager screens for companies with strong cash flow, an improving financial position, and likely to benefit from a credit upgrade. For mortgage securities, the manager uses valuation models to identify securities that can produce returns from interest rate movements that are consistent with the portfolio's overall duration and yield strategy.

Seix Investment Advisors, Inc. uses proprietary analytical models to manage domestic bond portfolios on the basis of duration, yield, and the relative attractiveness of the various types of debt securities. The manager tries to keep duration in line with that of the benchmark and places a premium on yield. The manager typically emphasizes non-Treasury securities.

Smith Breeden Associates, Inc. focuses on US government agency mortgage-backed securities. The investment process emphasizes security selection rather than interest rate forecasting. The manager selects securities based on proprietary prepayment forecasting and mortgage pricing models, then combines them in portfolios whose effective durations match that of the benchmark, with the objective of producing total returns greater than those of the benchmark without incremental interest rate risk.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

          below investment         interest rate risk
          grade risk               liquidity risk
          credit risk              market risk
          derivatives risk         prepayment/extension risk


A description of these risks is provided in the section below entitled General Risks.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
      written permission from TIFF. . TIP Prospectus . December 8, 2000


[LOGO OF TIFF]                                                                 9

              Risk Return Analysis -- Fund Descriptions continued


TIFF Government Bond Index Fund

Investment Objective. The Fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against declines in common stock prices and dividend streams due to deflation.

Performance Benchmark. The Fund seeks to attain a total return, over time, equal to that of the Lehman Government 5+ Year Index on an annualized basis. The Lehman Government 5+ Year Index consists of callable and non-callable fixed income securities issued or guaranteed by the US Treasury Department and various US government agencies with five or more years remaining until final maturity.

Principal Investment Strategies. The Fund employs a passive investment strategy that seeks to replicate the benchmark's total return. The manager, State Street Global Advisors, uses computer-based statistical techniques to select a representative sample of bonds that resembles the full index in terms of duration, sector weights, quality, and other characteristics. The manager will invest substantially all of the Fund's assets in these securities. The Fund may also invest, to a significant extent, in futures contracts to reduce transaction costs, control tracking error, and remain substantially fully invested at all times. The Fund will try to achieve a 95% correlation between its performance and that of its performance benchmark.

The Fund's duration generally will differ from that of its benchmark by less than one year. As of the date of this prospectus, the duration of the benchmark was 8.6 years.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:


     derivatives risk          prepayment/extension risk
     interest rate risk        tracking risk market risk


A description of these risks is provided in the section below entitled General Risks.

TIFF Inflation-linked Bond Fund

Investment Objective. The Fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against reductions in purchasing power due to inflation as well as against declines in common stock prices and dividend streams due to deflation.

Performance Benchmark. The Fund seeks to attain a total return equal to that of the current 10-year Treasury inflation protected security on an annualized basis. Secondarily, the Fund measures its performance against the Lehman Brothers US Treasury Inflation Note Index.

Principal Investment Strategies. The Fund seeks to equal the total return of its performance benchmark by investing in one or more Treasury inflation protected securities and, to a limited extent, in futures contracts on such securities. Treasury inflation protected securities are bonds issued by the US Treasury Department whose principal value adjusts to reflect changes in the Consumer Price Index. Ordinarily, the Fund will invest at least 80% of its assets in these securities. Security selection will focus on the current 10-year Treasury inflation protected security. Securities trading at a significant premium may be sold to limit the potential for losses should deflationary conditions develop.

The Fund's duration generally will differ from that of the current 10-year Treasury inflation protected security by less than one year. As of the date of this prospectus, the duration of this security was approximately 8.1 years.

Manager. The Fund is managed by FAI using a buy-and-hold strategy. For a more complete description of FAI, please see the section entitled Management and Administration of the Funds -- The Advisor.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

          derivatives risk          market risk interest
          rate risk                 prepayment/extension risk

 A description of these risks is provided in the section below entitled General Risks.

________________________________________________________________________________
            December 8, 2000 . TIP Prospectus . Copyright (C) 2000
         . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.

10                                                             [LOGO OF TIFF]

              Risk Return Analysis -- Fund Descriptions concluded

TIFF Short-Term Fund

Investment Objective. The Fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the Fund's interest rate risk does not exceed that of a portfolio invested exclusively in six-month US Treasury securities.

Performance Benchmark. The Fund seeks, over time, to outperform the Merrill Lynch 182-day Treasury Bill Index, net of all expenses, on an annualized basis.

Principal Investment Strategies. The Fund seeks to outperform its performance benchmark by investing in a broad range of short-term (i.e., maturing in one year or less) fixed income securities, including:

 .    securities issued or guaranteed by the US government, its agencies, or instrumentalities

 .    obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities or by supranational organizations (such as the World Bank)

 .    corporate obligations

 .    obligations of domestic or foreign banks

 .    mortgage- and other asset-backed securities

 .    short-term securities such as time deposits, certificates of deposit
     (including marketable variable rate certificates of deposit), and bankers' acceptances

The Fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements and, to a limited extent, may use financial futures or options on financial futures. The manager, Fischer Francis Trees & Watts, Inc., focuses on duration, maturity, relative valuations, credit analysis, and security selection. Portfolios are optimized using a proprietary computer model. The Fund's duration generally will not differ from that of the performance benchmark by more than one month. As of the date of this prospectus, the benchmark's duration was 6 months. The Fund typically maintains an overall minimum quality rating of at least AAA. The Fund may invest, to a limited extent, in foreign securities.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

          below investment                       interest rate risk
            grade risk                           liquidity risk
          credit risk                            market risk
          derivatives risk                       prepayment/extension risk
          foreign risk

A description of these risks is provided in the section below entitled General Risks.


________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
      written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                11

                     Risk Return Analysis -- General Risks

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIFF mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIFF mutual funds to which each risk applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset, Bond, and Short-Term Funds]

Closed-End Fund Risk. The value of a closed-end fund, as reflected in the net asset value of a TIFF fund, is based on the market price of its shares rather than on the value of the securities in its portfolio. As such, closed-end funds are subject to market risk at the fund level in addition to the market risk of the securities in its portfolio. [Emerging Markets Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [Multi-Asset, Bond, and Short-Term Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and Emerging Markets Funds]

Derivatives Risk. Futures and options contracts and forward foreign currency exchange contracts are forms of derivatives. The TIFF funds use derivatives to replicate a benchmark's characteristics. Thus, derivatives may be used to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIFF funds is related to the money managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations; and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [all funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset, International Equity, and Emerging Markets Funds]

Foreign Risk. Securities issued by foreign entities involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the fund's income. [Multi-Asset, International Equity, Emerging Markets, and US Equity Funds]

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Bond, Government Bond Index, Inflation-Linked Bond, and Short-Term Funds]

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. [Multi-Asset, International Equity, Emerging Markets, Bond, and Short-Term Funds]


________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
      written permission from TIFF. . TIP Prospectus . December 8, 2000

12                                                                [LOGO OF TIFF]

                Risk Return Analysis -- General Risks concluded

Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole. [all funds]

Prepayment/Extension Risk. Prepayment Risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. This may happen during a period of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset, Bond, Government Bond Index, Inflation-Linked Bond, and Short-Term Funds]

Smaller Company Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell. [Multi-Asset, International Equity, Emerging Markets, US Equity, and Domestic Stock Index Funds]

Tracking Risk. Tracking risk is the risk that a passively managed index fund may not provide performance identical to that of its benchmark. Because it can be expensive and difficult for an index fund to buy and hold all the securities in its target benchmark, an index fund may hold a representative sample of the index constituents. The performance of this sample may deviate from that of the overall index. In addition, a mutual fund pays fees and transaction costs while an index does not. These fees and expenses may cause an index fund's return to be less than that of its benchmark. [Domestic Stock Index and Government Bond Index Funds]


________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
      written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                13

                  Risk Return Analysis -- Performance Charts

These charts are intended to show the risk that a member's returns may vary from year to year. Total return includes the effects of entry and exit fees received by the funds; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry and exit fees. The funds' past performance does not necessarily indicate how the funds will perform in the future. As of the date of this prospectus, the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not commenced operations and, therefore, do not have annual returns for a full calendar year. For this reason, no performance information is presented for these funds.

TIFF Multi-Asset Fund

During the four-year period shown in the bar chart at right, the highest quarterly return was 10.01% (quarter ended 12/31/1999) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).


     TIFF Multi-Asset Fund Total Return

   14.72%       5.51%        0.22%        22.65%
    1996         1997         1998         1999



TIFF International Equity Fund

During the five-year period shown in the bar chart at right, the highest quarterly return was 17.50% (quarter ended 12/31/1999) and the lowest quarterly return was -18.82% (quarter ended 9/30/1998).


     TIFF International Equity Fund Total Return


     9.85%      15.94%     0.91%     3.03%    37.40%
      1995       1996       1997      1998     1999


TIFF Emerging Markets Fund

During the five-year period shown in the bar chart at right, the highest quarterly return was 30.86% (quarter ended 12/31/1999) and the lowest quarterly return was -28.93% (quarter ended 9/30/1998).


     TIFF Emerging Markets Fund Total Return


        -8.39%       2.51%       -0.40%     -33.38%     75.49%
         1995         1996        1997        1998       1999


TIFF US Equity Fund

During the five-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).


     TIFF US Equity Fund Total Return


       36.02%      22.91%     33.01%     11.85%     18.89%
        1995        1996       1997       1998       1999


TIFF Bond Fund

During the five-year period shown in the bar chart at right, the highest quarterly return was 6.12% (quarter ended 6/30/1995) and the lowest quarterly return was -1.73% (quarter ended 3/31/1996).


     TIFF Bond Fund Total Return


   18.07%      3.75%     9.35%     7.31%      -0.45%
    1995        1996      1997      1998       1999


TIFF Short-Term Fund

During the five-year period shown in the bar chart at right, the highest quarterly return was 1.78% (quarter ended 6/30/1995) and the lowest quarterly return was 1.09% (quarter ended 12/31/1998).


     TIFF Short-Term Fund Total Return


          6.43%       5.28%     5.30%       5.59%      4.93%
           1995        1996      1997        1998       1999


________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
      written permission from TIFF. . TIP Prospectus . December 8, 2000

14                                                                [LOGO OF TIFF]

                   Risk Return Analysis -- Performance Table

The table below illustrates the changes in the TIFF mutual funds' yearly performance and shows how each fund's average returns for one year, five years, and since fund inception compare with selected benchmarks. Note that past performance is not necessarily an indication of how the funds will perform in the future. As of the date of this prospectus, the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations and, therefore, do not have annual returns for a full calendar year. For this reason, no performance information is presented for these funds.

                                                                        Average Annual Total Return
                                                                           through 12/31/1999

                                                                        One          Five       Since          Fund
                                                                        Year         Years     Inception     Inception
TIFF Multi-Asset Fund                                                   22.65%           NA       11.74%     3/31/1995
        CPI + 5% per annum                                               7.94%                     7.36%
        Constructed MAF Benchmark                                       17.33%                    14.32%
        MSCI All Country World Free Index*                              26.82%                    19.39%


TIFF International Equity Fund                                          37.41%       12.70%       11.51%     5/31/1994
        MSCI All Country World Free ex US Index                         30.91%       12.02%       10.91%


TIFF Emerging Markets Fund                                              75.49%        1.80%        0.31%     5/31/1994
        MSCI Emerging Markets Free Index                                63.70%       -0.13%       -0.16%


TIFF US Equity Fund                                                     18.87%       24.03%       21.99%     5/31/1994
        Wilshire 5000 Stock Index                                       23.56%       27.05%       24.30%


TIFF Bond Fund                                                          -0.45%        7.46%        6.74%     5/31/1994
        Lehman Aggregate Bond Index                                     -0.83%        7.73%        7.04%


TIFF Short-Term Fund                                                     4.93%        5.53%        5.50%     5/31/1994
        Merrill Lynch 182-day Treasury Bill Index                        4.63%        5.52%        5.44%


*    Please note that this Index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises only 55% stocks. The MSCI All
     Country World Free Index is included here solely to comply with SEC regulations.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO of TIFF]                                                               15

                     Fees and Annual Operating Expenses

This table describes the fees and expenses that a member pays when buying or holding shares of a fund.

Shareholder Fees (paid directly from the shareholder's investment)


                                     Sales          Transaction Charges
                                     Loads           Paid to Funds [a]
                                               Entry Fees on     Exit Fees on
                                                 Purchases       Redemptions
Multi-Asset                           None         0.50%           0.50%
International Equity                  None         0.75%           0.75%
Emerging Markets                      None         1.00%           1.00%
US Equity                             None         0.25%           0.25%
Domestic Stock Index                  None          None            None
Bond                                  None          None            None
Government Bond Index                 None          None            None
Inflation-Linked Bond                 None          None            None
Short-Term                            None          None            None



Annual Operating Expenses (expenses that are deducted from Fund assets)

                                  Total Annual
   Management        Other          Operating
     Fees [b]      Expenses [c]     Expenses
      0.32%          0.25%           0.57%
      0.68%          0.32%           1.00%
      1.03%          0.70%           1.73%
      0.50%          0.17%           0.67%
      0.09%          0.24%           0.33%
      0.24%          0.24%           0.48%
      0.11%          0.24%           0.35%
      0.15%          0.21%           0.36%
      0.23%          0.22%           0.45%[d]



[a] Entry and Exit Fees. While the funds are no load and do not charge sales commissions, the Multi-Asset, International Equity, Emerging Markets, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. FAI may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The Management Fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules, and therefore these fees will vary over time depending on the performance of the funds. These For fees are further deducted discussion of from fund assets and are expressed as a percentage of average net assets. money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, custody fees, legal, audit, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. For the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds, other expenses are based on estimates for the current fiscal year.

[d] Fee Waiver. Because FAI waived all of its management fee and the money manager waived a portion of its fee, total annual operating expenses were 0.35% for the fiscal year ended December 31, 1999. These fee waivers are voluntary and may be modified or discontinued at any time.

Example. This example is intended to help members compare the cost of investing in a TIFF fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Entry "With fees are reflected in both scenarios and exit fees are reflected in the rows labeled redemption at end of period." Actual costs may be higher or lower.

Expenses per $10,000 Investment


                                 One Year                 Three Years                Five Years                Ten Years
                           ----------------------    ----------------------    ----------------------    ----------------------
                              With         No           With         No           With         No           With         No
                           redemption  redemption    redemption  redemption    redemption  redemption    redemption  redemption
                           at end of   at end of     at end of   at end of     at end of   at end of     at end of   at end of
                             period      period        period      period        period      period        period      period
Multi-Asset                    $160      $108           $288       $232          $  428     $  367         $  837      $  760
International Equity           $254      $176           $475       $391          $  714     $  623         $1,401      $1,290
Emerging Markets               $376      $274           $749       $639          $1,145     $1,029         $2,257      $2,121
US Equity                      $119      $ 93           $267       $239          $  428     $  397         $  896      $  857
Domestic Stock Index           $ 34      $ 34           $106       $106          $  185     $  185         $  418      $  418
Bond                           $ 49      $ 49           $154       $154          $  269     $  269         $  604      $  604
Government Bond Index          $ 36      $ 36           $113       $113          $  197     $  197         $  443      $  443
Inflation-Linked Bond          $ 37      $ 37           $116       $116          $  202     $  202         $  456      $  456
Short-Term                     $ 46      $ 46           $144       $144          $  252     $  252         $  567      $  567

________________________________________________________________________________
                      December 8, 2000  . TIP Prospectus
        . Copyright (C) 2000  . All rights reserved . This report may not be reproduced or distributed without written permission from TIFF.
16                                                               [LOGO of TIFF]

                              Eligible Investors

Asset Size. The funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset and Emerging Markets Funds, shares of these funds are available only to organizations that invest at least $750,000 in the funds or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact FAI.

Eligibility Criteria.  The funds are open to:

 . Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

 .  Organizations that qualify for exemption from federal income taxes under
   Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

 . Non-US-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service;

 . Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization, and the organization has legal control over the securities or vehicles in which such assets are invested;

 . Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

 .  FAI employees.


                 Management and Administration of the Funds

TIFF The Investment Fund for Foundations,a tax-exempt, non-profit, member-controlled organization dedicated to enhancing foundations' investment returns

TIP TIFF Investment Program, Inc., a family of no-load mutual funds offered exclusively to 501(c)(3) organizations

FAI Foundation Advisers, Inc., the investment advisor of the TIFF mutual funds, a taxable organization operated on a not-for-profit basis

The Cooperative. TIP seeks to improve the net investment returns of its members by making available to them a series of investment funds. Each fund has its own investment objective and policies. The funds are advised by FAI. TIP and FAI were organized by TIFF. Although certain members of TIFF's board of trustees serve as directors of TIP, TIFF does not exercise control over TIP. The directors of TIP are elected by the members of the funds. FAI is a director-controlled corporation, and its director is not an affiliated person or interested person of TIFF as those terms are defined in the Investment Company Act of 1940.

Board Members and Officers of TIP, FAI, and TIFF. TIP's board of directors manages and supervises the TIFF mutual funds. With the exception of TIFF's president, all TIFF and TIP board members serve as unpaid volunteers. Individuals currently serving as board members or officers of TIFF, TIP, and FAI are identified below.

                                TIP           FAI                 TIFF

Unpaid Board Members
Sheryl L. Johns               Chair                              Trustee
William F. Nichols            Director                           Trustee
Fred B. Renwick               Director                           Trustee
John E. Craig, Jr.            Director                           Trustee
Gregory D. Curtis                                                Chair
Alice W. Handy                                                   Trustee
Robert A. Kasdin                                                 Trustee
William H. McLean                                                Trustee
Jack R. Meyer                                                    Trustee
Ann B. Sloane                                                    Trustee
D. Ellen Shuman                                                  Trustee
Jeffrey G. Tarrant                                               Trustee
Arthur Williams III                                              Trustee

Principal Officers and
Paid Board Members
David A. Salem*               Pres/Director  Pres/CEO            Pres/Trustee
Esther L. Cash                               Director/Mng Dir
Thomas N. Felker                             Managing Director
Nina F. Scherago                             Managing Director
Meredith A. Shuwall                          Managing Director
Cynthia J. Surprise           Secretary
Robert E. Swain                              Managing Director
William E. Vastardis          Treasurer


* Mr. Salem is an interested person by virtue of his affiliation with FAI as defined in the Investment Company Act of 1940.


________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                17

            Management and Administration of the Funds continued

Biographies of Board Members and Principal Officers

Set forth below is biographical information regarding the board members and principal officers of TIP, FAI, and TIFF. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of Board Members

John E. Craig, Jr. is executive vice president and treasurer of The Commonwealth Fund, One East 75th Street, New York, NY 10021, where he oversees assets exceeding $500 million. Mr. Craig was formerly assistant director of the John A. Hartford Foundation. He chairs the board of the Non-Profit Coordinating Committee of New York, is a member of the investment committee of the Social Science Research Council, and is a member of the board of the Greenwall Foundation and the Picker Institute.

Gregory D. Curtis is president of Greycourt & Company, Inc., 607 College Street,Pittsburgh, PA 15232, an investment consulting firm. Mr. Curtis was formerly president of the Laurel Foundation and C.S. May Associates, a private family office. He is a trustee of the Center for the Study of Community, the Contemporary Arts Stabilization Trust, and St. John's College. He is chair of the board of The Investment Fund for Foundations.

Alice W. Handy is president of the University of Virginia Investment Management Company, P.O. Box 400215, Charlottesville, VA 22904, which has endowment and trust assets exceeding $1.7 billion. Ms. Handy was formerly treasurer of the Commonwealth of Virginia. She chairs the investment advisory committee of the Virginia Retirement System and is a member of the advisory board of First Union Bank of Virginia.

Sheryl L. Johns is vice president, treasurer, and chief financial officer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002, a private foundation with assets exceeding $1 billion. She was formerly a manager with the accounting firm of Ernst & Young. Ms. Johns is a Certified Management Accountant as well as a Certified Public Accountant. She is a member of the board of directors of the Conference of Southwest Foundations and a member of the steering committee of the Foundation Financial Officers Group. She is chair of the board of TIFF Investment Program, Inc.

Robert A. Kasdin is executive vice president and chief financial officer of the University of Michigan,3 014 Fleming Administration Building, 503 Thompson Street, Ann Arbor, MI 48109, where, among other responsibilities, he oversees an endowment of $3 billion. Mr. Kasdin was formerly treasurer and chief investment officer of The Metropolitan Museum of Art and vice president and general counsel of the Princeton University Investment Company. He is a former member of the finance committee of the Rockefeller Brothers Fund and a current member of the board of directors of the Institute for Ecosystem Studies.

William H. McLean is senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation, Suite 1100, 140 South Dearborn Street, Chicago, IL 60603, a private foundation with assets exceeding $4 billion. He was formerly an investment officer at The Duke Endowment. He serves on the investment committee of Mercy HealthCare.

Jack R. Meyer is president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15/th/ Floor, Boston, MA 02110, the endowment management subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $16 billion. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

William F. Nichols is treasurer of The William and Flora Hewlett Foundation, 525 Middlefield Road, Suite 200, Menlo Park, CA 94025, which has assets of $2.9 billion. He is also a director of the Lucile Packard Foundation for Children's Health and a trustee of Channing House.

Fred B. Renwick is professor of finance at the Leonard M. Stern School of Business, New York University, 44 West 4th Street, Suite 9-190, New York, NY 10012. Professor Renwick is chair of the finance committee of Morehouse College and chair of the investment committees of the American Bible Society and Wartburg Foundation. He was formerly vice chair of the board of pensions of the Evangelical Lutheran Church in America.

D. Ellen Shuman is vice president and chief investment officer of Carnegie Corporation of New York, 437 Madison Avenue, 26/th/ Floor, New York, NY 10022, a private foundation with $1.9 billion in assets. She was formerly the director of investments at Yale University. Ms. Shuman is a Chartered Financial Analyst. She is currently a trustee of Bowdoin College and an investment advisor to the Edna McConnell Clark Foundation.

Ann Brownell Sloane is president of Sloane & Hinshaw, 67A East 77th Street, New York, NY 10021, a firm that furnishes strategic, financial planning, and management services to foundations and other tax-exempt grantmaking organizations. Ms. Sloane is a former trustee of Swarthmore College and recently completed 20 years of service on the investment committee of its board of managers.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

18                                                                [LOGO OF TIFF]

            Management and Administration of the Funds continued

Biographies of Board Members and Principal Officers concluded

Jeffrey G. Tarrant is president of Arista Group, Inc., One Rockefeller Plaza, Suite 1010, New York, NY 10020, an investment advisory firm advising a private family foundation and portfolio. He is also the founder of Altvest, an Internet Website for alternative investments. He was formerly president of Thurn und Taxis of America, Inc. and manager of the Thurn und Taxis family capital portfolio (Regensburg, Germany).

Arthur Williams III is president of Pine Grove Associates, Inc., 350 Springfield Avenue, Summit, NJ 07901, an asset management and consulting firm providing services to high net worth institutions and families. He is former director of retirement plan investments and other investment programs for McKinsey & Company, Inc. He is the author of Managing Your Investment Manager and a member of the nominating committee of the Institute for Quantitative Research in Finance. He also serves as trustee for a number of families.

Biographies of Principal Officers

Esther L. Cash is director and managing director of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to joining FAI, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds. Prior to joining GMO, she was employed by Cambridge Associates, Inc., where she was involved in systems design, research, and consulting.

Thomas N. Felker is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to joining TIFF, Mr. Felker was head of pension investments for Fort James Corporation, where his responsibilities included formulating investment policy and evaluating money managers. Prior to joining Fort James, Mr. Felker was a tax manager and auditor at Ernst & Young. He is a Certified Public Accountant and a CFA charterholder.

David A. Salem is president and chief executive officer of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to assuming TIFF's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co. ("GMO"), where his responsibilities included asset allocation and strategic planning. Prior to joining GMO, Mr. Salem was a managing director of Cambridge Associates, Inc., which provides investment and financial planning services primarily to not-for-profit endowed institutions. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a trustee of the Core Knowledge Foundation and is former co-chair of the Cabinet of the Thomas Jefferson Memorial Foundation (Monticello).

Nina F. Scherago is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to joining TIFF, Ms. Scherago was director of private investments of the Howard Hughes Medical Institute, where she oversaw a private investment portfolio of approximately $1.2 billion. Prior to joining Howard Hughes, Ms. Scherago was with the investment banking firm of Alex. Brown & Sons. She is a CFA charterholder.

Meredith A. Shuwall is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to joining TIFF, Ms. Shuwall was a vice president at Vrolyk & Company, where her responsibilities included providing financial advisory and merger and acquisition services for private companies. Prior to joining Vrolyk, Ms. Shuwall was an associate at Onyx Partners, Inc., where she managed an opportunistic real estate fund.

Cynthia J. Surprise is a director and counsel in the mutual fund administration department of Investors Bank, 200 Clarendon Street, Boston, MA 02116. Prior to joining Investors Bank in October 1999, Ms. Surprise was a vice president at State Street Bank and Trust Company.

Robert E. Swain is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA 22903. Prior to joining TIFF, Mr. Swain was employed by SG Cowen, where he furnished investmentcounselingservicestohighnetworthindividuals. Prior to joining SG Cowen, Mr. Swain founded a privately held independent oil and gas exploration company that is still active in Texas and Oklahoma, performed acquisition studies as an executive of a Boston-based realty development firm, and co-founded a fund-of-hedge-funds servicing individual investors.

William E. Vastardis is managing director of fund administration of Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, NY 10020. Prior to joining Investors Capital, Mr. Vastardis served as vice president and head of the private label mutual fund administration division of the Vanguard Group, Inc.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                19

            Management and Administration of the Funds continued


The Advisor

FAI, with principal offices at 2405 Ivy Road, Charlottesville, VA, 22903, serves as the advisor to all funds. FAI was formed to facilitate investment by 501(c)(3) organizations in stocks, securities, and other assets.

Advisory Agreement. Pursuant to an investment advisory agreement with each fund,
FAI:

1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general mana gement, investment advisory, and portfolio management services to TIP;

3. allocates and reallocates each fund's assets among the money managers;

4. identifies appropriate CIVs in which to invest the funds' assets; and

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests.

FAI also passively manages the Inflation-Linked Bond Fund and the Treasury inflation protected securities in the Multi-Asset Fund.

Money Managers

Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, FAI is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation. FAI may allocate or reallocate assets among managers or may terminate a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on FAI's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by FAI; for CIVs, the guidelines are typically developed by the CIV's management and reviewed by FAI. Although the money managers' activities are subject to general oversight by the boards of directors and officers of TIP and FAI, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. FAI is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which the money manager will provide services to the funds. These agreements are submitted for approval by TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements (subject to termination provisions contained therein) between TIP and all service providers employed by it, including FAI and the money managers. The funds and FAI have received an order from the SEC which permits FAI to hire and terminate money managers or change the terms of their advisory agreements without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, FAI weighs a number of relevant factors and makes its selection based on a comparison of all such factors. FAI reviews the historical investment results of a universe of money managers, evaluates written information about them supplied by the money managers and outside parties, and conducts face-to-face interviews with the individuals who would actually manage money for TIP should their firms be employed by it. Each of the disqualifying attributes noted below constitutes a sufficient ground for rejection or dismissal of a money manager displaying it. The factors considered by FAI in selecting the funds' current money managers and in considering the selection of other money managers include:

Important Attributes

 . A well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data

 . A verifiable record that the firm has faithfully executed its philosophy over time

 . A proven capacity to deliver reasonably uniform results to all clients' assets to which this philosophy is applied

 .  A reasonable amount of assets under management for this philosophy

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

20                                                                [LOGO OF TIFF]

             Management and Administration of the Funds continued

Money Managers concluded

 .  Satisfactory returns versus a relevant benchmark
 .  A proven capacity to adapt to changes in financial markets
 .  A proven willingness to invest adequately in its own business (including technological resources)
 . Investment professionals who have strong personal incentives (both financial and psychological) to produce satisfactory results for their clients

Helpful Attributes
 . Money management is the firm's sole (preferably) or primary line of business . The firm's decisionmakers are seasoned professionals or the firm's philosophy is unusually innovative (preferably both)
 .  The firm is willing to use performance-based fee arrangements as an expression of confidence in its own abilities
 . The firm complies fully with the Performance Presentation Standards of the Association for Investment Management and Research

Undesirable Attributes
 .  Insufficiently trained administrative personnel
 .  Insufficiently robust investment accounting systems
 . Investment decisionmakers who are unduly burdened with administrative tasks . An unwillingness to specify asset size limits for products or services that require such limits

Disqualifying Attributes
 .  Investment decisionmakers who are engaged primarily in brokerage or financial planning (as distinct from portfolio management)
 .  A high degree of personnel turnover
 .  An inability to meet performance reporting deadlines
 . Relevant criminal convictions or sanctions by the SEC or other federal or state regulatory agencies

Other Considerations. When evaluating persons who might potentially manage money for TIP, FAI considers carefully the financial viability and stability of the firms with which they are associated, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge, provided, of course, that the persons leading them are sufficiently skilled and experienced.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting FAI at the telephone number shown on the back cover of this prospectus.

                                                   Total Management Fees
                                              Paid to FAI and Money Managers
                                             for Fiscal Year Ended 12/31/1999
Multi-Asset                                                0.32%
International Equity                                       0.68%
Emerging Markets                                           1.03%
US Equity                                                  0.50%
Bond                                                       0.24%
Short-Term*                                                0.23%

*As a result of waivers of all of FAI's advisory fee and a portion of the money manager's management fee, the actual management fee paid by the Short-Term Fund for the fiscal year ended December 31, 1999, was 0.13%. These fee waivers are voluntary and may be modified or discontinued at any time.

As of the date of this prospectus, the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not commenced operations, and, therefore, no management fees have been paid. The management fees paid by these funds will be a monthly fee calculated by applying the following annual percentage rates to the fund's average daily net assets for the month:

                             On                          On
                           First        On Next       Remainder
                           $50mm         $50mm        **$100mm
Domestic Stock Index        0.10%         0.08%         0.06%
Government Bond Index*      0.12%         0.10%         0.08%
Inflation-Linked Bond       0.15%         0.15%         0.15%

* The management fees shown above for the Government Bond Index Fund are for the first year of the Fund's operation only and are subject to a minimum monthly fee that is the greater of $6,250 plus 0.03% of the Fund's average daily net assets or the amount calculated by applying the annual percentage rates in the table to the Fund's average daily net assets. For year two of the Fund's operation, the monthly minimum fee will be the greater of $6,250 plus 0.03% of the Fund's average daily net assets or the amount calculated by applying the following annual percentage rates in the table to the Fund's average daily net assets:
0.11% on the first $50 million, 0.09% on the next $50 million, and 0.07% on the remainder (over $100 million). In year three of the Fund's operation and for each year of operations thereafter, the monthly minimum fee will be the greater of $8,333 plus 0.03% of the Fund's average daily net assets or the amount calculated by applying the following annual percentage rates in the table to the Fund's average daily net assets: 0.09% on the first $50 million, 0.07% on the next $50 million, and 0.06% on the remainder (over $100 million).

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                21

             Management and Administration of the Funds continued

Money Manager Fee Arrangements and Portfolio Managers

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a base fee ("floor"), expressed as a percentage of net assets, a maximum fee ("cap"), and a fee formula that embodies the concept of a "fulcrum" fee, i.e., a fee midway between the minimum and the maximum. Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the base fee if the portfolio's excess return (i.e., its actual gross return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the base fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.

Multi-Asset Fund

Aronson + Partners (230 South Broad Street, 20/th/ Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Stock Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson + Partners since 1984 and has managed assets for the Fund since 1999.

Harding, Loevner Management, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Index (Free) in order for the manager to receive the fulcrum fee. Daniel D. Harding (CFA, CIO) has been a portfolio manager with Harding, Loevner since 1989 and has managed assets for the Fund since 1997.

Oechsle International Advisors, LLC (One International Place, Boston, MA 02110) is compensated based on performance. Its fee formula entails a floor of 20 basis points, a cap of 60 basis points, and a fulcrum fee of 40 basis points. The portfolio must earn 200 basis points over the return of the MSCI All Country World Index (Free) ex US in order for the manager to receive the fulcrum fee.
S. Dewey Keesler, Jr. (CIO) and Kathleen Harris (CFA, principal) have been portfolio managers with Oechsle since 1986 and 1995, respectively, and have each managed assets for the Fund since 2000.

Seix Investment Advisors, Inc. (300 Tice Boulevard, Woodcliff Lake, NJ 07675) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 195 basis points over the return of the Lehman Aggregate Bond Index in order for the manager to earn the fulcrum fee. Christina Seix (CFA, chairman, CIO) has been a portfolio manager with Seix Investment Advisors since 1992 and has managed assets for the Fund since 1997.

Wellington Management Company, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. Ernst H. von Metzsch (portfolio manager) has been a portfolio manager with Wellington since 1973 and has managed assets for the Fund since 1995.

International Equity Fund

Delaware International Advisers Ltd. (80 Cheapside, 3/rd/ Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million. Hamish O. Parker (director) has been a portfolio manager with Delaware since 1990 and has managed assets for the Fund since 1994.

Harding, Loevner Management, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Index (Free) ex US in order for the manager to receive the fulcrum fee. Simon Hallett (CFA) has been a portfolio manager with Harding, Loevner since 1991 and has managed assets for the Fund since 1994.

Marathon Asset Management, Ltd. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index (Free) ex US in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the Fund since 1994.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

22                                                                [LOGO OF TIFF]

             Management and Administration of the Funds continued

Money Manager Fee Arrangements and Portfolio Managers continued

Oechsle International Advisors, LLC (One International Place, Boston, MA 02110) is compensated based on performance. Its fee formula entails a floor of 20 basis points, a cap of 100 basis points, and a fulcrum fee of 60 basis points. The portfolio must earn 300 basis points over the return of the MSCI All Country World Index (Free) ex US in order for the manager to receive the fulcrum fee. S. Dewey Keesler, Jr. (CIO) has been a portfolio manager with Oechsle since 1986 and has managed assets for the Fund since 2000.

Emerging Markets Fund

Emerging Markets Management, LLC (1001 Nineteenth Street North, 16/th/ Floor, Arlington, VA 22209) is compensated based on performance. Its fee formula entails a floor of 40 basis points, a cap of 300 basis points, and a fulcrum fee of 170 basis points. The portfolio must earn 370 basis points over the return of the MSCI Emerging Markets Free Index in order for the manager to receive the fulcrum fee. Antoine W. van Agtmael (president, CIO) has been a portfolio manager with Emerging Markets Management since 1987 and has managed assets for the Fund since 1994.

Lazard Asset Management (30 Rockefeller Plaza, New York, NY 10112) is compensated based on assets. The manager receives 0.50% per year on assets in its portfolio. Alexander Zagoreos (managing director) has been a portfolio manager with Lazard since 1977 and has managed assets for the Fund since 1996.

Lloyd George Management (Suite 3808, One Exchange Square, Central, Hong Kong) is compensated based on the assets in its portfolio. The manager receives 1.30% per year on the first $5 million, 1.20% per year on the next $15 million, 1.10% per year on the next $30 million, 1.00% per year on the next $50 million, and 0.90% per year on amounts above $100 million. Robert Lloyd George (chairman) founded the firm in 1991 and has managed assets for the Fund since 2000.

US Equity Fund

Aronson + Partners (230 South Broad Street, 20/th/ Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Stock Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson + Partners since 1984 and has managed assets for the Fund since 1998.

Martingale Asset Management, LP (222 Berkeley Street, Boston, MA 02116) is compensated based on the Fund's total assets. The manager receives 0.10% per year on the first $100 million, 0.08% per year on the next $200 million, 0.07% per year on the next $200 million, and 0.05% per year on amounts above $500 million. William E. Jacques (CFA, executive vice president, CIO) has been a portfolio manager with Martingale since 1987 and has managed assets for the Fund since 1996.

Palo Alto Investors (470 University Avenue, Palo Alto, CA 94301) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 200 basis points, and a fulcrum fee of 105 basis points. The portfolio must earn 524 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. William L. Edwards (president) has been a portfolio manager with Palo Alto Investors since 1989 and has managed assets for the Fund since 1994.

Shapiro Capital Management Company, Inc.(One Buckhead Plaza, Suite 1555, 3060 Peachtree Road, NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (president, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the Fund since
1997.

Sit Investment Associates, Inc. (90 South Seventh Street, Suite 4600, Minneapolis, MN 55402) is compensated based on the assets in its portfolio. The manager receives 0.65% per year on the first $10 million, 0.60% per year on the next $10 million, 0.55% per year on the next $10 million, 0.50% per year on the next $10 million, 0.45% per year on the next $10 million, and 0.40% per year on amounts above $50 million. Eugene C. Sit (chairman, CEO, global CIO) formed the company in 1981 and has managed assets for the Fund since 2000.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (CFA, chairman) has been a portfolio manager for Westport Asset Management since 1983 and has managed assets for the Fund since 1994.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                23

             Management and Administration of the Funds continued

Money Manager Fee Arrangements and Portfolio Managers concluded

Domestic Stock Index Fund

State Street Global Advisors (2 International Place, Boston, MA 02110) is compensated based on assets. The manager receives a monthly fee that is the greater of $4,167 or the amount calculated as follows: 0.07% per year on the first $50 million of its portfolio, 0.05% per year on the next $50 million, and 0.03% per year on amounts above $100 million. Anne B. Eisenberg (principal, head of US equity team) has been a portfolio manager for SSGA since 1985 and is primarily responsible for managing the assets of the Fund.

Bond Fund

Atlantic Asset Management, LLC (Clearwater House, 2187 Atlantic Street, Stamford, CT 06902) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 60 basis points, and a fulcrum fee of 35 basis points. The portfolio must earn 165 basis points over the return of the Lehman Government/Credit Bond Index in order for the manager to earn the fulcrum fee. Ronald W. Sellers(president)hasbeenaportfoliomanagerwithAtlantic since 1992 and has managed assets for the Fund since 1994.

Seix Investment Advisors, Inc. (300 Tice Boulevard, Woodcliff Lake, NJ 07675) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 195 basis points over the return of the Lehman Government/Credit Bond Index in order for the manager to earn the fulcrum fee. Christina Seix (CFA, chairman, CIO) has been a portfolio manager for Seix Investment Advisors since 1992 and has managed assets for the Fund since
1994.

Smith Breeden Associates, Inc. (100 Europa Drive, Suite 200, Chapel Hill, NC 27514) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 157 basis points over the return of the Lehman Mortgage-Backed Securities Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (principal) has been a portfolio manager for Smith Breeden since 1988 and has managed assets for the Fund since 1996.

Government Bond Index Fund

State Street Global Advisors (2 International Place, Boston, MA 02110) is compensated based on assets. In year one, the manager receives a monthly fee that is the greater of $6,250 or the amount calculated as follows: 0.09% per year on the first $50 million of its portfolio, 0.07% per year on the next $50 million, and 0.05% per year on amounts above $100 million. In year two, the manager receives a monthly fee that is the greater of $6,250 or the amount calculated as follows: 0.08% per year on the first $50 million of its portfolio, 0.06% per year on the next $50 million, and 0.04% per year on amounts above $100 million. Thereafter, the manager receives a monthly fee that is the greater of $8,333 or the amount calculated as follows: 0.06% per year on the first $50 million of its portfolio, 0.04% per year on the next $50 million, and 0.03% per year on amounts above $100 million. Sue Bonfeld (principal and head of fixed income) has been a portfolio manager for SSGA since 1993 and is primarily responsible for managing the assets of the Fund.

Short-Term Fund

Fischer Francis Trees & Watts, Inc. (200 Park Avenue, 46/th/ Floor, New York, NY 10166) is compensated based on assets. The manager receives 0.20% per year on the first $100 million of its portfolio and 0.15% per year on amounts above $100 million. David J. Marmon (managing director) has been a portfolio manager for FFTW since 1990 and has managed the Fund's assets since 1994.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

24                                                                [LOGO OF TIFF]

             Management and Administration of the Funds concluded

Commingled Investment Vehicle Portfolio Managers

Multi-Asset Fund

Canyon Capital Management, LP (Beverly Hills, CA): Joshua S. Friedman (managing partner) and Mitchell R. Julis (managing partner) have been portfolio managers with Canyon Capital Management since 1990 and have managed assets for the Fund since 1996.

Farallon Capital Management, LLC (San Francisco, CA): Thomas F. Steyer (senior managing member) has been a portfolio manager for Farallon Capital since 1990 and has managed assets for the Fund since 1995.

LonePineCapitalLLC (Greenwich,CT):StephenF.Mandel, Jr. (portfolio manager and consumer analyst) has been a portfolio manager with Lone Pine Capital and has managed assets for the Fund since 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management.

International Equity Fund

Everest Capital Limited (Hamilton HM JX Bermuda): Marko Dimitrijevic (president) has been a portfolio manager with Everest Capital since 1990 and has managed assets for the Fund since 1997.

Emerging Markets Fund

Everest Capital Limited (Hamilton HM JX Bermuda): Marko Dimitrijevic (president) has been a portfolio manager with Everest Capital since 1990 and has managed assets for the Fund since 1997.

Explorador Capital Management, LLC (San Francisco, CA 94111): Andrew H. Cummings (portfolio manager) has been a portfolio manager with Explorador since 1995 and has managed assets for the Fund since 1997.

                  Additional Investment Strategies and Risks

The funds' principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Defensive Strategies. Except for the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds, the funds may temporarily depart from their normal investment policies - for example, by investing substantially in cash reserves - in response to adverse market, economic, political, or other conditions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset, Bond, and Short-Term Funds may engage in active and frequent trading to achieve the investment objective. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.

Commingled Investment Vehicles (CIVs). In order to achieve their investment objectives, the Multi-Asset, International Equity, and Emerging Markets Funds invest in CIVs. As an investor in a CIV, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the CIV. CIV fees and expenses are in addition to those disclosed under Fees and Annual Operating Expenses and therefore affect the funds' returns.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                25

             Additional Investment Strategies and Risks concluded

Short Sales. The funds may engage in short sale transactions where a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

                           Purchases and Redemptions

Account Application. An account application must be completed and submitted by each TIP investor. Accompanying the completed application, members must also submit proof of their tax exempt status from the IRS. Organizations admitted as members of TIP that are subsequently determined to be ineligible will be asked to redeem all shares that they hold in all TIFF mutual funds.

Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value (the "NAV") per share of the fund as determined on the effective date of the purchase or redemption. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Fees. Purchases and redemptions of shares in the funds include no sales charges. However, the Multi-Asset, International Equity, Emerging Markets, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to FAI or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to reinvested dividends or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at FAI's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions).

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted and any applicable entry fee has been deducted. Each fund's NAV is determined on the basis of market prices or fair value as determined by the fund's board of directors. If the money manager believes that events occurring after the close of a foreign exchange have rendered the market quotations unreliable, the fund may use fair-value estimates instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. All purchases, except in-kind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when FAI receives a completed account application and other required documents, and funds become available to TIP in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000. The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. Minimums may be waived for FAI employees. Subsequent purchases may be made in any amount.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without written permission from TIFF. . TIP Prospectus . December 8, 2000

26                                                                [LOGO OF TIFF]

                      Purchases and Redemptions continued

Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed  Purchases may be made on any business day.

Payment Procedure Federal funds should be wired to the funds' custodian and transfer agent, Investors Bank & Trust Company, Boston, Massachusetts. (See wiring instructions below.)

Notification A purchaser must call TIP at 804-817-8200 to inform TIP of the incoming wire transfer and must clearly indicate which fund is to be purchased. If TIP receives federal funds prior to 4:00 p.m. Eastern time, the order will be effective on that day. If TIP receives notification after 4:00 p.m. Eastern time or if federal funds are not received by the transfer agent by 4:00 p.m. Eastern time, such purchase order shall be executed as of the date that notification and federal funds are received by 4:00 p.m. Eastern time.

Converted Funds Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

Redemption Procedures. The following procedures apply to redemptions of shares.

Type of Redemption Full and fractional shares in any amount may be redeemed upon a member's request.

Who May Redeem Only an authorized agent as designated on the member's account application may request a redemption.

Notification The member must inform FAI of the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application),and the member's name and account number.

Time of Notice TIP must receive notice of redemption by 4:00 p.m. Eastern time on any business day.

Late Notice If the notice is received on a day that is not a business day or after 4:00 p.m. Eastern time, it will be deemed received as of the next business day.

Proceeds Proceeds of redemptions will be wired to the account designated on the account application. In order to change this account either temporarily or permanently, TIP must receive new instructions in writing from an authorized person with the appropriate signature guarantee by a qualified financial institution.

Redemption Price The redemption will be based on the NAV per share next determined after receipt by the transfer agent of proper notice.

Payment Payment, less any applicable exit fee, generally will be made on the day following receipt of notice, but TIP reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling FAI. TIP, FAI, Investors Capital Services,Inc.("InvestorsCapital"),thefunds' administrator, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TIP will take reasonable steps to ensure that telephone instructions are legitimate. TIP, FAI, Investors Capital, or the transfer agent may require personal identification codes. TIP will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in-kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's net asset value during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by FAI in its discretion, as opposed to the cash distributions normally made to redeeming members.

--------------------------------------------------------------------------------
                   Copyright (C) 2000. All rights reserved.
           This report may not be reproduced or distributed without
      written permission from TIFF . . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                27

                      Purchases and Redemptions concluded

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange. There is no minimum for such an exchange but fund minimums apply. An exchange order is considered a redemption followed by a purchase for tax purposes and for purposes of assessing entry and exit fees. Members wishing to make exchange requests should contact FAI.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to FAI with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by FAI.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of selling shares, TIP may send a notice asking the member to bring the account back up to $25,000 or to close it out. If the member does not take action within 100 days, TIP may redeem the member's shares and send the proceeds to the member.

     Funds should be wired to:

     Investors Bank & Trust Company
     Boston, Massachusetts
     ABA#: 011001438
     Attention: Transfer Agent
     Deposit Account: 433334444
     Further Credit: TIFF Investment Program
     Member Name: Name of Member Organization

                        DIVIDENDS AND DISTRIBUTIONS

Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long- and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. The intended payment schedules are summarized in the following table:

                                          Dividends                                                     Capital Gains
                        -------------------------------------------------------------      -----------------------------------
                        Declared       Reinvested               Paid                       Declared       Reinvested  Paid
Multi-Asset             Semi-Annually  July/December            July/December              Annually       December    December
International Equity    Semi-Annually  July/December            July/December              Annually       December    December
Emerging Markets        Annually       December                 December                   Annually       December    December
US Equity               Quarterly      Apr/Jul/Oct/Dec          Apr/Jul/Oct/Dec            Annually       December    December
Domestic Stock Index    Annually       December                 December                   Annually       December    December
Bond                    Daily          Last Business Day of     First Business Day of      Annually       December    December
                                       Month                    Month
Government Bond Index   Monthly        Last Business Day of     First Business Day of      Annually       December    December
                                       Month                    Month
Inflation-Linked Bond   Semi-Annually  July/December            July/December              Annually       December    December
Short-Term              Daily          Last Business Day of     First Business Day of      Annually       December    December
                                       Month                    Month

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to members of record in such month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. TIP will seek to provide to members as much notice as possible regarding the timing of all distributions.

Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or a different TIFF fund at the NAV on the date of reinvestment. Alternately, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to FAI by the record date of the applicable distribution.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage distribution should contact FAI to arrange for such specific distributions.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

--------------------------------------------------------------------------------
                         Copyright (C) 2000. All rights reserved.
           This report may not be reproduced or distributed without written permission from TIFF . . TIP Prospectus . December 8, 2000

28                                                                [LOGO OF TIFF]

                            Tax Considerations

Because all members (except FAI employees) of the TIFF mutual funds are tax-exempt 501(c)(3) organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. FAI employees should consult the Statement of Additional Information (the "SAI") for information relating to the tax consequences of their investment in the funds.

                           Financial Highlights

The following financial highlights tables are intended to help members understand the funds' financial performance for the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP in so far as it relates to periods through December 31, 1999, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no financial highlights are available.

TIFF Multi-Asset Fund

                                                            Period from      Year       Year       Year       Year       Period
For a share outstanding throughout each period                1/1/00-        Ended      Ended      Ended      Ended       Ended
                                                              6/30/00      12/31/99   12/31/98   12/31/97    12/31/96   12/31/95
                                                            (unaudited)
Net Asset Value, beginning of period                        $   13.41      $  11.42   $  11.65   $  12.08    $  11.13    $10.00
                                                            ---------      --------   --------   --------    --------    ------
Income from investment operations
Net investment income                                            0.12          0.22       0.20       0.44        0.17      0.26
Net realized and unrealized gain (loss) on investments*          0.29          2.30      (0.20)      0.01        1.37      1.08
                                                            ---------      --------   --------   --------    --------    ------
Total from investment operations                                 0.41          2.52       0.00       0.45        1.54      1.34
                                                            ---------      --------   --------   --------    --------    ------
Less distributions from
Net investment income                                              --         (0.41)     (0.07)     (0.30)      (0.18)    (0.24)
Amounts in excess of net investment income                         --         (0.09)     (0.19)     (0.15)      (0.13)       --
Net realized gains                                                 --         (0.07)        --      (0.63)      (0.36)    (0.03)
                                                            ---------      --------   --------   --------    --------    ------
Total distributions                                                --         (0.57)     (0.26)     (1.08)      (0.67)    (0.27)
                                                            ---------      --------   --------   --------    --------    ------
Entry/exit fee per share                                         0.02          0.04       0.03       0.20        0.08      0.06
                                                            ---------      --------   --------   --------    --------    ------
Net Asset Value, end of period                              $   13.84      $  13.41   $  11.42   $  11.65    $  12.08    $11.13
                                                            =========      ========   ========   ========    ========    ======
Total return (c)                                                 3.21% (b)    22.65%      0.22%      5.51%      14.72%    13.87% (b)

Ratios/Supplemental Data
Net assets, end of period (000s)                            $ 231,470      $238,644   $291,847   $382,317    $218,244   $92,630
Ratio of expenses to average net assets                         0.93% (a)      0.57%      0.65%      0.72%       1.03%     0.80% (a)
Ratio of net investment income to average net assets            1.93% (a)      2.20%      1.85%      3.30%       1.99%     4.00% (a)
Portfolio turnover                                             90.98% (b)    154.49%    196.06%    181.51%     100.66%     7.35% (b)

(a) Annualized.
(b) Not annualized.
(c) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/ exit fees.
+   Commencement of operations was 3/31/1995.
*   Including foreign currency-related transactions.

________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
       written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                29

                        Financial Highlights continued


TIFF International Equity Fund

                                                       Period from       Year        Year          Year       Year       Year
For a share outstanding throughout each period           1/1/00-        Ended       Ended         Ended      Ended       Ended
                                                         6/30/00       12/31/99    12/31/98      12/31/97   12/31/96    12/31/95
                                                       (unaudited)
Net Asset Value, beginning of period                     $ 13.58       $  11.17    $ 11.77       $  12.19  $   10.82     $ 9.98
                                                         -------       --------    -------       --------  ---------     ------
Income from investment operations
Net investment income                                       0.08           0.13       0.19           0.17         0.10       0.15
Net realized and unrealized gain (loss) on
  investments*                                             (0.63)          3.93       0.12          (0.11)        1.59       0.80
                                                         -------       --------    -------       --------    ---------     ------
Total from investment operations                           (0.55)          4.06       0.31           0.06         1.69       0.95
                                                         -------       --------    -------       --------    ---------     ------
Less distributions from
Net investment income                                         --          (0.05)     (0.12)         (0.16)       (0.09)     (0.14)
Amounts in excess of net investment income                    --          (0.08)     (0.20)         (0.09)          --         --
Net realized gains                                            --          (1.54)     (0.62)         (0.28)       (0.26)        --
                                                         -------       --------    -------       --------    ---------     ------
Total distributions                                           --          (1.67)     (0.94)         (0.53)       (0.35)     (0.14)
                                                         -------       --------    -------       --------    ---------     ------
Entry/exit fee per share                                    0.01           0.02       0.03           0.05         0.03       0.03
                                                         -------       --------    -------       --------    ---------     ------
Net Asset Value, end of period                           $ 13.04       $  13.58    $ 11.17       $  11.77    $   12.19     $10.82
                                                         =======       ========    =======       ========    =========     ======
Total return (c)                                           (3.98%) (b)    37.40%      3.03% (e)      0.91%       15.94%      9.85%

Ratios/Supplemental Data
Net assets, end of period (000s)                        $219,111       $246,429   $260,030       $241,072     $219,458   $155,422
Ratio of expenses to average net assets                     1.17% (a)      1.00%      0.81% (d)      1.21%        1.11%      1.05%
Ratio of expenses to average net assets before
 expense waivers                                            1.17% (a)      1.00%      0.84% (d)      1.21%        1.11%      1.05%
Ratio of net investment income to average net assets        1.27% (a)      1.32%      1.47%          0.72%        0.91%      1.48%
Portfolio turnover                                         25.40% (b)     28.33%     30.62%         25.55%       32.40%     32.91%

(a)  Annualized.

(b)  Not annualized.

(c) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/ exit fees.

(d) Expenses include tax expense for the year ended December 31, 1998. Without the tax expense, the ratio of expenses to average net assets and the ratio of expenses to average net assets before expense waivers would have been 0.76% and 0.79%, respectively.

(e) Total return would have been lower had certain expenses not been waived or reimbursed.

*    Including foreign currency-related transactions.

TIFF Emerging Markets Fund

                                                      Period from         Year        Year         Year          Year       Year
For a share outstanding throughout each period          1/1/00-          Ended       Ended        Ended         Ended      Ended
                                                        6/30/00         12/31/99    12/31/98     12/31/97      12/31/96   12/31/95
                                                      (unaudited)
Net Asset Value, beginning of period                    $ 8.90          $   5.19    $ 8.09       $ 8.63       $   8.45     $ 9.24
                                                        ------          --------    ------       ------       --------     ------
Income from investment operations:
Net investment income                                    (0.04)            (0.09)    (0.01)        0.33           0.01         --
Net realized and unrealized gain (loss) on
  investments*                                           (0.50)             3.99     (2.73)       (0.40)++        0.17      (0.82)
                                                        ------          --------    ------       ------       --------     ------
Total from investment operations                         (0.54)             3.90     (2.74)       (0.07)++        0.18      (0.82)
                                                        ------          --------    ------       ------       --------     ------
Less distributions from:
Net investment income (loss)                                --                --        --        (0.24)         (0.04)     (0.00)+
Amounts in excess of net investment income                  --             (0.20)    (0.17)       (0.27)         (0.00)+    (0.00)+
Net realized gains                                          --                --        --           --          (0.00)+       --
Amounts in excess of net realized gains                     --                --        --           --             --      (0.00)+
                                                        ------          --------    ------       ------       --------     ------
Total distributions                                         --             (0.20)    (0.17)       (0.51)         (0.04)     (0.00)+
                                                        ------          --------    ------       ------       --------     ------
Entry/exit fee per share                                    --              0.01      0.01         0.04 (f)       0.04(f)    0.03
                                                        ------          --------    ------       ------       --------     ------
Net Asset Value, end of period                          $ 8.36          $   8.90    $ 5.19       $ 8.09       $   8.63     $ 8.45
                                                        ======          ========    ======       ======       ========     ======
Total return (c)                                         (6.07%) (b)       75.49%   (33.38%)(e)   (0.40%)         2.51%     (8.39%)

Ratios/Supplemental Data
Net assets, end of period (000s)                       $76,913          $ 82,396   $58,167      $83,836       $ 89,736    $59,486
Ratio of expenses to average net assets                   2.24%  (a)        1.73%     3.09% (d)    1.56%          1.62%      2.35%
Ratio of expenses to average net assets before            2.24%  (a)        1.73%     3.14% (d)    1.56%          1.62%      2.35%
expense waivers
Ratio of net investment income (loss) to
  average net assets                                     -0.80%  (a)        0.01%    -0.55%        0.95%          0.06%     -0.15%
Portfolio turnover                                       13.70%  (b)       45.94%    47.62%       72.23%         79.96%    104.30%

(a)  Annualized.

(b)  Not annualized.

(c) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/ exit fees.

(d) Expenses include tax expense for the year ended December 31, 1998. Without the tax expense, the ratio of expenses to average net assets and the ratio of expenses to average net assets before expense waivers would have been 2.98% and 3.03%, respectively.

(e) Total return would have been lower had certain expenses not been waived or reimbursed.

(f)  Restated and calculated using the average shares outstanding method.

*    Including foreign currency-related transactions.

+    Rounds to less than $0.01.

++   Restated.
________________________________________________________________________________
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
       written permission from TIFF. . TIP Prospectus . December 8, 2000

30                                                                [LOGO OF TIFF]

                      Financial Highlights continued

TIFF US Equity Fund

                                                            Period from      Year        Year       Year       Year      Year
For a share outstanding throughout each period                1/1/00-       Ended       Ended      Ended      Ended      Ended
                                                              6/30/00     12/31/99    12/31/98   12/31/97   12/31/96   12/31/95
                                                            (unaudited)
Net Asset Value, beginning of period                        $  15.78      $  15.62    $  15.66   $  13.74   $  12.36   $  10.02
                                                             -------       -------     -------    -------    -------    -------
Income from investment operations
Net investment income                                           0.07          0.09        0.17       0.50       0.20       0.20
Net realized and unrealized gain (loss) on investments          0.11          2.70        1.58       3.93       2.51       3.36
                                                             -------       -------     -------    -------    -------    -------
Total from investment operations                                0.18          2.79        1.75       4.43       2.71       3.56
                                                             -------       -------     -------    -------    -------    -------
Less distributions from
Net investment income                                          (0.02)        (0.43)      (0.07)     (0.40)     (0.17)     (0.22)
Amounts in excess of net investment income                        --            --       (0.07)     (0.11)     (0.10)        --
Net realized gains                                                --         (2.21)      (1.66)     (2.01)     (1.07)     (1.01)
                                                             -------       -------     -------    -------    -------    -------
Total distributions                                            (0.02)        (2.64)      (1.80)     (2.52)     (1.34)     (1.23)
                                                             -------       -------     -------    -------    -------    -------
Entry/exit fee per share                                       (0.00)+        0.01        0.01       0.01       0.01       0.01
                                                             -------       -------     -------    -------    -------    -------
Net Asset Value, end of period                              $  15.94      $  15.78    $  15.62   $  15.66   $  13.74   $  12.36
                                                             =======       =======     =======    =======    =======    =======
Total return (c)                                                1.16% (b)    18.89%      11.85%     33.01%     21.91%     36.02%

Ratios/Supplemental Data
Net assets, end of period (000s)                          $  280,320     $ 280,853    $312,587  $ 255,714   $176,797   $109,901
Ratio of expenses to average net assets                         0.80% (a)     0.67%       0.72%      0.70%      0.82%      0.93%
Ratio of net investment income to average net assets            0.91% (a)     0.68%       0.99%      1.34%      1.41%      1.67%
Portfolio turnover                                             48.77% (b)    73.59%      98.30%    108.52%    105.18%    109.89%

(a)  Annualized.
(b)  Not annualized.
(c) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees.
+    Rounds to less than $0.01.

--------------------------------------------------------------------------------
TIFF Bond Fund

                                                            Period from      Year        Year       Year       Year      Year
For a share outstanding throughout each period                1/1/00-       Ended       Ended      Ended      Ended      Ended
                                                              6/30/00     12/31/99    12/31/98   12/31/97   12/31/96   12/31/95
                                                            (unaudited)
Net Asset Value, beginning of period                         $  9.60      $  10.29    $  10.24   $  10.06   $  10.33   $   9.68
                                                             -------       -------     -------    -------    -------    -------
Income from investment operations
Net investment income                                           0.33          0.61        0.60       0.64       0.67       0.67
Net realized and unrealized gain (loss) on investments            --         (0.65)       0.13       0.27      (0.27)      1.01
                                                             -------       -------     -------    -------    -------    -------
Total from investment operations                                0.33         (0.04)       0.73       0.91       0.40       1.68
                                                             -------       -------     -------    -------    -------    -------
Less distributions from
Net investment income                                          (0.31)        (0.63)      (0.60)     (0.64)     (0.67)     (0.66)
Amounts in excess of net investment income                        --         (0.00)+     (0.02)     (0.01)     (0.00)+    (0.01)
Net realized gains                                                --         (0.02)      (0.06)     (0.08)        --      (0.36)
                                                             -------       -------     -------    -------    -------    -------
Total distributions                                            (0.31)        (0.65)      (0.68)     (0.73)     (0.67)     (1.03)
                                                             -------       -------     -------    -------    -------    -------
Net Asset Value, end of period                               $  9.62      $   9.60    $  10.29   $  10.24   $  10.06   $  10.33
                                                             =======       =======     =======    =======    =======    =======
Total return                                                    3.55% (b)    (0.45%)      7.31%      9.35%      3.75%     18.07%
Ratios/Supplemental Data
Net assets, end of period (000s)                           $ 195,556     $ 184,508   $ 197,652  $ 173,352  $ 127,491  $  91,072
Ratio of expenses to average net assets                         0.52% (a)     0.48%       0.46%      0.56%      0.58%      0.96%
Ratio of net investment income to average net assets            6.96% (a)     6.01%       5.82%      6.41%      6.64%      6.34%
Portfolio turnover                                            243.53% (b)   474.10%     329.49%    398.16%    332.21%    406.24%

(a) Annualized.
(b) Not annualized.
+   Rounds to less than $0.01.

--------------------------------------------------------------------------------
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
       written permission from TIFF. . TIP Prospectus . December 8, 2000

[LOGO OF TIFF]                                                                31

                      Financial Highlights concluded

 TIFF Short-Term Fund

                                                            Period from      Year        Year       Year       Year      Year
For a share outstanding throughout each period                1/1/00-       Ended       Ended      Ended      Ended      Ended
                                                              6/30/00     12/31/99    12/31/98   12/31/97   12/31/96   12/31/95
                                                            (unaudited)
Net Asset Value, beginning of period                        $  9.94       $  9.97    $  9.95    $  9.99    $ 10.01    $  10.00
                                                             ------        ------     ------     ------     ------     -------
Income from investment operations
Net investment income                                          0.29          0.52       0.54       0.54       0.54        0.58
Net realized and unrealized gain (loss) on investments         0.00+        (0.03)      0.01      (0.02)     (0.02)       0.05
                                                             ------        ------     ------     ------     ------     -------
Total from investment operations                               0.29          0.49       0.55       0.52       0.52        0.63
                                                             ------        ------     ------     ------     ------     -------
Less distributions from
Net investment income                                         (0.29)        (0.52)     (0.53)     (0.55)     (0.54)      (0.58)
Amounts in excess of net investment income                       --         (0.00)+       --      (0.01)     (0.00)+     (0.00)+
Net realized gains                                               --            --         --         --         --       (0.04)
Amounts in excess of net realized gains                          --            --         --         --         --       (0.00)+
                                                             ------        ------     ------     ------     ------     -------
Total distributions                                           (0.29)        (0.52)     (0.53)     (0.56)     (0.54)      (0.62)
                                                             ------        ------     ------     ------     ------     -------
Net Asset Value, end of period                              $  9.94      $   9.94    $  9.97    $  9.95    $  9.99    $  10.01
                                                             ======        ======     ======     ======     ======     =======
Total return (c)                                               2.95% (b)     4.93%      5.59%      5.30%      5.28%       6.43%

Ratios/Supplemental Data
Net assets, end of period (000s)                            $79,942      $ 89,756   $ 74,907   $ 34,431   $ 63,470    $ 96,580
Ratio of expenses to average net assets                        0.35% (a)     0.35%      0.35%      0.47%      0.36%       0.42%
Ratio of expenses to average net assets before expense
 waivers                                                       0.43% (a)     0.45%      0.53%      0.56%      0.47%       0.54%
Ratio of net investment income to average net assets           5.87% (a)     5.14%      5.41%      5.53%      5.35%       5.67%

(a)  Annualized.
(b)  Not annualized.
(c) Total return would have been lower had certain expenses not been waived or reimbursed.
+    Rounds to less than $0.01.

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information ("SAI") dated December 8, 2000, which has been filed with the Securities and Exchange Commission and which can be obtained without charge by contacting The Investment Fund for Foundations ("TIFF") by mail, phone, fax, or email using the address information at right. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP Annual and Semi-Annual Reports to members. The funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year and is available without charge by contacting TIFF.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 1-202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

                                                    SEC File Number 811-8234

THE INVESTMENT FUND FOR FOUNDATIONS
Enhancing the investment returns of non-profit organizations

2405 Ivy Road
Charlottesville, Virginia 22903
Phone:                                                             804-817-8200
Fax:                                                               804-817-8231
Website:                                                           www.tiff.org

Electronic mail inquiries:
Services offered by TIFF:                                         info@tiff.org
Member-specific account data:                                  members@tiff.org
Manager selection procedures:                                 managers@tiff.org


For further information about any of TIFF's services, please contact TIFF at the address or phone number listed above. The funds are distributed by First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018.

--------------------------------------------------------------------------------
                  Copyright (C) 2000 . All rights reserved .
           This report may not be reproduced or distributed without
       written permission from TIFF. . TIP Prospectus . December 8, 2000

32                                                                [LOGO OF TIFF]

                                                                Statement of
TIFF                                                              Additional
INVESTMENT                                                      Information

 PROGRAM                                                 December 8, 2000




TIFF Multi-Asset Fund                                      Available through:
TIFF International Equity Fund                      Foundation Advisers, Inc.
TIFF Emerging Markets Fund                                      2405 Ivy Road


TIFF US Equity Fund                                Charlottesville, VA  22903
TIFF Domestic Stock Index Fund                          phone: 804-817-8200
TIFF Bond Fund                                             fax:  804-817-8231
TIFF Government Bond Index Fund
TIFF Inflation-Linked Bond Fund
TIFF Short-Term Fund


TIFF Investment Program, Inc. ("TIP") is a no-load, diversified, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies. The funds are available to 501(c)(3) organizations. The funds and their investment advisor, Foundation Advisers, Inc. ("FAI"), have been organized by a nationwide network of private and community foundations. FAI is responsible for selecting money managers for each fund and allocating fund assets among these money managers, subject to the approval of TIP's board of directors.


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the TIP prospectus dated December 8, 2000 (the "prospectus"), which has been filed with the Securities and Exchange Commission ("SEC") and which is incorporated herein by reference. The prospectus can be obtained without charge by writing or calling FAI at the address and telephone number provided above.


The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1999, appearing in the Annual Report to Members and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders will be delivered to members upon request.



                                    CONTENTS
Organization of TIP..........................................................................       3

Origin of TIP................................................................................       3

Suitability of TIFF Mutual Funds.............................................................       3

Supplemental Discussion of Fund Management and Administration................................       8

Performance-Based Fees for Money Managers...................................................       11

Control Persons and Principal Holders of Securities.........................................       15

Distribution of TIFF mutual funds...........................................................       15

Supplemental Discussion of Purchases, Exchanges and Redemptions.............................       16

Supplemental Discussion of Investment Objectives, Policies, and Restrictions................       17

Policy Implementation and Risks.............................................................       20

Brokerage Allocation and Other Practices....................................................       40

Tax Considerations..........................................................................       41

Member Information..........................................................................       45

Calculation of Performance Data.............................................................       46

Determination of Net Asset Value............................................................       47

Additional Service Providers................................................................       47

Financial Statements........................................................................       48


Description of Indices..............................................................        Appendix A

Quality Ratings.....................................................................        Appendix B

Service Provider Profiles...........................................................        Appendix C

                               Organization of TIP

The TIFF Investment Program, Inc. (TIP) was incorporated under Maryland law on December 23, 1993. The authorized capital stock of TIP consists of 5,500,000,000 shares with $.001 par value, allocated in increments of 500,000,000 shares to each of the Multi-Asset, International Equity, Emerging Markets, US Equity, Domestic Stock Index, Bond, Government Bond Index, Inflation-Linked Bond, and Short-Term Funds (1,000,000,000 unallocated). Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of shares voting for the election of directors will not be able to elect any person or persons to the board of directors.

TIP's Articles of Incorporation permit new series of shares evidencing new funds in addition to the nine funds described in the Prospectus.

None of the funds shall be liable for the obligations of any other fund.

                                  Origin of TIP

Resources Needed to Invest Effectively. TIP is the outgrowth of several years of research into the need for a foundation investment cooperative, including extensive studies on foundation investment practices by The Investment Fund for Foundations ("TIFF"). These studies suggest that many of America's approximately 34,000 private and community foundations lack the resources needed to earn superior net investment returns. The necessary resources include:

1. an asset base sufficient to diversify across asset classes and investment styles in an economic manner,

2. staff and trustees with the time and expertise needed to select outstanding money managers and monitor and adjust manager and asset class weights, and
3. the bargaining power and skills needed to strike attractive fee arrangements with money managers, custodians, accountants, lawyers, and other service providers.

In furtherance of its mission to enhance the investment returns of non-profit organizations, TIFF helped form TIP (the mutual fund series) and FAI (the registered investment adviser). Collectively, TIFF, TIP, and FAI are referred to as the "cooperative." Investing through TIP enables governing boards to delegate responsibility for time-intensive tasks (e.g., service provider selection and evaluation and fee negotiations), thus providing them with more time to devote to the sensitive and supremely important task of formulating appropriate asset allocation guidelines.

                        Suitability of TIFF Mutual Funds

Manager Selection. The money managers selected by FAI on behalf of TIP are all experienced investment professionals with verifiable performance records that FAI has reviewed. FAI has extensive experience performing its assigned functions, as do the principals and supporting staff of all outside service providers employed by TIP.

                   Suitability of TIFF Mutual Funds continued

Changing Existing Investment Management Arrangements. Changing investment management practices is almost always costly. It can also be painfully time-consuming, especially when long-standing relationships must be disrupted. For these reasons, change for its own sake should be avoided. At the same time, foundation fiduciaries should recognize that investment markets and the vast universe of service providers that furnish investment-related services to foundations are highly dynamic. They are so dynamic that the uncertain but very real costs of not changing settled practices sometimes can exceed the known costs of steering a different course. This is especially true with respect to the difficult and time-consuming task of selecting superior money managers. Due to the very powerful mean-reverting tendencies of investment markets -- the tendency for the performance of a manager (or investment style) generating superior returns over a given time period to regress to the mean or average of all managers over future time periods -- sticking with a proven winner can, paradoxically, be very perilous unless the successful organization is itself committed to the task of continually reviewing and revising its own working assumptions, strategies, and tactics.

One of the chief reasons TIP was created was to permit foundation trustees, who often lack the time or expertise to monitor continually the rapid evolution of markets and managers, to delegate this task to a group of investment professionals (the trustees, directors, and officers of TIFF, TIP, and FAI, henceforth referred to collectively as the cooperative's "trustees") who have significant experience investing foundation assets.

Active vs. Passive Investment Approaches. While conceding that few professional money managers can accurately and consistently forecast major highs or lows in financial markets, the trustees believe that some money managers are indeed able to pursue superior returns within selected asset classes and investment sectors. By combining in a prudent manner investment approaches appropriate to a given asset class, and then selecting money managers based on their proven ability to implement successfully such approaches, a foundation potentially can enhance its long-term investment returns.

At the same time, TIP offers its members the benefits of passive investing via the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds. Passively managed funds (also known as index funds) attempt to match as closely as possible the performance of their target markets. They offer wide exposure to the underlying markets and typically have lower costs than actively managed funds because they do not engage in fundamental and economic research and keep trading activity, and thus transaction costs, to a minimum. Some members may consider passive exposure to a given market more appropriate than active exposure or may wish to combine active and passive approaches.

Multi-Asset Fund. The TIFF Multi-Asset Fund is TIP's response to requests from many foundations throughout the United States for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap grows between returns on individual asset classes. For truly long-term investors, these differences between asset class returns dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TIP performs on behalf of its members. All of the funds enable members to delegate to TIP responsibility for the time-intensive tasks of selecting and monitoring money managers and other service providers. The Multi-Asset Fund goes beyond this by providing governing boards with an opportunity also to delegate to TIP responsibility for determining which asset classes to hold and in what proportions to hold them. Consistent with its view that strategic and tactical (as distinct from policy) decisions are best made by full-time investment professionals, TIP in turn delegates responsibility for strategic and tactical shifting of the Multi-Asset Fund's invested capital to the Fund's money managers.

Return Objective that Reflects Foundations' Spending Rates. The Multi-Asset Fund's return objective is to provide a solution to the principal investment problem confronting most grantmaking foundations: how to preserve the purchasing power of their endowments while simultaneously distributing about five percent of their assets annually. Congress decided, in 1969, to compel private foundations to distribute annually at least five percent of their assets. However, studies of capital market history show that the goal of preserving fund purchasing power while simultaneously withdrawing five percent per annum is ambitious indeed. For example, to earn a five percent real return over the time period 1926-November 2000, a foundation investing solely in domestic stocks and bonds on a buy-and-hold

                   Suitability of TIFF Mutual Funds continued

basis would have had to maintain at least an 80% commitment to stocks. Foundations that distribute more than five percent of their assets annually must recognize that even highly aggressive investment programs are unlikely to produce real (inflation-adjusted) returns sufficient to maintain fund purchasing power in the face of such high withdrawal rates unless new gifts flow into the foundation.

Based on their own study of capital market history, the trustees have concluded that the achievement of five percent or higher real returns presupposes a willingness to invest in risky (i.e., volatile) assets. The TIFF Multi-Asset Fund's return objective is to produce an adequate (i.e., five percent or higher) real return for participating foundations in as consistent a manner as possible -- not every quarter or even every year, given the volatile nature of capital markets, but with sufficient consistency over multi-year time periods to induce member foundations to "stay the course." That is, foundations should adhere to asset allocation policies that comport better with their long-term goal of preserving fund purchasing power than do policies that place more emphasis on controlling short-term price fluctuations.

Difficulty of Maintaining All-Equity Portfolios. The trustees recognized that an all-equity portfolio would not fulfill the asset allocation needs of grantmaking foundations in at least two important respects. First, many governing boards cannot withstand the downside risks inherent in all-equity portfolios, even those that are invested on a truly global basis. Second, even if boards have the discipline needed to maintain all-equity portfolios during periods when stock prices are falling sharply, spending needs may leave them with no choice but to sell equities at very depressed prices. For these reasons, the trustees elected to include in the Fund's asset mix securities that have the potential to cushion price declines in economic environments that are especially inhospitable to equities, i.e., deflation or very high rates of unanticipated inflation. These securities are held primarily in the "volatility control" segment of the Fund and include resource-related equities, bonds, and cash equivalents. It is important to note that securities held in the volatility control segment of the Fund can themselves be quite volatile: the term "volatility control" denotes such securities' potential to cushion losses experienced in the "total return" segment of the Fund.

Unique Deflation-Hedging Role of Bonds. The Fund's 20% "normal" allocation to bonds reflects the trustees' judgment that such bond holdings could prove uniquely useful in a deflationary environment like the 1930s when trustees would otherwise be forced to sell stocks at depressed prices to meet annual spending needs. To provide adequate deflation-hedging protection, a bond portfolio must emphasize intermediate or longer maturity, high quality, non-callable bonds -- an imperative that is reflected in the benchmarks against which the Fund's bond commitments are measured.

The Need for a Hedge against High Rates of Unanticipated Inflation. Similarly, the Fund's 5% "normal" allocation to a portfolio emphasizing natural resource-related equities reflects the trustees' judgment that such stock holdings could prove uniquely useful in a highly inflationary environment like the 1970s when many stocks outside the resource-related sector produced sharply negative inflation-adjusted returns. There is no assurance that the resource-related portfolio will produce satisfactory real returns in an environment of rapidly rising inflation, but the trustees believe that it has the potential to serve as a more reliable hedge than alternate inflation hedges that regulated investment companies are permitted to own (e.g., shares of real estate investment trusts).

The Fund does not hold direct investments in real estate because SEC regulations prohibit regulated investment companies from doing so. While the Fund does not hold real estate-related equities [e.g., shares of publicly traded real estate investment trusts ("REITs")] on a permanent basis, the guidelines set forth for several of the Fund's money managers permit them to hold such securities on an opportunistic basis. The trustees rejected a permanent allocation to real estate-related equities such as REIT shares because the trustees believe that returns on such securities have a disturbingly high correlation with stock market indices when inflation is spiraling upward, i.e., they provide unreliable inflation-hedging protection. Although there is no assurance that the natural resource-related securities in which the Fund invests will produce satisfactory real returns in environments of unexpectedly high inflation, the trustees believe that such securities constitute more reliable inflation hedges than real estate-related equities. The trustees' experience suggests that firms engaged in producing or distributing natural resources can more readily pass through inflation-induced cost increases to their customers than can landlords who must wait for leases to expire to negotiate price increases. This constraint also undermines the inflation-hedging protection of direct real estate investments, which several institutional funds represented on the cooperative's boards hold but which are not necessarily expected to provide high real returns when inflation is high and accelerating.

                   Suitability of TIFF Mutual Funds continued

Potential Value-Added from Active Management. In determining which asset classes and strategies the Fund should employ for total return -- as distinct from hedging -- purposes, the trustees sought to avoid a mistake common to many investment programs. That is, in allocating assets among asset classes, many investors use expected returns, which assume that all assets will be managed passively (i.e., indexed), even though they themselves intend to rely heavily on active managers. Mindful that certain TIFF mutual funds employ primarily active management techniques, the trustees considered carefully the extent to which active managers could potentially add value (net of fees) to each asset class that the Multi-Asset Fund might hold. The Multi-Asset Fund itself relies on active managers, which is the chief reason that the Multi-Asset Fund's guidelines emphasize foreign (and especially emerging) stock markets to a greater extent than do the guidelines employed by most US-based institutions at present and opportunistic total return strategies such as global risk arbitrage and distressed securities investing.

Perceived Inefficiency of Foreign Stock Markets. The trustees believe that foreign stock markets are less efficient than the US stock market in a valuation sense and are likely to remain so for some time. This perception creates a presumption on their part that carefully selected active managers can produce higher excess returns investing in foreign stocks than they can when investing in US stocks. The assumption that active management will produce higher excess returns (net of fees and trading costs) in foreign markets justifies a heavier commitment to foreign stocks than the modest allocations maintained by many US-based investors.

Potential Risk Reduction from Investing in Assets with Low Return Correlations. The chief reason the trustees endorse the use of "non-traditional" or "alternative"assets such as foreign stocks and opportunistic total return portfolios is their perceived potential for attractive returns through active management. The case for including these allocations is reinforced by the tendency of returns on these non-traditional investments to be imperfectly (or, in some cases, negatively) correlated with returns on domestic stocks. Occasions can arise when foreign stocks (whether developed or emerging), global risk arbitrage portfolios, distressed securities, and other investments that the Fund might hold strictly for total return purposes, will join domestic stocks in producing negative returns. However, this unfortunate fact does not undermine the fundamental soundness of a diversified approach to long-term asset allocation. As long as investments held by the Fund as domestic equity substitutes generate long-term returns at least equal to those expected from domestic stocks, the general tendency of such investments to rise and fall at different times than domestic stocks creates opportunities to enhance the Fund's long-term returns. This may be achieved through periodic rebalancing of the Fund's asset class weights back to more normal percentages. The supposition here is that market movements will periodically cause such weights to differ from whatever initial "norms" the trustees might establish. Through a combination of manager-induced and board-induced rebalancing moves, the Fund can potentially benefit from the inherent volatility of the assets and strategies it employs. As perhaps the most comprehensive study of this phenomenon concludes, "disciplined rebalancing can boost returns as much as a fairly large shift in the policy mix itself" (Arnott and Lovell, 1992).

Determining Asset Class Ranges. The Multi-Asset Fund's asset class ranges were arrived at using a combination of resources, including computer simulations quantifying the damage to long-term returns of forced sales of stocks at depressed prices under the "disaster" scenarios described above (deflation and very high rates of unanticipated inflation), as well as other qualitatively driven analyses of the risk tolerance of foundation governing boards and their capacity to reduce budgeted grant outlays (consistent with legally mandated payout requirements) during periods when common stock prices are falling sharply. While appreciative of the advantages of purely statistical approaches to asset allocation, the trustees recognize that such approaches can and often do attempt to achieve a false precision. The Fund's asset allocation guidelines therefore reflect qualitative as well as quantitative judgments about asset class weights best suited to the long-term needs of foundations.

Statistical Justification of Fund's Guidelines. The cooperative does not provide such statistics for several reasons. First, even very long-term studies of the risk and return characteristics of asset classes and investment strategies are highly sensitive to starting and ending dates. An attempt to depict how a hypothetical portfolio managed in accordance with the Fund's guidelines would have performed over time could prove misleading.

                   Suitability of TIFF Mutual Funds concluded

Second, some of the asset classes and strategies that the Fund employs have relatively short histories (e.g., emerging market stocks, for which reliable return series extend back to just 1987). This compounds the problem of time-period sensitivity just mentioned, especially with respect to that portion of the Fund allocated to opportunistic equity strategies, such as global risk arbitrage, that seek to outperform absolute return benchmarks (Treasury bills plus five percent).

Third, many governing boards seek TIFF's assistance in formulating asset allocation guidelines precisely because of their concern for lack of time and expertise. Burdening such trustee groups with quantitative justifications of the Fund's guidelines would contravene their stated wishes and could also provide a false sense of security that the Fund will produce superior risk-adjusted returns relative to more conventional asset mixes comprising only domestic stocks and bonds. While the Fund has the potential to outperform other asset mixes, there is no assurance that it will do so, and the Fund could potentially underperform more conventional asset mixes in certain market environments (e.g., when foreign stocks and bonds are performing materially worse than their domestic equivalents). While TIP's decision to employ such strategies bespeaks its judgment that capital markets will continue to provide opportunities for the money managers within such segments to generate satisfactory absolute returns, there is no assurance that they will do so. Prospective investors must not extrapolate past results into the future.

Fund's Suitability for Foundations with "Conservative" Boards. Whether the Fund is suitable for a foundation that favors conservative investment policies depends on one's definition of "conservative." Many investors who describe themselves as "conservative" pursue strategies that in fact entail the risk of large losses, especially to the ravages of inflation. Examples include:

1. Investors willing to own only short-term Treasury bills, which provide safety of principal but which have historically generated less than one-fifth of the real returns needed to preserve the long-term purchasing power of funds with withdrawal rates of five percent per annum;

2. Investors willing to own only very high grade bonds, which provide safety of principal if held to maturity but can produce large interim losses if interest rates spike upward; and

3. Investors willing to own only the highest quality (i.e., "safest") stocks, such as IBM in 1987 ($175 per share versus less than $50 per share just five years later) or Philip Morris in 1992 ($86 per share versus $49 per share less than one year later).

When scrutinized, the investment policies of many so-called "conservative" investors are in fact not conducive to wealth preservation -- certainly not after adjusting for inflation. A more apt label for such policies would be "conventional."

The trustees believe that the most relevant measure of conservatism for foundation investors is not how closely their investment policies comport with traditional norms but rather how effective such policies are in maintaining fund purchasing power within acceptable volatility constraints. Diversifying among many asset classes, strategies, and money managers can be a powerful means of improving the return-to-risk ratio of an investment program. For this reason, most of the institutional funds represented on the cooperative's boards make extensive use of assets other than domestic stocks and bonds and strategies other than conventional long-only approaches.

The Cooperative's Boards. The boards of TIFF, TIP and FAI comprise individuals with considerable investment and operations expertise as well as experience managing the endowments of non-profit organizations. Given the highly dynamic character of financial markets, it is important that decision- making at all levels be as streamlined as possible while simultaneously keeping all board members of the cooperative fully informed. To fulfill both imperatives, the boards of TIFF, TIP, and FAI will occasionally hold joint meetings. However, the independence of each board is strictly maintained. For example, to ensure that the cooperative complies with laws discouraging direct control of the affairs of regulated investment companies by the entities that sponsor them, FAI board members cannot occupy more than 49% of the seats on TIP's board of directors. The following is a list of the board members of TIP, FAI, and TIFF and the principal officers of TIP.

  Supplemental Discussion of Fund Management and Administration.

      ------------------------------------------------------------------------------------------------------
             Board Members                TIP                FAJ              TIFF           Birthdate
      ------------------------------------------------------------------------------------------------------
        Sheryl L. Johns                  Chair                               Trustee         3/15/1956
        William F. Nichols              Director                             Trustee         7/4/1934
        Fred B. Renwick                 Director                             Trustee         2/1/1930
        Esther L. Cash               Vice President        Director                           4/13/57
        John E. Craig, Jr.              Director                             Trustee         6/3/1944
        Gregory D. Curtis                                                     Chair          1/14/1947
        Alice W. Handy                                                       Trustee         4/17/1948
        Robert A. Kasdin                                                     Trustee         4/20/1958
        William McLean                                                       Trustee         4/22/1955
        Jack R. Meyer                                                        Trustee         10/4/1945
        David A. Salem*            Director/President   President/CEO    President/Trustee   4/27/1956
        Ann B. Sloane                                                        Trustee         11/1/1938
        D. Ellen Shuman                                                      Trustee          2/8/55
        Cynthia Surprise               Secretary                                             7/8/1946
        Jeffrey Tarrant                                                      Trustee         4/4/1956
        William E. Vastardis           Treasurer                                             10/30/55
        Arthur Williams III                                                  Trustee         5/12/1941
      ------------------------------------------------------------------------------------------------------


  David Salem is an "interested person" of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his affiliation with both TIP and FAI.


The directors and officers of TIP own less than 1% of each fund's shares.


Director Compensation. Excepting the president, David Salem, none of the directors or officers of TIP receive any compensation from TIP for their services as such director or officer.


Code of Ethics. Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, FAI, and its money managers to adopt codes of ethics and to report periodically to the board on issues raised under its code of ethics. To assure compliance with these restrictions, TIP and FAI have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics permit personal investing transactions of TIP's, FAI's and the money managers' directors, officers and employees that avoid conflicts of interest with TIP.


Information about these Codes of Ethics may be obtained by calling the SEC's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Advisory Agreement. Pursuant to an investment advisory agreement with each fund, FAI:
1. develops investment programs, selects money managers, and monitors their investment activities and results;
2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to TIP;
3.   allocates and reallocates each fund's assets among the money managers;
4.   identifies appropriate CIVs in which to invest the funds' assets; and
5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests.



The Advisory Agreement was approved by the initial members of the International Equity, Emerging Markets, US Equity, Bond, and Short-Term Funds on March 29, 1994, and by the initial members of the Multi-Asset Fund on September 13, 1994. The Advisory Agreement continues in force for successive annual periods as long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" (as defined in 1940 Act) of a fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the board of directors of TIP who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by FAI. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

8  Tip Statement of Additional Information

             SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT continued
             ----------------------------------------------------

Advisor Compensation. As compensation for services rendered by FAI under the Advisory Agreement, each fund pays FAI a maximum monthly fee calculated by applying the following annual percentage rates to such fund's average daily net assets for the month:

------------------------------- ------------ --------------- ------------ ----------- ------------ ------------
                                  Multi-     International    Emerging        US                     Short-
Assets                             Asset         Equity        Markets      Equity       Bond         Term
------------------------------- ------------ --------------- ------------ ----------- ------------ ------------
On first $500 million              0.20%         0.15%          0.15%       0.15%        0.10%        0.03%
On next $500 million               0.18%         0.13%          0.13%       0.13%        0.08%        0.03%
On next $500 million               0.15%         0.11%          0.11%       0.11%        0.06%        0.02%
On next $500 million               0.13%         0.09%          0.09%       0.09%        0.05%        0.02%
On next $500 million               0.11%         0.07%          0.07%       0.07%        0.04%        0.01%
On remainder (>$2.5 billion)       0.09%         0.05%          0.05%       0.05%        0.03%        0.01%
------------------------------- ------------ --------------- ------------ ----------- ------------ ------------

------------------------------- ---------------------------- ------------------------ -------------------------
                                      Domestic Stock               Government             Inflation-Linked
Assets                                     Index                   Bond Index                   Bond
------------------------------- ---------------------------- ------------------------ -------------------------
All asset levels                           0.03%                      0.03%                    0.15%
------------------------------- ---------------------------- ------------------------ -------------------------

For the years ended December 31, 1999, December 31, 1998, and December 31, 1997, the amount of advisory fees paid to FAI and the money managers by each fund* was as follows:

------------------------------------------------ ----------------------- ---------------------- ----------------------
                                                   December 31, 1999       December 31, 1998      December 31, 1997
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF Multi-Asset Fund                                     $885,415              $1,122,685             $1,423,180
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF International Equity Fund                          $1,602,155              $1,147,078             $2,186,201
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF Emerging Markets Fund                                $689,179              $1,636,075               $851,605
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF US Equity Fund                                     $1,546,753              $1,523,645             $1,136,192
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF Bond Fund                                            $447,625                $368.550               $496,344
------------------------------------------------ ----------------------- ---------------------- ----------------------
TIFF Short-Term Fund                                      $173,602**              $138,420**              $66,835**
------------------------------------------------ ----------------------- ---------------------- ----------------------


* Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no advisory fees have been paid.


** Before fee waiver by FAI and the money manager. During the years ended December 31, 1999, 1998, and 1997, FAI and the money manager waived fees aggregating $76,230, $94,390, and $33,825, respectively.

Payment of FAI's Expenses. FAI pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all executive salaries and expenses of the directors and officers of TIP who are employees of FAI, and TIP's office rent. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation: money manager fees; brokerage commissions; interest; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; cost of stock certificates; expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members' meetings; expenses of directors of TIP who are not employees of FAI; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately among all of the funds in relation to the net assets of each fund.

Fund Administrator. Consistent with their mission of helping foundations exploit the economies of scale inherent in many aspects of investing, TIP and FAI rely heavily on outside service providers to perform most functions that their directors deem delegable, including what is known in the mutual fund industry as "fund administration." A mutual fund's administrator oversees its day-to-day operations, typically by performing certain tasks itself (e.g., preparing regulatory filings) while supervising closely the work of other service providers employed by the fund (e.g., its custodian, transfer agent, dividend disbursing agent, accountant, etc.). Because it specializes in such work, Investors Capital Services, Inc. ("Investors Capital") can perform these important functions better and at a lower cost than FAI.


Administration Agreement. As Administrator for the funds, Investors Capital receives a monthly fee at an annual rate of: (a) 0.07% of the average daily net assets of TIP for the first $300 million, (b) 0.05% for the next $2.7 billion,
(c) 0.04% for the next $2.0 billion, and (d) 0.03% over $5.0 billion of assets under management. TIP also reimburses Investors Capital for certain costs. In addition, TIP has agreed to pay Investors Capital an incentive fee not to exceed 0.02% of average daily net assets for reducing the expense ratio of one or more funds below certain levels specified for such funds. A profile of Investors Capital is provided in Appendix C of this Statement of Additional Information.


                                                            December __, 2000  9

             Supplemental Discussion of Fund Management continued

For the years ended December 31, 1999, December 31, 1998, and December 31, 1997, the amount of administration fees paid by each fund* was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                   December 31, 1999       December 31, 1998      December 31, 1997
----------------------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                                     $206,999                $332,577               $252,206
----------------------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                            $142,251                $194,693               $133,200
----------------------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                                $ 36,790                $ 38,406               $ 48,710
----------------------------------------------------------------------------------------------------------------------
TIFF US Equity Fund                                       $172,190                $161,064               $123,362
----------------------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                            $143,361                $104,422               $ 85,660
----------------------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                                      $ 41,666                $ 33,045               $ 21,735
----------------------------------------------------------------------------------------------------------------------


* Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no administration fees have been paid.


Money Manager Agreements. The agreements between TIP and the money managers that manage a separate account on behalf of a fund (the "Money Manager Agreements") continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a fund's outstanding shares voting as a single class, provided that in either event the continuance is also approved by at least a majority of the board of directors who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval.



Exemption from Requirement that Members Approve New Money Manager Agreements. TIP has received an order from the SEC effective August 30, 1995, exempting each of the funds from the requirement that agreements between regulated investment companies and their investment advisors or subadvisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP's board of directors believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds' operations. Pursuant to this exemption, TIP's board of directors may, without the approval of members:


1. employ a new money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,
2.   change the terms of a Money Manager Agreement, or

3. continue to employ an existing money manager on the same terms where a Money Manager Agreement has been assigned because of a change in control of the money manager.


Any such action would be followed by written notice to members, which must include the information concerning the money manager that would normally be included in a proxy statement.


In negotiating Money Manager Agreements, FAI's staff analyzes a number of variables, including:


1.   the proposed size of a manager's account,
2. the manager's historical and expected future performance against relevant benchmarks,
3. the historical and expected future volatility of the manager's relative returns,
4.   the manager's assets under management, and
6. the impact (if any) that linking a manager's compensation to its performance might have on its decisionmaking process.


Manager Allocation Criteria. In allocating assets among money managers, FAI considers each fund's Investment and Performance Objectives as well as other variables. To accommodate fluctuations in the relative sizes of money managers' accounts caused solely by market movements, allocations formulated by FAI take the form of ranges: minimum, normal, and maximum percentages of fund assets to be allocated to each money manager retained by it. While these ranges are not expected to change frequently, FAI has discretionary authority to alter these ranges and to reallocate assets among money managers in response to changing market conditions.

10 TIP Statement of Additional Information

             Supplemental Discussion of Fund Management continued

Activating Money Managers' Accounts. Not all money managers profiled in the Prospectus are employed at all times. Whether a given money manager is employed at a given time depends on:

1.   a fund's size,
2.   its projected growth rate,

3. FAI's perception of the relative attractiveness of the money manager's approach in light of prevailing market conditions, and
4. the extent to which a given money manager's investment style would complement those of the other money managers to which a fund's assets have been allocated.


Future market conditions are unforecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager's account, it is expected that the initial allocation to each money manager managing a separate account on a fund's behalf will be at least $5 million. A money manager receives no compensation from TIP until it is actually managing funds for TIP and is entitled to no compensation if, due to its own changed circumstances or changes in the investment environment generally, FAI decides not to allocate assets to it.


Foundations seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting
FAI.

Termination of Money Manager Agreements. The Money Manager Agreements may be terminated without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the money manager. A Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Arms-Length Relationships between Money Managers and TIP. The money managers have no affiliations or relationships with TIP or FAI other than as discretionary investment managers for all or a portion of a fund's assets.

                   Performance-Based Fees For Money Managers


Overview. The following discussion outlines the principles that FAI follows in negotiating money manager fees and describes the performance-based fee structure that the funds have entered into with many (but not all) of their money managers. These principles are the product of both the combined investment experience of members of FAI's and TIP's boards and policy choices made by TIP's board in its formulation of objectives and guidelines for each fund.

Optimizing versus Minimizing Expenses. Even modest differences in a fund's annual investment-related costs can have profound effects on a foundation's cumulative returns. Therefore, foundation trustees should consider carefully the costs of alternative investment vehicles. By pooling the investment assets of numerous foundations, TIP can and does seek to minimize members' expenses for such investment-related services as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion's share of investment-related expenses, the directors of TIP and FAI believe that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP makes extensive use of performance-based fees in compensating money managers for services rendered to TIP.

Some foundation investors may be uncomfortable with the fact that the exact costs of investing through each TIFF mutual fund are unknowable in advance. However, it should be remembered that the annual standard return deviations of the asset classes in which the TIFF mutual funds that utilize performance-based fees primarily invest (i.e., the non-diversifiable or systemic risks of each asset class) greatly exceed the economic uncertainty associated with fluctuating manager fees. This is so even under worst case conditions. Differences between the minimum and maximum fees payable to money managers currently managing assets for the funds are shown in the following table as of August 20, 2000.

                                                      December __, 2000       11

              Performance-Based Fees for Money Managers continued

-------------------------------------------------------------------------------------------------------------------
                                          Number of            Largest Difference       Average Difference between
                                           Managers            between Minimum and       Minimum and Maximum Fees
                                          Receiving          Maximum Fees Payable to   Payable to Any Money Manager
                                     Performance-Based Fees     Any Money Manager
-------------------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                         4                     1.40%                        0.80%
-------------------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                3                     1.45%                        1.22%
-------------------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                    1                     2.60%                        2.60%
-------------------------------------------------------------------------------------------------------------------
TIFF US Equity Fund                           4                     1.90%                        1.23%
-------------------------------------------------------------------------------------------------------------------
TIFF Domestic Stock Index Fund                0                       NA                           NA
-------------------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                3                     0.75%                        0.65%
-------------------------------------------------------------------------------------------------------------------
TIFF Government Bond Index Fund               0                       NA                           NA
-------------------------------------------------------------------------------------------------------------------
TIFF Inflation-Linked Bond Fund               0                       NA                           NA
-------------------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                          0                       NA                           NA
-------------------------------------------------------------------------------------------------------------------


Note: Reflects only fees payable to money managers that manage a separate account on behalf of a fund. Averages assume equal manager allocations.

Based on their considerable investment experience, the directors of TIP and FAI believe that, over the long term, TIP's members are likely to realize a net benefit for bearing the uncertainties associated with performance-based fees.


Link between Funds' Objectives and Performance-Based Fee Structures. The performance objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. FAI's aim in negotiating money manager fees is to ensure that such fees are relatively low compared to institutional norms when each money manager's performance is approximately equal to the level that is required to enable the fund that employs it to achieve its performance objective. A related aim is to tie manager compensation as closely as possible to manager performance.

Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking. TIP does not employ performance-based fees as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members' investment-related expenses. A money manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing money managers. FAI's initial selection criteria are the same used to evaluate their ongoing performance. Portfolio investment decisions that cause the performance of TIP's account to differ materially from the performance of purportedly similar accounts, whether such decisions are motivated by the desire to earn higher fees from TIP or not, could trigger their dismissal. FAI compares the results each money manager produces for TIP to the results it produces for its other clients. A money manager's unwillingness to share these other results with FAI or its failure to manage TIP's account in a manner that is as similar as possible to the manner in which other accounts with the same mandate are managed also constitutes grounds for dismissal.

Preferred Performance-Based Fee Structure. FAI is mindful that no fee structure can possibly prove suitable to all Money Managers, even as a starting point for discussion. However, in an effort to streamline the negotiation process, FAI has formulated a preferred performance-based fee model. The graph below illustrates the application of this model to one particular Money Manager.

12 TIP Statement of Additional Information

              Performance-Based Fees for Money Managers continued

                             [GRAPH]

Common Characteristics. All Money Manager Agreements entailing performance-based fees have certain common characteristics. These include (1) minimum fees ("floors"), (2) maximum fees ("caps"), and (3) fee formulas that, in the judgment of members of TIP's and FAI's boards, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees.

In each case, the formula embodies the concept of a "fulcrum fee," i.e., a fee midway between the minimum and the maximum. An equation is used under which the actual fees paid to a money manager are always proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual gross total return less benchmark total return) on the money manager's portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. As the graph illustrates, in each case the slope of the fee line between the floor and the cap is uniform throughout.

Definition of Total Return. "Total Return" as used here means the change in the market value of the money manager's portfolio, or the benchmark index, as the case may be, over one month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the money manager's portfolio. The total returns of portfolios or benchmark indices over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period.

Manager-Specific Benchmark Indices. The benchmark index used in computing the money manager's excess return is the index deemed most relevant for that money manager. In many cases, this benchmark index is the same as the overall performance benchmark for the fund retaining the money manager. In some cases, however, FAI's objective of melding money managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a money manager's benchmark index be different from the fund benchmark.

3.   What is the appropriate fulcrum point for a money manager?

The fulcrum point -- the midpoint between the maximum and minimum fees -- is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of the Fund. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the Fund. FAI and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the Fund's account. The table below identifies money managers that provide services to the funds with performance-based fees, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the Fulcrum Fee (100 bp equals 1.00%). See the Prospectus for additional information about the money managers and their Agreements.

4.   What is a reasonable fee "floor"?

As with all model inputs, FAI's choice of an appropriate "floor" for each money manager is based on an analysis of both the money manager's idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for each money manager, FAI then identifies the level of return at which the fee "bottoms out."

                                                       December  __,2000      13

               Performance-Based Fees for Money Managers concluded

5.       What is a reasonable fee "cap"?

Having identified an appropriate floor, FAI then identifies, for each money manager, the fee "cap." In all cases, the cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward the money manager adequately for superior performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., "closet indexing" of portfolio assets to the agreed-upon benchmark).

-----------------------------------------------------------------------------------------------
                                                                  Excess Return over Manager's
                                                                  Benchmark Required to Receive
Money Manager                                     Fulcrum Fee              Fulcrum Fee
-----------------------------------------------------------------------------------------------
Aronson + Partners                                   45 bp                 210 bp
Atlantic Asset Management Partners, LLC              35 bp                 165 bp
Emerging Markets Management                         170 bp                 370 bp
Harding, Loevner Management, L.P.                    80 bp                 400 bp
Marathon Asset Management, Ltd.                      88 bp                 424 bp
Oechsle International Advisors, LLC (Select)         60 bp                 300 bp
Oechsle International Advisors, LLC (CPEM)           40 bp                 200 bp
Palo Alto Investors                                 105 bp                 524 bp
Seix Investment Advisors, Inc.                       45 bp                 195 bp
Shapiro Capital Management Co., Inc.                 73 bp                 325 bp
Smith Breeden Associates, Inc. (Bond Fund)           48 bp                 157 bp
Westport Asset Management, Inc.                     108 bp                 430 bp
---------------------------------------------------------------------------------------------


Computing and Remitting Fees. The computation and remittance procedures that the funds employ are described immediately below. All fee schedules are applied to the average daily net assets in each money manager's account for the time period in question. For purposes of computing the funds' daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

Computing and Remitting Fees. For the first two months following the inception of their accounts, money managers receive a straight asset-based fee equal to 150% of the minimum (floor) rate, regardless of performance. Accrual of performance-based fees begins in the third calendar month rather than at an earlier date because the indices with reference to which money managers' performance is computed are typically not available until five or more business days after month-end. Since it is impractical to adjust fee accrual rates intra-month (e.g., during the second calendar month of investment operations based on performance achieved during the first month), the earliest that such accruals can reflect money managers' actual performance is the third calendar month.

Thereafter, a money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager's performance for the 12 months ending two months prior to that month. A two-month time lag is employed because, while the trustees would prefer that fees paid by members in a given month reflect their actual returns, two facts preclude perfect linkage:

1. The law requires a minimum 12-month measurement period for performance-based fees; and
2. The returns on some managers' benchmarks (e.g., certain foreign stock indices) are not available until after month-end.

Advantages and Disadvantages of Accrual and Remittance Procedures. TIP's board of directors recognizes that the procedure described above could give rise to inequities among members. However, such inequities are likely to be less acute than those produced by performance-based fee arrangements entailing measurement periods longer than one year. For example, some regulated investment companies have performance-based portfolio management fee arrangements entailing rolling 36-month performance measurement periods. Under such arrangements, members entering the fund in, for example, month 72 may be forced to pay the maximum fees to which a money manager is entitled for several months following their initial purchase if the manager's performance was sufficiently good during months 36 through 71. This could occur even though the manager's performance is less good in the months immediately following the new member's entry (e.g., months 72 through 84), because the fees for these months will reflect the manager's performance during prior time periods. The one-year measurement period that TIP employs does not eliminate these intergenerational inequities among changing member populations, but it can help to minimize them. Because TIP's board seeks to tie the portfolio management fees paid by individual members as closely as possible to the gross investment returns they actually realize, the board has approved performance-based fee arrangements with certain money managers entailing the minimum one-year measurement period permitted by law.


14 TIP Statement of Additional Information

              Control Persons and Principal Holders of Securities

As of December 1, 2000, there were no "control persons" (as such term is defined in the 1940 Act) of TIP. All shares of each fund listed in this section are Common Stock, $.001 per Share, and are directly held. As of December 1, 2000, the following members held five percent or more of the outstanding shares of each fund as indicated:

Multi-Asset Fund

1. William Caspar Graustein Memorial Fund; 84 Trumbull Street; New Haven, CT 06511                            21.4%
2. Greater New Orleans Foundation; 1055 St. Charles Avenue, Suite 100; New Orleans, LA 70130                   7.3%
3. MJH Foundation; 459 Locust Avenue; Charlottesville, VA 22902                                                7.0%
4. Wartburg Foundation; Wartburg Place; Mt. Vernon, NY 10552                                                   5.6%
5. Presbyterian Homes and Family Services; 150 Linden Avenue; Lynchburg, VA 24503                              5.4%

International Equity Fund

1. Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002                                          40.4%
2. BellSouth Foundation; 1155 Peachtree Street, Room 14F05; Atlanta, GA 30309                                  7.1%

Emerging Markets Fund

1. Mayo Foundation; 200 First Street, SW; Rochester, MN 55905                                                 29.9%
2. Pew Memorial Trust, c/o Glenmede; 1 Liberty Place, Ste 1200; 1650 Market St; Philadelphia, PA 19103        22.3%
3. The Commonwealth Fund; One East 75/th/ Street; New York, NY 10021                                          10.2%
4. William T. Grant Foundation; 570 Lexington Avenue, 18/th/ Floor; New York, NY 10022                         7.9%
5. Foundation for Seacoast Health; 100 Campus Drive, Suite 1; Portsmouth, NH 03801                             5.7%

US Equity Fund

1. BellSouth Foundation, Inc.; 1155 Peachtree Street, Suite 14F05; Atlanta, GA 30309                          13.2%
2. Denver Foundation; 950 S. Cherry Street, Suite 200; Denver, CO 80246                                       10.6%
3. East Tennessee Foundation; 550 W. Main Street, Suite 550; Knoxville, TN 37902                               7.4%
4. Jacksonville Community Foundation; 112 W. Adams St., Suite 1414; Jacksonville, FL  32202                    7.2%

Bond Fund

1. The Duke Endowment; 100 North Tryon Street, Suite 3500; Charlotte, NC 28202                                13.2%
2. Richard M. Fairbanks Foundation; 9292 North Meridian Street, Suite 304; Indianapolis, IN 46260              8.6%
3. RosaMary Foundation; 6028 Magazine Street; New Orleans, LA 70118                                            7.4%
4. East Tennessee Foundation; 550 W. Main Street, Suite 550; Knoxville, TN 37902                               7.3%
5. Jacksonville Community Foundation; 112 W. Adams St., Suite 1414; Jacksonville, FL  32202                    5.5%
6. American Academy in Rome; 7 East 60/th/ Street; New York, NY 10022                                          5.0%

Short-Term Fund

1. Undisclosed Private Foundation; New York, NY                                                               30.9%
2. Alexander and Margaret Stewart Trust; 888 17/th/ Street, Suite 210; Washington, DC 20006                   17.7%
3. Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002                                           8.0%
4. East Tennessee Foundation; 550 W. Main Street, Suite 550; Knoxville, TN 37902                               7.7%
5. Wartburg Foundation; Wartburg Place; Mt. Vernon, NY 10552                                                   6.6%

                       Distribution Of TIFF Mutual Funds

Distributor. The distribution agreement (the "Distribution Agreement") among TIP, Investors Bank & Trust Company, an affiliate of the Administrator, and First Fund Distributors, Inc., (the "Distributor"), 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ, 85018, became effective January 1, 2000. The Distributor shall receive compensation in the amount of $25,000 per annum, to be paid no less frequently than monthly by the Administrator. In addition, the Distributor will be entitled to reimbursement of reasonable out-of-pocket expenses incurred (including but not limited to NASD filing fees incurred pursuant to the Distribution Agreement) within ten days of delivery of a valid invoice. Prior to First Fund Distributors, Inc., the distributor of TIP was AMT Capital Securities, LLC.


                                                      December ___, 2000      15

                   Distribution of Tiff Mutual Funds Concluded


The Distribution Agreement will remain in effect for an initial two-year period. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the directors or by a vote of a majority of the shares of the relevant fund; and (ii) by a majority of the directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was approved by TIP's Board of Directors on March 7, 2000.


        Supplemental Discussion of Purchases, Exchanges And Redemptions

Purchases. TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.


In-Kind Purchases. Fund shares are normally issued for cash only. FAI in its discretion may permit members to purchase shares "in-kind" through a transfer of securities to the fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:


1. are consistent with the investment objectives and policies of the acquiring fund;
2.   are acquired for investment purposes (not for resale);
3.   are not restricted as to transfer either by law or market liquidity; and
4.   can be readily valued (e.g., are listed on a recognized exchange).

Redemptions. Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.



Potential In-Kind Redemptions. Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for fund redemption by making payment in whole or in part in readily marketable securities. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund's net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

Exchanges. One fund's shares may be exchanged for shares of any other fund. An exchange is a redemption out of one fund and a purchase into another; thus, the applicable entry and exit fees for purchases and redemptions will apply. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures. Exchange requests may be made either by mail or telephone and should be directed to FAI. Telephone exchanges will be accepted only if the shares to be exchanged are held by the fund for the account of the shareholder and the registrations of the two accounts are identical. Telephone requests for exchanges received prior to 4:00 p.m. Eastern time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the board of directors to ensure that such exchanges do not disadvantage TIP and its members.

Tax Treatment of Exchanges. For federal income tax purposes an exchange between funds is a taxable event and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.

16 TIP Statement of Additional Information

                      Supplemental Discussion of Investment

                     Objectives, Policies, and Restrictions

Potential Benefits and Costs of Investing in Foreign Securities. Many institutional investors have made major commitments to foreign securities, typically for two reasons: (1) to reduce the volatility of their overall returns (foreign markets and domestic markets tend to rise and fall at different times) and (2) to enhance these returns over the long term.

A long-term investment horizon is appropriate because foundation governing boards, which typically meet on a part-time basis, are generally unable to shift funds profitably between domestic and foreign markets in anticipation of short-term market movements. The safer assumption is that shifts of this sort will not produce profits net of trading costs. The opportunity to enhance long-term returns by investing in foreign markets lies in the fact that international money managers have far more companies (and countries) to choose from than do managers investing solely in domestic securities. Therefore, the potential added value from active portfolio management is higher for international stock portfolios than for purely domestic ones.

The costs of investing in foreign securities are higher also, not only because management fees and custody costs tend to be higher on international portfolios but also because foreign governments withhold a portion of the income that investors earn abroad. Despite these higher costs, the dual benefits of investing in foreign securities (increased diversification and the opportunity to earn higher returns by exploiting valuation inefficiencies in foreign markets) make a substantial allocation to them worthy of serious consideration by most foundation boards.


Potential Benefits and Costs of Passive Investing. Index funds appeal to many investors because they offer wide exposure to given markets and track closely (but not exactly) the target market's performance. They also appeal to investors who are skeptical about the ability of active managers to add value through stock selection as well as to investors who want to combine active and passive exposure to a given market. In addition, because they minimize trading activity and do not incur the costs associated with fundamental stock and economic research, they typically offer low-cost exposure to the target market. However, a mutual fund that invests passively has operating expenses and transaction costs while a market index does not. Therefore, although an index fund is expected to track its target benchmark as closely as possible, it typically will not match the benchmark performance exactly and usually will underperform it slightly. And while an index fund should not be expected to underperform its benchmark significantly, neither should it be expected to outperform it dramatically.

Performance Objectives. The funds seek to outperform their performance benchmarks by different margins. These margins differ because:


1.   The costs of implementing each fund's investment policies differ; and
2. The markets in which the funds primarily invest vary in terms of efficiency, with the US stock and fixed income markets arguably the most efficient (in a valuation sense) of all.


The margin by which each fund seeks to outperform its performance benchmark thus reflects judgments by the trustees of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred to produce this excess return. "Excess return" as used here means the difference between a Fund's total return and the total return of its performance benchmark.


Short-Term Fund. As experienced foundation fiduciaries, the cooperative's trustees recognize that many foundations seek to control downward fluctuations in the value of assets earmarked for spending or distribution (in the form of grants) within 12 months ("current year spending"). This is generally achieved by investing them exclusively in cash equivalents, either directly or via money market funds. While such a policy comports well with the risk tolerances of some foundation fiduciaries, numerous studies of the risk/return characteristics of alternate short-term investment strategies suggest that a short-term bond fund whose average maturity ranges between the one to three months typical of regulated money market funds and the six months inherent in the Short-Term Fund's performance benchmark has the potential to augment foundation resources over time. Of course, the higher yields three- to six-month instruments typically display relative to shorter-term instruments may be insufficient to offset the larger principal losses longer-term securities produce in rising interest rate environments. However, the data below indicate that there is a high probability of earning positive total returns in a given month by investing exclusively in securities included in the Short-Term Fund's benchmark (i.e., six-month Treasury bills). The data show that, in the more than 23-year period ending November 30, 2000, there was only one calendar month in which a portfolio invested exclusively in six-month Treasury bills produced a negative total return. The loss was 0.34% (January 1982). It is important to note that this period encompasses several years (e.g., 1979-81) in which short-term interest rates rose at a speed and to a level that were unprecedented.


                                                 December         2000        17
                                                 --------  -----,

                      Supplemental Discussion of Investment

                Objectives, Policies, and Restrictions Continued


Risks of Investing Current Year Spending Monies in the Short-Term Fund. While there is no assurance that the Short-Term Fund's average duration will be less than six months in an environment of rising short-term interest rates, the Fund's money managers are authorized to shorten its average duration if they expect short-term interest rates to rise and are prohibited by the Fund's investment policy from maintaining a weighted average duration exceeding six months. Consequently, in the opinion of TIP's board, it is unlikely that rising interest rates alone will cause the Fund's net asset value to decline materially over one-month (or longer) holding periods, even if short-term rates rise as quickly as they did in the 1979-1981 time period. However, because the Fund will not be invested exclusively in instruments backed by the full faith and credit of the US government, it is possible that downgrades, defaults, and other elements of credit risk could cause the Fund's net asset value to decline by more than 0.15% in any given one-month holding period.

In the judgment of TIP's board, the potential rewards of investing monies earmarked for current year spending in a more aggressive manner than that typical of money market funds in general, and government money market funds in particular, outweigh the risks. However, the board recognizes that many foundations may remain unpersuaded by this argument, and it encourages such foundations to invest such monies not in the Short-Term Fund but rather in carefully selected, institutionally oriented money market funds with competitive expense ratios and adequate restrictions on the maturity and quality of portfolio holdings.

Fundamental Investment Restrictions. The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the fund's outstanding voting securities. Under these restrictions, which apply on a fund by fund basis, no fund may:



1. Invest more than 25% of the value of the fund's total assets in the securities of companies engaged primarily in any one industry (other than the US government, its agencies, and instrumentalities). For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply, however, to the Short-Term Fund, which may invest more than 25% of its total assets in domestic bank obligations or to the Domestic Stock Index Fund to the extent that its benchmark does not meet this standard.

2. Acquire short positions in the securities of a single issuer (other than the US government, its agencies, and instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund's total assets.


3. Borrow money, except from a bank for temporary or emergency purposes, provided that bank borrowing not exceed one-third (331/3%) of the fund's total assets at the time of borrowing. No fund may borrow for leveraging purposes. Reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets are not considered borrowings subject to this restriction.

4.       Issue senior securities [other than as permitted in (2) and (3)].

5.       Make loans, except:
         (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations;
         (b) by engaging in repurchase agreements with respect to portfolio securities; or
         (c) by lending securities to other persons, provided that no securities loan may be made if, as a result, more than one-third (331/3%) of the value of the fund's total assets would be loaned to other persons.

6.       Underwrite securities of other issuers.

18 TIP Statement of Additional Information

                      Supplemental Discussion of Investment

                Objectives, Policies, and Restrictions Concluded

7. Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities.

8. Invest directly in interests in oil, gas, or other mineral exploration or development programs or mineral leases.


Non-Fundamental Investment Restrictions. The funds have adopted certain non-fundamental restrictions, which may be changed by the board of directors without member approval. Under these restrictions, no fund may:

1. Acquire more than 10% of the outstanding voting securities or 10% of all of the securities of any one issuer.

2. Acquire long positions in the securities of a single issuer (other than the US government, its agencies, and instrumentalities) whose value exceeds 10% of the fund's total assets.

3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase causes the value of the fund's investments in all such companies to exceed 5% of its total assets. This restriction shall not apply, however, to purchases of investment company securities, US government securities, securities of issuers that are rated investment grade by at least one nationally recognized statistical rating organization, municipal obligations, and obligations issued by any foreign governments, agencies, or instrumentalities, or any political subdivisions thereof.

4. Purchase securities of another investment company if such purchases cause the percentage of such investment company's outstanding shares owned by the TIP fund in question to exceed 3%.

5. Invest in companies for the purpose of exercising control or management.

6. Invest more than 15% of the fund's net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).

7. Purchase puts, calls, straddles, spreads, and any combination thereof, if the value of such purchases, excluding offsetting positions and in-the-money amounts, exceeds 5% of the fund's total assets.

Percentage Limitations Applied at Time of Purchase. The above standards and restrictions are determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with the fund's investment policies and limitations.


                                                 December         2000        19
                                                 --------  -----,

                         Policy Implementation and Risks

Funds to Be Substantially Fully Invested. Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.



Deployment of Cash Reserves. Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund's permitted investments. In lieu of separate, direct investments in money market instruments, the fund's cash reserves may be invested in other regulated investment companies approved by TIP's board of directors. Alternatively, FAI may exercise investment discretion or select a money manager to exercise investment discretion over a fund's cash reserves.


Temporary Equity Exposure. At FAI's discretion, the cash reserves segment of each fund may be used to create a temporary equity exposure for the Multi-Asset, US Equity and Domestic Stock Index Funds, a foreign equity exposure for the Multi-Asset, International Equity, and Emerging Markets Funds, or a fixed income exposure of suitable duration for the Bond, Government Bond Index, Inflation-Linked Bond and Multi-Asset Funds, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions. The desired market exposure would be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits.


Portfolio Turnover. Decisions to buy and sell securities are made by the money managers with respect to the assets assigned to them and by FAI with respect to cash reserves not allocated to money managers. Each money manager decides to purchase or sell securities independently of other money managers. Generally, the International Equity, Emerging Markets, US Equity, Domestic Stock Index, Bond, Government Bond Index and Inflation-Linked Bond Funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held. It is expected that the annual portfolio turnover rate normally will not exceed 100%. However, due to some money managers' active management styles, turnover rates for the Bond and Short-Term Funds may be higher than other mutual funds investing primarily in debt securities and may exceed 100%. In the fixed income funds, the costs associated with turnover are expected to be lower than equity fund turnover costs.

         Primary Risks. High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

         A fund may have two or more money managers. One money manager could be selling a security when another, for the same fund, is purchasing the same security. In addition, when a money manager's services are terminated and those of another are retained, the new money manager may significantly restructure the portfolio. These practices may increase the funds' portfolio turnover rates, realization of gains or losses, and brokerage commissions.

Borrowing.  Each fund may borrow money temporarily from banks when:


1. It is advantageous to do so in order to meet redemption requests;
2. A fund fails to receive transmitted funds from a member on a timely basis;
3. TIP's custodian fails to complete delivery of securities sold; or
4. A fund needs cash to facilitate the settlement of trades made by the fund.




Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn affect the money manager's strategy. Rising interest rates could also reduce the value of a fund's shares by increasing the fund's interest expense.

20 TIP Statement of Additional Information

                   Policy Implementation and Risks continued

In addition, each fund may make securities loans or lend securities by engaging in reverse repurchase agreements and/or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money. [Securities may be borrowed under repurchase agreements.]

Duration Management. The Multi-Asset, Bond, Government Bond Index, Inflation-Linked Bond and Short-Term Funds invest in debt securities of varying durations. Duration is a measure of the expected life of a debt security on a present value basis. It takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received and weights them by the present values of the cash to be received at each future point in time.




The longer the duration of a debt security, the more its price will tend to fall as interest rates in the economy rise and vice-versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. money managers can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivative securities.


         Primary Risks. There is no assurance that deliberate changes in a fund's weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager's decision to increase the duration of its segment of the Bond Fund could reduce the Fund's return if interest rates in the economy rise following the manager's duration-lengthening trades.


Multi-Market and Multi-Currency Investing. Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager's guidelines, money managers may adjust the exposure of the funds to different countries' markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess:


1.   general market and economic conditions;

2. the relative yield and anticipated direction of interest rates in particular markets; and
3.   the relationship among the currencies of various countries.


In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.


US Equity Fund money managers may respond to circumstances in which foreign stocks are more attractively priced than US stocks by investing up to 15% of the Fund's assets in foreign stocks. Money managers of the Multi-Asset, International Equity, and Emerging Markets Funds may hedge up to 50% of the foreign currency exposure of each fund's assets. It is expected that adjustments to the country and currency exposures of each fund will be gradual and moderate, especially within the US Equity, Bond, and Short-Term Funds.

         Primary Risks. There is no assurance that changes in a fund's country and currency allocations will enhance returns relative to more static allocations, or relative to allocations that resemble more closely the country and currency allocations inherent in a fund's performance benchmark.


Foreign Currency Exposure. The trustees have studied carefully the impact of exchange rate changes on the US dollar value of foreign securities portfolios and have concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen's value in US dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upwards such firms' relative price/earnings or price/book value multiples, albeit with a lag.

                                                       December __, 2000      21

                    Policy Implementation and Risks continued

Exchange rate movements can produce large losses over short- and even medium-term time horizons, but the trustees strongly discourage foundations from investing in foreign securities in pursuit of short-term gains, and they believe that exchange rate movements are essentially neutral over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by considering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the imbalance created by massive changes (up or down) in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries' competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.

Foreign Currency Hedging. Each of the funds may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below. TIP's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).

Forward Contracts. A forward exchange contract is the purchase or sale of foreign currency at an exchange rate established now but with payment and delivery at a specified future time. It insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

Funds may use forward contracts to insulate existing security positions ("position hedges") or proposed transactions ("transaction hedges"). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.


         Primary Risks. The success of currency hedging depends on the money manager's ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

         Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.


         The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither FAI nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund's portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio's foreign currency exposure may not be precise. Moreover, if the

22  TIP Statement of Additional Information

                   Policy Implementation and Risks continued

         forward contract is an over-the-counter transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. If, on the other hand, a fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.

Other Hedging Strategies and Tactics. A fund may employ other hedging strategies, such as interest rate, currency and index swaps, and the purchase or sale of related caps, floors, and collars. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the referenced indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each fund may enter into these transactions primarily:

1. to preserve a return or spread on a particular investment or portion of its portfolio,
2.   to protect against currency fluctuations,
3.   as a duration management technique, or
4. to protect against any increase in the price of securities the fund anticipates purchasing at a later date.

The funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the fund's net obligation, if any.


Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.


Long/Short Strategies. In the opinion of TIP's directors, the US stock market is highly efficient in terms of valuation and is becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets, and regulatory changes. In short, with so many powerful computers and skilled professionals attempting to exploit valuation anomalies among US stocks, it is becoming increasingly difficult to outperform market averages. This is one reason why the funds may employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks which the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks which the money manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as "market neutral" strategies.

                                                      December __, 2000       23

                   Policy Implementation and Risks continued

Long versus Short Positions. The rationale for using long/short strategies is simply stated: if you believe that skilled active managers can identify stocks that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, "short" sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. Indeed, one of the chief reasons why it is becoming increasingly difficult to outperform the US stock market is that long/short strategies, while still unconventional, are becoming increasingly popular among the large institutions that dominate the US stock market. Outperforming broad market averages without using long/short strategies remains possible, of course, but in the opinion of the trustees the advantages of allocating a defined portion (zero to 30%) of the US Equity Fund to such strategies outweigh the risks (discussed immediately below).


         Primary Risks. Risks of investing in short strategies are markedly different from those associated with long positions. Given the restrictions to which managers employing long/short strategies are subject, however, US Equity Fund members are not exposed to the risk of losing all their invested capital as a result of a stratospheric increase in the value of a single security (or indeed the stock market generally). Like the other institutions employing long/short strategies with which TIP directors are associated, TIP employs several safeguards to control the risks of such strategies:

         1. Any long/short portfolios held by the fund must comprise an approximately equivalent dollar amount of long and short positions in a diversified list of issues and must be overlaid with long positions in stock index futures contracts, thus limiting potential losses on the short positions caused by a rise in stock prices.

         2. The dollar size of a short position in a single stock may not represent more than 2% of a fund's net assets.

Securities Lending. Through its custodial bank and subject to strict guidelines summarized below, TIP may actively lend the securities held in all of its funds. The incremental income from such lending activities varies from fund to fund, with US securities typically commanding much narrower lending "spreads" (according to Kohlberg and Associates, average lending income might approximate 0.02% to 0.05% per annum) than foreign securities (0.15% to 0.75% per annum). These differences stem primarily from the far greater availability of lendable US securities in relation to borrowing demand than exists in non-US markets.

Each fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets (including collateral received in connection with any loans) provided, however, that it receives collateral in cash, US government securities, or irrevocable bank stand-by letters of credit maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans may be terminated at any time by TIP, and the relevant fund will then receive the loaned securities within five days. During the loan period, the fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities as long as such fees are set forth in a written contract and approved by the investment company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting a security on loan, the loan must be called and the securities voted.


A fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction fails financially or breaches its agreement with the fund.


Dollar Roll Transactions. Dollar roll transactions consist of the sale to a counterparty (a bank or broker-dealer) of Government National Mortgage Association ("GNMA") certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty GNMA certificates or other mortgage-backed securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes and, accordingly, will segregate cash, US government securities, or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

24  TIP Statement of Additional Information

                   Policy Implementation and Risks continued

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's entry into the dollar roll.

         Primary Risks. Dollar rolls involve potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements. In a repurchase agreement, a fund buys securities from a counterparty (e.g., a bank or securities firm) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest.

In a reverse repurchase agreement, a fund sells US government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. TIP will maintain for each fund a segregated custodial account containing cash, US government securities, or other appropriate assets having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings.


In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. FAI and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.

         Primary Risks. If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. If the counterparty becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities. While TIP's management acknowledges these risks, it is expected that they can be mitigated through stringent security selection criteria and careful monitoring procedures.

Types of Investments

Equity Securities. Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as "stocks."

         General Risks of Equity Securities. Common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

                                                      December --, 2000       25

                    Policy Implementation and Risks continued

Warrants. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term.

         Primary Risks. Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Not more than 2% of a fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

Foreign Equities. Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Foreign financial markets generally have substantially less volume than US markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.

Under certain adverse conditions, each fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

         Primary Risks of Foreign Equities Generally. Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

         Risks Associated with Currency Exchange Rate Changes. Changes in foreign currency exchange rates may affect the value of a fund's investments. While a fund may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and a fund may suffer losses as a result of such hedging.

Emerging Markets Equities. Emerging markets countries (for example, Brazil, Korea, Mexico), are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) the stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

26   TIP Statement of Additional Information

                    Policy Implementation and Risks continued

         Primary Risks of Emerging Markets Equities. In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

         1. have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
         2. place restrictions on foreign ownership or prohibitions on repatriation of assets, or
         3.   provide relatively less protection of property rights.

         In addition, their economies:

         1.   may be based predominantly on one or a few industries,
         2. may be highly vulnerable to changes in local or global trade conditions, and
         3. may suffer from extreme and volatile debt burdens or inflation rates.

         Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.

Debt Securities. The characteristics and primary risks of the debt securities in which the funds typically invest are described below.

         Primary Risks of Debt Securities Generally. Debt securities entail interest rate, prepayment, extension, credit, and event risks.

         Interest Rate Risk. Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal.

         Because the fixed income funds' benchmarks have intermediate-term average weighted maturities, the funds are subject to moderate to high levels of interest rate risk, as is that portion of the Multi-Asset Fund normally invested in bonds.

         Prepayment Risk. Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other bonds when interest rates fall.

         Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

         Credit Risk. Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.

         Event Risk. Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain securities held by the funds, event risk for each fund in the aggregate is low because of the number of issues held by each fund.

                                                          December___, 2000   27

                    Policy Implementation and Risks continued

Bank Obligations. Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
2. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.
3. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.
4. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

General economic conditions play an important part in the operations of the banking industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Time deposits that may be held by the funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities. Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least "BBB" by S&P or "Baa" by Moody's are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities, and Similar Securities. Each fund may purchase notes whose principal amount and/or interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument's issuance date to its maturity date. A fund may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. Each fund may also purchase principal exchange rate-linked securities and performance-indexed commercial paper. Each fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

Other Foreign Currency Exchange-Related Securities. Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound sterling-denominated obligation issued by a US corporation.

28   TIP Statement of Additional Information

                    Policy Implementation and Risks continued

         Primary Risks. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund's decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to FAI's or the money manager's analysis of interest rates, issuer risk, and other factors.

Foreign Government and International and Supranational Agency Debt Securities. Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development ("World Bank"), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development, and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Loan Participations. A loan participation is an interest in a loan to a US corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest. Any participation purchased by a fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

         Primary Risks. Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses, and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the board of directors determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the board of directors.

Lower-Rated Debt Securities. Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of the Short-Term Fund and not more than 10% of the other funds may be invested in securities that are rated below investment grade. Money managers of these funds will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. "Investment grade" means a rating of:

1.   for securities, "BBB" or better by S&P or "Baa" or better by Moody's;

2.   for bank obligations, "B" or better by Thomson Bankwatch;

3. for commercial paper, "A-1" or better by S&P or "Prime-1" or better by Moody's;

4.   for foreign bank obligations, similar ratings by IBCA Ltd.; or

5. if unrated, determined by the money manager to be of comparable quality.

                                                          December___, 2000   29

                    Policy Implementation and Risks continued

See Appendix B for a description of security ratings.

         Primary Risks. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income and may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

         Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, low investment grade issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

Mortgage-Backed Debt Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans (the "Underlying Assets"). The two most common forms are:

1. Mortgage pass-throughs, which represent ownership interests in the Underlying Assets. Principal repayments and interest on the Underlying Assets are distributed monthly to holders.

2. Collateralized mortgage obligations (CMO's), which represent debt obligations secured by the Underlying Assets.

Certain mortgaged-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the security to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

30   TIP Statement of Additional Information

                    Policy Implementation and Risks continued
                    -----------------------------------------

Mortgage-backed securities are typically backed by a pool of Underlying Assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on Underlying Assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the Underlying Assets. Liquidity protection refers to the provision of advances, usually by the entity administering the Underlying Assets, to ensure that the receipt of payments on the Underlying Assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies, and quality standards, consider whether such investments are appropriate.

The duration of a mortgage-backed security, for purposes of a fund's average duration restrictions, is computed based upon the expected average life of that security.

         Primary Risks. Prepayments on asset-backed debt securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, the obligors of the Underlying Assets may default on their payments, creating delays or loss of principal.

Non-Mortgage Asset-Backed Securities

         Primary Risks. Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most important, these securities do not have the benefit of a security interest in Underlying Assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Some forms of asset-backed securities are relatively new forms of investments. Although each fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

Municipal Debt Securities. Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. "Private activity" bonds, including industrial development revenue bonds, are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are typically considered to have more potential risk than general obligation bonds.

                                                          December___, 2000   31

                    Policy Implementation and Risks continued
                    -----------------------------------------

Municipal obligations can have floating, variable, or fixed rates. Floating and variable rate obligations generally entail less interest rate risk than fixed rate obligations. Variable and floating rate obligations usually carry rights that permit a fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit and letters of credit, which will ordinarily be irrevocable, both of which are issued by domestic banks or foreign banks which have a branch, agency, or subsidiary in the United States. When considering whether an obligation meets a fund's quality standards, FAI and the money managers will look at the creditworthiness of the party providing the right to sell as well as the quality of the obligation itself.

The interest on private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax. Fund distributions which are derived from interest on municipal securities are taxable to members in the same manner as distributions derived from interest on taxable debt securities.

Securities Denominated in Multi-National Currency Units or More than One Currency. An illustration of a multi-national currency unit is the Euro, whose value is based on a "basket" consisting of specified amounts of European currencies. The specific amounts of currencies comprising the Euro may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. FAI and the money managers do not believe that such adjustments will adversely affect holders of Euro-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue Euro-denominated obligations.

US Treasury and US Government Agency Securities. US government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US government securities include securities issued by instrumentalities of the US government, such GNMA, which are also backed by the full faith and credit of the United States. US government Agency Securities are instruments issued by instrumentalities established or sponsored by the US government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody's or S&P.

Zero Coupon Securities and Custodial Receipts. In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once "stripped" or separated, the principal and coupons are sold separately. The principal, or "corpus," is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary-interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for Federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.

32   TIP Statement of Additional Information

                    Policy Implementation and Risks continued
                    -----------------------------------------

Recently, the US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a purchaser's beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.

Inflation-Indexed Securities

Inflation-indexed bonds, such as the US Treasury Department's "Treasury Inflation-Protected Securities" ("TIPS"), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997, and have been issued with maturities of 5, 10 and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden and the United Kingdom issue inflation-indexed bonds with features similar or identical to those of TIPS.

         Primary Risks. In the event of deflation, the principal value of inflation-indexed bonds will be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate.

         The TIPS market is smaller than that of US Treasury securities that are not inflation-indexed, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

Derivative Securities

Futures Contracts. Each fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed income securities or foreign currencies or based on financial indices including any index of common stocks, US government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar.

US futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio.

                                                          December___, 2000   33

                    Policy Implementation and Risks continued
                    -----------------------------------------

Although futures contracts by their terms call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on US exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily and the payment in cash of "variation margin" will be required, a process known as "marking to the market." Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

         Primary Risks. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.

         If predictions about the general direction of securities market movements, foreign exchange rates, or interest rates are incorrect, a fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

         A fund's ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to effect a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close out, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

         Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.

34   TIP Statement of Additional Information

                    Policy Implementation and Risks continued
                    -----------------------------------------

         Risks of Foreign Currency Futures Contracts. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery which are assessed in the country of the underlying currency.

Options on Futures Contracts. The purchase of a put or call on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option's price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund's portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. CFTC regulations applicable to the funds require that all of a fund's positions in futures and options on futures constitute bona fide hedging transactions, except that a transaction need not constitute a bona fide hedging transaction and may be entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options does not exceed 5% of the value of the fund's total assets.

         Primary Risks. The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Options on foreign currency futures contracts may involve additional liquidity risk. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Therefore, a fund will not purchase or write options on foreign currency futures contracts unless and until, in FAI's or the money manager's opinion, the market for such options has developed sufficiently that the risks of such options are not greater than the risks of the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options on Foreign Currencies. Each fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the US dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the US dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, to sell at a future date a specified amount of a foreign currency at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

                                                          December___, 2000   35

                    POLICY IMPLEMENTATION AND RISKS continued

Instead of purchasing a put option when it anticipates a decline in the dollar value of foreign securities due to adverse fluctuations in exchange rates, a fund could write a call option on the relevant currency. If the expected decline occurs, it is likely that the option will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of foreign securities to be acquired, a fund could write a put option on the relevant currency. If exchange rates move as expected, the put will expire unexercised, and the fund will have hedged such increased costs up to the amount of the premium.

  Primary Risks. As in the case of other types of options, the benefit to a fund from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

         The writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium and only if exchange rates move in the expected direction. If this movement does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Securities. The funds may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed. This clearing organization, in effect, guarantees every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty with no clearing organization guarantee. Thus, when the fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option.

The writer of an exchange-traded option that wishes to terminate its obligation may do so by a "closing purchase transaction," i.e., buying an option of the same series as the option previously written. Options of the same series are options on the same underlying security or currency with the same expiration date and exercise price. Likewise, the holder of an option may liquidate a position by a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. In general, an OTC option may be closed out prior to expiration only by entering into an offsetting transaction with the same dealer.

A fund's transactions in options on securities and securities indices are governed by the rules and regulations of the respective exchanges, boards of trade, or other trading facilities on which the options are traded.

The funds will write only "covered" options. An option is covered if the fund owns an offsetting position in the underlying security or maintains cash, US government securities, or other liquid high-grade securities with a value sufficient at all times to cover its obligations.

         Primary Risks. The value of an option reflects, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security, and interest rates. Successful use of options depends in part on the ability of FAI or the money manager to forecast future market conditions. Options purchased by a fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid plus related transaction costs.

36   TIP Statement of Additional Information

                   POLICY IMPLEMENTATION AND RISKS continued

         The writer of a call option is obligated, upon its exercise, to sell the underlying securities or currency to the purchaser at the exercise price, thus losing the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The writer of a put option is obligated, upon its exercise, to purchase the underlying securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. Any losses are partially offset by the premium, which the writer retains regardless of whether the option is exercised.

         A fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs. However, commissions and transaction costs of such hedging activities may be less than those associated with purchases and sales of the underlying securities or foreign currencies.

         Risks of Exchange-Traded Options. A closing purchase or a closing sale transaction on an exchange-traded option can be made only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a fund, or trading in such options might be limited or halted by the exchange, thus making it impossible to effect closing transactions in particular options the fund owns. As a result, the fund would have to exercise the options in order to realize any profit. If the fund is unable to effect a closing purchase transaction in a secondary market in an option which the fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

         Risks of OTC Options. Exchange-traded options generally have a continuous liquid market, whereas OTC options may not have one. A fund usually will be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes an OTC option, it generally will be able to close it out prior to expiration only by entering into a closing purchase transaction with the same dealer. Although a fund will enter into OTC options only with dealers who agree to enter into and who are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the fund is able to effect a closing purchase transaction in a covered OTC call option the fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. The inability to enter into a closing purchase transaction may result in material losses to the fund, for example, by limiting its ability to sell the underlying security while the option is outstanding. This may impair the fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In addition, if the counterparty becomes insolvent, the fund may be unable to liquidate an OTC option. Failure by the dealer to take delivery of the underlying securities would result in the loss of the premium paid by the fund as well as the loss of the expected benefit of the transaction. The funds will only purchase options from dealers determined to be creditworthy.

         Risks of Foreign Currency Options. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets which cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Investors may be at a disadvantage by having to deal in an odd lot market (usually consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                                                     December ___, 2000   37

                    POLICY IMPLEMENTATION AND RISKS continued

Interest Rate and Currency Swaps. An interest rate swap is an agreement to exchange the interest generated by a fixed income instrument held by a fund for the interest generated by a fixed income instrument held by a counterparty, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. The value of the positions underlying such transactions may not represent more than 15% of a fund's assets. The fund will maintain a segregated account in the amount of the accrued excess, if any, of its obligations over its entitlements with respect to each swap.

     Primary Risks. Swaps are available only from a limited number of counterparties and involve counterparty credit risk.

When-Issued and Forward Commitment Securities. Each fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after the trade date. No income accrues prior to delivery. At the time a fund enters into such a transaction, it must establish a segregated account consisting of acceptable assets equal to the value of the when-issued or forward commitment securities. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

     Primary Risks. The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.

Synthetic Securities. The Bond and Short-Term Funds may create synthetic securities by combining investments in securities denominated in a given currency with forward contracts in order to achieve desired credit and currency exposures. To construct a synthetic security, a fund enters into a forward contract for the purchase of a given currency (the "Purchase Currency") at a future date against payment in another currency (the "Sale Currency"). Simultaneously, the fund purchases a security denominated in the Sale Currency with a maturity date and amount payable at maturity that coincides with the delivery date and amount of the forward contract. The overall effect of these transactions is similar to the purchase of a security denominated in the Purchase Currency. The forward contract may increase or decrease the return on the investment in the security depending on exchange rate movements between the purchase and maturity dates.

     Primary Risks. The primary risks associated with synthetic securities arise from:

     1. the fluctuation of the exchange rates between the Purchase and Sale Currencies between purchase and maturity dates,
     2. the matching of the principal and interest from the security with the related forward contract, and
     3. the credit risks associated with the issuer of the security and the forward contract counterparties.

     In addition, to the extent a synthetic security is unwound prior to the maturity of the security, the fund is exposed to market risk with respect to the value of the security and currency risk with respect to the forward contract.

Other Instruments

Convertible Securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

38   TIP Statement of Additional Information

                   POLICY IMPLEMENTATION AND RISKS continued

     Primary Risks. A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer's non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.   OTC options;
2. repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;
3.   loan participations;
4. securities without readily available market quotations, including interests in private commingled investment vehicles in which a fund might invest; and

5.   certain restricted securities.

         Primary Risks. Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce large losses.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund's investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of:

1.   the market value of OTC options currently outstanding held by the fund;
2. the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund; and
3. margin deposits on the fund's existing OTC options on futures contracts exceed 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are illiquid or are not otherwise readily marketable.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of TIP's or a fund's members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Securities Denominated in Multi-National Currency Units or More than One Currency. Each fund may invest in securities denominated in a multi-national currency unit, such as the Euro. Each fund may also invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation.

Commingled Investment Vehicles. The funds may, subject to limitations, invest a portion of their assets in securities issued by other commingled investment vehicles whose expected returns are, in the judgment of FAI's directors, superior to those of money managers that the funds might employ directly.

     Other Registered Investment Companies. A fund may invest in the shares of another registered investment company. The funds will make such purchases in the open market and only when no commission or profit beyond the customary broker's commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company's expenses, including its advisory and administration fees. The funds will not purchase shares of open-end companies without having any duplicative management fees waived.

                                                     December ___, 2000       39

                   POLICY IMPLEMENTATION AND RISKS concluded

     Closed-End Investment Companies. Investments in closed end funds may involve the payment of premiums above the net asset value of the issuers' portfolio securities. These are subject to limitations under the 1940 Act and are constrained by market availability (e.g., these investment companies are often "closed end" companies that do not offer to redeem their shares directly). The funds do not intend to invest in such investment companies unless, in the judgment of FAI's directors, the potential benefits of such investments justify the payment of any applicable premium or sales charge. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

     Private Investment Funds. FAI may invest a portion of a fund's assets in securities issued by private investment funds. For example, FAI might elect to invest a portion of a fund's assets in an investment partnership whose manager FAI believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a fund's behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other commingled investment vehicle. As an investor in such a fund, a fund would bear its ratable share of expenses and would be subject to its share of the management and performance fees charged by such entity. Investment by a fund in the securities of a private investment company is not subject to the 3% limitation imposed on shares held by a fund in other registered investment companies but is subject to the 15% limitation on illiquid securities. The securities of a private investment company may be deemed liquid in accordance with guidelines established by the Board of Directors.

 BROKERAGE DIRECTION AND OTHER PRACTICES

The debt securities in which TIP invests are traded primarily in the over-the-counter market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. In the markets in which a fund buys and sells its assets and depending upon the size of the transactions it executes, the spread between a security's bid and ask price is typically below 1/32 of 1% of the value of the transaction, and often is much less. The spread is not included in the expenses of a fund and therefore is not subject to the expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if FAI or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund's total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, the funds' operating expense ratios can be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions is usually made by a money manager. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund, subject to specific directions from TIP or FAI. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:

1. the breadth of the market in the security,
2. the price of the security,
3. the financial condition and execution capability of the broker or dealer, and
4. the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

40   TIP Statement of Additional Information

                Brokerage Direction and Other Practices concluded


In addition, when selecting brokers or dealers and seeking the best overall terms available, FAI and the money managers are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the funds, FAI, or to the money manager. FAI and the money managers are authorized to cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, FAI, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which FAI or the money manager exercises investment discretion.


The funds paid brokerage commissions as follows*:

           --------------------------------- ------------------ ------------------ ------------------
                                              1/1/99-12/31/99    1/1/98-12/31/98    1/1/97-12/31/97
           --------------------------------- ------------------ ------------------ ------------------
           TIFF Multi-Asset Fund                 $629,767           $871,810         $1,062,969
           --------------------------------- ------------------ ------------------ ------------------
           TIFF International Equity Fund        $760,841           $364,681           $351,419
           --------------------------------- ------------------ ------------------ ------------------
           TIFF Emerging Markets Fund            $273,708           $268,489           $376,009
           --------------------------------- ------------------ ------------------ ------------------
           TIFF US Equity Fund                   $615,968           $678,711           $355,548
           --------------------------------- ------------------ ------------------ ------------------
           TIFF Short-Term Fund                    $3,254                  -                  -
           --------------------------------- ------------------ ------------------ ------------------
           TIFF Bond Fund                         $19,142                  -                  -
           --------------------------------- ------------------ ------------------ ------------------


* Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no brokerage fees have been paid.


                               Tax Considerations

The following summary of tax consequences does not purport to be complete. It is based on US federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a fund must, among other things:

1. derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");

2. diversify its holdings so that, at the end of each quarter of the fund's taxable year:
     (a) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), US government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and
     (b) not more than 25% of the value of the fund's total assets is invested in the securities of any one issuer (other than US government securities or the securities of other RICs); and


3. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any.

The US Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures, and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

                                               December____, 2000            41

                          Tax Considerations continued

If, for any taxable year, a fund does not qualify as a RIC, all of its taxable income will be taxed to the fund at corporate rates. For each taxable year that the fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its members. In addition, to avoid a non-deductible 4% federal excise tax, the fund must distribute during each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. Each fund intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the fund unless a member requests such distributions to be paid in cash. Each fund will monitor its compliance with all of the rules set forth in the preceding paragraph.

Tax Treatment of Distributions. Dividends paid out of the fund's investment company taxable income will be taxable to the fund's members as ordinary income. If a portion of a fund's income consists of dividends paid by US corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a member's federal income tax liability). Distributions of any net capital gains designated by the fund as capital gain dividends will be taxable to the members as long-term capital gains, regardless of how long they have held their fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, will have a cash basis in each such share equal to the net asset value of a share of the fund on the reinvestment date. A distribution of an amount in excess of a fund's current and accumulated earnings and profits will be treated by a member as a return of capital which is applied against and reduces the member's basis in its fund shares. To the extent that the amount of any such distribution exceeds the member's basis in its fund shares, the excess will be treated as gain from a sale or exchange of the shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a fund in October, November, or December with a record date in such a month and paid by the fund during January of the following calendar year. Such distributions will be taxable to members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each fund will inform members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Tax Treatment of Share Sales. Upon the sale or other disposition of shares of a fund or upon receipt of a distribution in complete liquidation of a fund, a member usually will realize a capital gain or loss which will be long term or short term, depending upon the member's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the member on a disposition of fund shares held by the member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the member with respect to such shares.


Tax Treatment of Zero Coupon Securities. Investments by a fund in zero coupon securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held. This is the case even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234.

Option Sales. The premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is a short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss and will be long term or short term depending upon the holding period of the security.




42  TIP Statement of Additional Information

                          Tax Considerations continued

Option Purchases. With respect to a put or call option purchased by a fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long term or short term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long term or short term, depending upon the holding period of the option. If the option is exercised, the premium, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a fund may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are usually treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the fund's actual holding period for the contract. Also, a section 1256 contract held by a fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

A fund's hedging transactions may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the funds which is taxed as ordinary income when distributed to members.

A fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions. As a result, the amount of fund income distributed to members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.


Tax Treatment of Short Sales. A fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the fund held the security used to close the short sale.

Constructive Sales. Under certain circumstances, a fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year if certain conditions are met.

Tax Treatment of Partnership Investments. The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement and the asset diversification requirements set forth above for RICs. These requirements may limit the extent to which the funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities.



                                               December____, 2000           43

                          Tax Considerations continued

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues receivables or payables denominated in a foreign currency and the time the fund actually collects such receivables or pays such payables typically are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. If a fund invests in stock of certain foreign investment companies, the fund may be subject to US federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the fund's holding period for the stock. The distribution or gain so allocated to any tax year of the fund, other than the tax year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its members.

In lieu of being taxable in the manner described above, each fund may be able to make an election to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the fund's investment company taxable income and net capital gain which, to the extent distributed by the fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the fund. In order to make this election, a fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a fund may be able to elect to mark to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.




Foreign Withholding Taxes. Fund income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a fund's total assets at the close of its tax year consists of securities of foreign corporations, the fund will be eligible and may elect to "pass through" to the fund's members the amount of foreign taxes paid by the fund. Pursuant to this election, a member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the fund and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its US federal income tax liability, subject to limitations. Each member will be notified within 60 days after the close of the fund's tax year whether the foreign taxes paid by the fund will "pass through" for that year. With the possible exceptions of the Multi-Asset, International Equity, and Emerging Markets Funds, it is not anticipated that the funds will be eligible to make this "pass-through" election. If a fund is not eligible to make the election to "pass through" to its members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income, and distributions by the fund will be treated as US source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the member's US tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the fund's income flows through to its members. With respect to the funds, gains from the sale of securities will be treated as derived from US sources, and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt securities, receivables, and payables) will be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the funds. members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private foundations will not be affected by any such "pass through" of foreign tax credits.



44  TIP Statement of Additional Information

                          Tax Considerations concluded

Debt-Financed Shares. If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as "debt-financed property" under the Code. In such event, part of all of any income or gain derived from the member's investment in those shares could constitute "unrelated business taxable income." Unrelated business taxable income in excess of $1000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

Backup Withholding. A fund may be required to withhold US federal income tax at the rate of 31% of all amounts distributed or deemed to be distributed as a result of the automatic reinvestment by the fund of its income and gains in additional shares of the fund, and all redemption payments made to members who:

1. fail to provide the fund with their correct taxpayer identification numbers,
2.   fail to make required certifications, or
3. who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a member's US federal income tax liability. Corporate members and certain other members (including organizations exempt from federal income taxation under Code section 501(a)) are exempt from such backup withholding.

Other Tax Considerations. A fund may be subject to state, local, or foreign taxes in any jurisdiction in which the fund may be deemed to be doing business. In addition, members of a fund may be subject to state, local, or foreign taxes on distributions from the fund. In many states, fund distributions which are derived from interest on certain US government obligations may be exempt from taxation. Members should consult their own tax advisors concerning the particular tax consequences to them of an investment in the funds.




                               Member Information

Member Account Records. Investors Bank & Trust Company ("Investors Bank"), TIP's Transfer Agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are mailed to each member. Members also receive via mail monthly account statements, which reflect shares purchased as a result of a reinvestment of fund distributions.


Requests That Must Be in Writing. Investors Bank will require that a member provide requests in writing accompanied by a valid signature guarantee when changing certain information in an account, including wiring instructions. TIP, FAI, Investors Capital, and Investors Bank will not be responsible for confirming the validity of written or telephonic requests.


Initial Investment. Organizations seeking to invest through TIP are asked to complete an account application. The completed Application is submitted to FAI for review (so that FAI may verify the organization's eligibility for membership). FAI will contact the organization immediately if there is a question about eligibility, if the application is incomplete, or if for any other reason the account cannot be established by the initial investment date specified by the organization on the application. Funds should be wired by the organization and received by Investors Bank on the specified initial investment date. Detailed wiring instructions are provided on the account application.


Subsequent Investments. In many cases, organizations may make additional purchases in existing accounts or increase the number of funds in which they invest by contacting FAI by phone. To ensure that the transaction can occur on the date preferred by the organization, FAI should be provided with as much advance notice as possible. Under certain circumstances, FAI may ask a member organization to verify or supplement the information in the account application that is on file.




                                               December____, 2000           45

                         Calculation of Performance Data
                         -------------------------------

Member Voting Rights and Procedures. Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory and manager agreements with FAI and the money managers, respectively, and the submission of changes of fundamental investment policies of a fund, will require the affirmative vote of a majority of the members of such fund. The election of TIP's board of directors and the approval of TIP's independent public accountants are voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP's or a fund's operation and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members owning at least 10% of TIP's outstanding shares.

Financial Reports. Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning the funds or their money managers from FAI.

Yield. A fund's yield quotation is based on all investment income (including dividends and interest) per share during a particular 30-day (or one month) period less expenses accrued during the period ("net investment income"). It is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula prescribed by the SEC:

YIELD  =  2 [ (a - b) + 1]/6/ - 1
              -------
                cd

Where:    a   =   dividends and interest earned during the period;
          b   =   expenses accrued for the period (net of reimbursements);
          c   =   the average daily number of shares of a fund outstanding
                  during the period that were entitled to receive dividends; and
          d   =   the maximum offering price per share on the last day of the period.

The Short-Term Fund's yield, as defined above, for the 30-day period ended June 30, 2000, was 6.1%.

Total Return. Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5, and 10 years, or the life of the fund, calculated pursuant to the following formula as prescribed by the SEC:

P(1 + T)/n/ = ERV

Where:        P        =       a hypothetical initial payment of $1,000;
              T        =       the average annual total return;
              n        =       the number of years; and
              ERV      =       the ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

The funds' total returns, as defined above, as of June 30, 2000, are as follows*:

                                6 Months     12 Months    12 Months    12 Months   Annualized
                                  Ended        Ended        Ended        Ended        since      Inception
                                6/30/00**    12/31/99     12/31/98      12/31/97    Inception      Date
Multi-Asset Fund                  3.21%       22.65%        0.22%        5.51%         11.22%    3/31/1995

International Equity Fund        -3.98%       37.40%        3.03%        0.91%          9.79%    5/31/1994

Emerging Markets Fund            -6.07%       75.49%      -33.38%       -0.40%         -0.74%    5/31/1994

US Equity Fund                    1.16%       18.89%       11.85%       33.01%         20.22%    5/31/1994

Bond Fund                         3.55%       -0.45%        7.31%        9.35%          6.78%    5/31/1994

Short-Term Fund                   2.95%        4.93%        5.59%        5.30%          5.54%    5/31/1994

* Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no performance information is available.

** Not annualized

46  TIP Statement of Additional Information

                   Calculation of Performance Data concluded

Market and Manager Comparisons. TIP may also, from time to time, compare its funds' returns and expense ratios to relevant market indices and manager or mutual fund averages, such as those reported by Morningstar, Lipper Analytical Services, Valueline, or other similar services.

                       Determination of Net Asset Value

Business Days. Currently, there are eleven holidays during the year which are not Business Days: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas. TIP will not accept purchase or redemption orders on these holidays.

Equity Funds. The net asset value per share is determined by dividing the total market value of each fund's investments and other assets, less any liabilities, by the total outstanding shares of the fund. Net asset value per share is determined as of the normal close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that such exchange is open for business.




Bond and Short-Term Funds. The net asset value per share of each fund is determined by adding the market values of all the assets of the fund, subtracting all of the fund's liabilities, dividing by the number of shares outstanding, and adjusting to the nearest cent. The net asset value is calculated by TIP's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day.

Calculating an Individual Security's Value. Securities listed on a US securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time at which such securities are valued. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier. All fund securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price. Deposits and repurchase agreements are valued at their cost plus accrued interest unless FAI or the money manager whose segment of a fund owns them determines in good faith, under procedures established by and under the general supervision of TIP's board of directors, that such value does not approximate the fair value of such assets. Positions (e.g., futures and options) listed or traded on an exchange are valued at their last sale price on that exchange or, if there were no sales that day for a particular position, at the closing bid price. Unlisted securities and listed US securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the ask prices nor less than the bid prices. The value of other assets is determined in good faith by FAI (or the money manager whose segment of the fund owns them) at fair value under procedures established by and under the general supervision of TIP's board of directors.

 Additional Service Providers

Service Provider Selection Criteria. TIP and FAI rely heavily on outside service providers to perform most functions their directors deem may be delegated. TIP's fund administrator, custodian, transfer agent, independent accountant, and legal counsel were selected based on the following criteria:

1.   corporate goals and cultures that are consistent with TIP's mission,
2. qualified, well-trained, motivated personnel at all levels of the organization,
3. a demonstrated commitment to providing high quality services at competitive prices, and
4. a demonstrated mastery of the regulatory environment in which they and their clients operate.

Custodian, Fund Accounting Agent, Transfer Agent, Registrar, and Distribution Disbursing Agent. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as the custodian of the funds' assets as well as their accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, Investors Bank may employ sub-custodians outside the United States.


                                                      December __, 2000       47

                    Additional Service Providers concluded
                    --------------------------------------


Legal Counsel. Dechert, 1775 Eye Street, N.W., Washington, DC 20006-2401, is TIP's legal counsel, for which it is compensated directly by TIP.


Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as TIP's independent accountants.

                             Financial Statements


The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1999 appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, as well as the funds' unaudited Semi-Annual Report to Shareholders, including Financial Highlights, for the period ended June 30, 2000, are hereby incorporated by reference in this Statement of Additional Information. The Annual and Semi-Annual Reports will be delivered to shareholders upon request.

48  TIP Statement of Additional Information

                                   Inquiries

                      Requests for the prospectus, SAI, and
                                       ----------
                      Annual or Semi-Annual Reports as well
                      as other inquiries concerning TIP may
                      be made by contacting FAI at:

                            Foundation Advisers, Inc.
                                  2405 Ivy Road
                            Charlottesville, VA 22903

                            Phone:       804-817-8200
                            Fax:         804-817-8231
                            E-mail:     info@tiff.org
                            Website:     www.tiff.org

                                                      December __, 2000       49

                                  APPENDIX A

                            DESCRIPTION OF INDICES

                            Description of Indices

OVERVIEW. This Appendix describes the various indices referenced in this Prospectus and Statement of Additional Information. The indices described below will be used to gauge the performance of individual Funds and individual Money Managers, with certain Money Managers' fees tied directly to the Money Managers' returns relative to the returns produced by their respective indices (hereinafter referred to as "benchmarks"). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

EXPLANATION OF HOW INDICES WILL BE USED. The table below denotes the indices relevant to each Fund and to those Money Managers whose compensation will be tied to their relative performance. As shown, in some cases the Money Managers have comparative indices different than the overall benchmark of the Funds that employ them. In all such cases, however, the securities included in the Money Managers' benchmarks are subsets of the securities included in the relevant Fund's performance benchmark. For example, the Lehman Government/Corporate Bond Index is a subset of the Lehman Aggregate Bond Index.

---------------------------------------------------------------------------------------------------------------------
 Fund / Money Manager                                Index
---------------------------------------------------------------------------------------------------------------------
 TIFF Multi-Asset Fund                               Inflation + 5% and Constructed Index (described in prospectus)
 ---------------------                               --------------------------------------------------------------
 Aronson + Partners                                  S&P 500 Index
 Canyon Capital Management, LP                       91-day Treasury bills plus 5% per annum
 Delaware International Advisers Ltd.                MSCI EAFE Index
 Farallon Capital Management, LLC                    91-day Treasury bills plus 5% per annum
 Harding, Loevner Management, LP                     MSCI All Country World Free Index
 Lone Pine Capital LLC                               91-day Treasury bills plus 5% per annum
 Oechsle International Advisors, LLC                 MSCI All Country World Free ex US Index
 Seix Investment Advisors, Inc.                      Lehman Aggregate Bond Index
 Wellington Management Company, LLP                  75%  Energy  sector of MSCI  World  Stock  Index;  20% Metals &
                                                     Mining  sector of MSCI  World  Stock  Index;  5% Paper & Forest
                                                     Products sector of MSCI World Stock Index

 TIFF International Equity Fund                      MSCI All Country World ex US Index
 Delaware International Advisers Ltd.                MSCI EAFE Index

 Everest CapitalLimited                              MSCI Emerging Markets Free Index
 ----------------------                              ---------------------------------
 Harding, Loevner Management, LP                     MSCI All Country World Free ex US Index
 Marathon Asset Management, Ltd.                     MSCI All Country World Free ex US Index
 Oechsle International Advisors, LLC                 MSCI All Country World Free ex US Index

 TIFF Emerging Markets Fund                          MSCI Emerging Markets Free Index
 City of London Investment Management Co., Ltd.      MSCI Emerging Markets Free Index
 Emerging Markets Management                         MSCI Emerging Markets Free Index

 Everest CapitalLimited                              MSCI Emerging Markets Free Index
 ----------------------                              --------------------------------
 Explorador Capital Management, LLC                  MSCI Emerging Markets Free Index
 Lazard Asset Management                             MSCI Emerging Markets Free Index

 Lloyd George Management                             MSCI All Country Far East Free ex Japan Index
 -----------------------                             ---------------------------------------------
                                                                                        Table continued on next page
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                  Table continued from previous page

 Fund / Money Manager                                Index
---------------------------------------------------------------------------------------------------------------------
 TIFF US Equity Fund                                 Wilshire 5000 Stock Index
 Aronson + Partners - Large Cap                      S&P 500 Stock Index
 Martingale Asset Management, LP                     Customized for TIFF U.S. Equity Fund
 Palo Alto Investors                                 Russell 2000 Stock Index
 Shapiro Capital Management Company, Inc.            Russell 2000 Index
 Sit Investment Associates, Inc.                     Russell 1000 Growth Index
 Westport Asset Management, Inc.                     Russell 2000 Stock Index

 TIFF Domestic Stock Index Fund                      Russell 3000 Stock Index
 State Street Global Advisors                        Russell 3000 Stock Index

 TIFF Bond Fund                                      Lehman Brothers Aggregate Bond Index
 Atlantic Asset Management Partners, LLC             Lehman Government/Corporate Bond Index
 Seix Investment Advisors, Inc.                      Lehman Government/Corporate Bond Index

 Smith Breeden Associates, Inc.                      Lehman Mortgage-Backed Securities Index

 TIFF Government Bond Index Fund                     Lehman Government 5+ Year Index
 State Street Global Advisors                        Lehman Government 5+ Year Index

 TIFF Inflation-Linked Bond Fund                     10-year Treasury Inflation Protected Securities
 Foundation Advisers, Inc.                           10-year Treasury Inflation Protected Securities

 TIFF Short-Term Fund                                Merrill Lynch 182-day Treasury bill Index
 Fischer Francis Trees & Watts, Inc.                 Merrill Lynch 182-day Treasury bill Index


* TIP employs stock index futures to ensure that assets allocated to this Money Manager's "market neutral" portfolio will participate fully in general stock market movements.

---------------------------------------------------------------------------------------------------------------------


The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the Fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although the Bond Fund's overall benchmark is the Lehman Aggregate Bond Index, the Fund's mortgage-backed securities specialist may invest substantially all of its segment of the Fund in such securities, and it is both fairer to this Money Manager and in the Fund's best interests to tie this Money Manager's fees to its performance relative to the mortgage-backed securities component of the Lehman Aggregate Bond Index rather than to the entire Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the Funds that employ them may mean that some managers will receive relatively high fees even if the Funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among Money Managers can reduce the probabilities that a given Fund will fail to meet its performance objective. As noted in the section of this Prospectus entitled Investment Objectives, Policies and Restrictions, each Fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.

Explanation of "Capitalization Weighting." Several of the indices described below are "capitalization weighted." Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as "capitalization") so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term "capitalization weighting" is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue's weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as "market value weighting."

TIFF Multi-Multi-Asset Fund Benchmark. The Multi-Asset Fund's primary objective is to produce an inflation-adjusted return of 5% or more over the long term. To facilitate assessment of active strategies employed by the Fund, the Fund also measures its performance against a constructed index comprising 25% Wilshire 5000; 25% MSCI All Country World Free ex US; 20% 3-month Treasury bill plus 5% per annum; 10% inflation-hedging index; and 20% Lehman Aggregate Bond Index. The inflation-hedging index has two components: a 5% allocation to resource-related stocks, comprising 75% MSCI Energy, 20% Metals & Mining, and 5% MSCI Paper & Forest Products, and a 5% allocation to Inflation-Linked Bonds.

Foreign Common Stock Indices

Morgan Stanley Capital International All Country World Free Stock Index. The MSCI All Country World Free Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 1999, the MSCI All Country World Free Index consisted of 2,192 companies traded on stock markets in 47 countries. The weighting of the Index by country is indicated in the exhibit entitled MSCI Country Weights. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Free Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. When available, TIFF uses the "Free" versions of MSCI indices, which means the specified index is free of foreign ownership limits or legal restrictions at the security and country level.

MSCI All Country World Free ex US Stock Index. Similar to the MSCI All Country World Free Stock Index, the MSCI All Country World Free ex US Stock Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 1999, the MSCI All Country World Free ex US Index consisted of 1,868 companies traded on stock markets in 46 countries. The MSCI All Country World Free ex US is used as the performance benchmark for the International Equity Fund because, in the opinion of TIP's Directors, it represents the universe of non-US stocks in which a properly diversified group of active international equity managers of the type FAI seeks to assemble invest.

MSCI Europe, Australia and Far East Index (EAFE). The MSCI EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries and 38 industries worldwide. As of December 31, 1999, the EAFE Index comprised 967 companies, and represented approximately 87% of the MSCI All Country World Free ex US Index.

MSCI Emerging Markets Free Index. The MSCI Emerging Markets Free Index is a market capitalization weighted stock index composed of a sample of companies representative of the market structure of Asian, Latin American, and European emerging markets which are open to foreign investment. The Index commenced on January 1, 1988, and includes 25 countries, representing approximately 60% of the capitalization of each underlying market. As of

December 31, 1999, the Index comprised 828 companies, and represented approximately 9.5% of the MSCI All Country World Free ex US Index.

MSCI All Country Far East Free ex Japan Index. Similar to the MSCI All Country World Free Index, the MSCI All Country Far East Free ex Japan Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks that are free of foreign ownership limits or legal restrictions in each component country. As of October 31, 2000, the MSCI All Country Far East Free ex Japan Index consisted of about 400 companies traded on stock markets in 9 countries: China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and
Thailand.

US Common Stock Indices

Russell 1000 Growth Index. The Russell 1000 Growth Index comprises those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks of the Russell 1000 Index are ranked by their adjusted price-to-book ratio and forecasted long-term growth. These rankings are combined to produce a composite value score. Generally, stocks with low composite value scores are considered growth and are included in the Russell 1000 Growth
Index.

Russell 2000 Stock Index. The Russell 2000 Stock Index is a capitalization-weighted index that consists of the smallest 2,000 companies in the Russell 3000 Index, which is composed of 3,000 large US companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable US equity market. The companies in the Russell 2000 Index represent approximately 8% of the Russell 3000 Index total market capitalization, with an average capitalization of $526 million as of the latest reconstitution. The largest company in the index had an approximate market capitalization of $1.3 billion. The market capitalization of each security is adjusted for private holdings and cross-ownership to determine its weight in the Index. This method counts only the "investable" portion of the universe, i.e., that segment in which investors can freely transact shares. Only common stocks belonging to corporations domiciled in the US and its territories are eligible for inclusion in the Russell indices.

S&P 500 Stock Index. The S&P 500 Stock Index is a capitalization-weighted index intended to portray the total return produced by a representative group of US common stocks. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation, and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest US publicly traded companies. Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must, in general, be responsive to changes in industry affairs. The formula adopted by Standard & Poors is generally defined as a "base-weighted aggregate" expressed in relatives with the average value for the base period (1941-43) equal to 10. These group values are expressed as a relative, or index number, to the base period (1941-43) market value.

Wilshire 5000 Stock Index. The Wilshire 5000 Stock Index is a capitalization-weighted index which consists of all US common stocks that trade on a regular basis on either the New York or

American Stock Exchange or on the Nasdaq over-the-counter market. More than 7,000 stocks are included in the Wilshire 5000 Index. These stocks include the large-capitalization stocks that comprise the S&P 500 Index (with the exception of Royal Dutch and Unilever, N.V., which trade on the New York Stock Exchange as
ADRs) as well as the medium-and small-capitalization companies that comprise the Wilshire 4500 Index. The Wilshire 5000 is used as the performance benchmark for the U.S. Equity and Domestic Stock Index Funds because, in the opinion of TIP's Directors, it represents the universe of stocks in which most active domestic equity managers invest and is representative of the performance of publicly traded domestic equities most institutional investors purchase. The capitalization of the Index is approximately 63% NYSE, 1% AMEX, and 36% Nasdaq.

Russell 3000 Stock Index. The Russell 3000 Stock Index is a capitalization-weighted index that represents approximately 98% of the investable US equity market. The Russell 3000 Index is reconstituted annually to include the 3,000 largest US companies based on market capitalization as adjusted for cross ownership and privately held shares. As of May 31, 1999, the Russell 3000 Index had an average market capitalization of $4.4 billion and a median market capitalization of $702 million.

Bond Indices

Lehman Brothers Aggregate Bond Index. This Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The Index encompasses four classes of investment grade fixed income securities in the United States: US Treasury and agency securities, corporate debt obligations, mortgage-backed securities, and asset-backed securities. As of December 31, 1999, these four classes represented the following proportions of the Index's total market value:

                  US Treasury and Agency Securities          42%
                  Corporate Debt Securities                  22%
                  Mortgage-Backed Securities                 34%
                  Asset-Backed Securities                     1%
                  Commercial Mortgage-Backed Securities       1%

As of December 31, 1999, approximately 5,500 issues (including bonds, notes, debentures, and mortgage issues) were included in the Index, representing more than $5.4 trillion in market value. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million for US Government issues and $25 million for all other issues; and investment grade quality -- i.e., rated a minimum of Baa by Moody's Investors Service, Inc. or rated a minimum BBB by Standard & Poors Corporation. Price, coupon, and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

On December 31, 1999, the Index's effective weighted average maturity and duration were 8.86 years and 4.92 years, respectively, and the weighted average quality of issues comprising the Index was Aaa1 (using credit ratings of Moody's Investor Service, Inc.).

Lehman Brothers Government/Corporate Index. This Index, a subset representing approximately 63% of the Lehman Brothers Aggregate Bond Index, comprises the Government and Corporate Bond Indices. The Government Bond Index comprises (1) all public obligations of the US Treasury, excluding flower bonds and foreign targeted issues, (2) all publicly issued debt of US Government agencies and quasi-federal corporations, and (3) corporate debt guaranteed by the US Government. The Corporate Bond Index includes (1) all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, and (2) Yankee bonds, which are dollar-denominated SEC registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

Lehman Brothers Mortgage-Backed Securities Index. This Index is also a subset of the Lehman Brothers Aggregate Bond Index, representing approximately 34% of the Aggregate Index. This Index comprises all fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not included.

Lehman Brothers Government 5+ Year Index. The Lehman Brothers Government 5+ Year Index is a market capitalization-weighted index of fixed income securities, issued or guaranteed by the US Treasury Department and various US government agencies, with five or more years remaining until final maturity. As of December 31, 1999, US Treasury securities composed approximately 81% of the Index's capitalization. The duration of the Index was 8.4 years as of December 31, 1999, and the average maturity was 15.7 years.

10-year Treasury Inflation Protected Securities. Treasury inflation protected securities are issued by the US Treasury Department. The principal value of these securities is indexed to the Consumer Price Index. The principal value increases in inflationary periods and decreases in deflationary periods. While semi-annual coupon payments are based on the adjusted principal value, the principal adjustment is paid only at maturity. Should deflation occur during the life of the security, the US Treasury Department guarantees that the maturity value of the security will not be less than 100% of face value.

Short-Term Indices

Merrill Lynch 91-day Treasury Bill Index. The Merrill Lynch 91-Day Treasury Bill Index is a 3-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury bill, the "old" Treasury bill is sold and the gain or loss is included in the portfolio return.

Merrill Lynch 182-day Treasury Bill Index. The Merrill Lynch 182-Day Treasury Bill Index is a 6-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury bill, the "old" Treasury bill is sold and the gain or loss is included in the portfolio return.

                             MSCI Country Weights
                            As of December 31, 1999

                             MSCI                    MSCI                                             MSCI
                          All Country             All Country                 MSCI                  Emerging
     Index:               World Free           World Free ex US               EAFE                Markets Free

     Benchmark for:       Certain MAF         TIFF International           Certain IEF            TIFF Emerging
                           Managers               Equity Fund               Managers              Markets Fund
Europe                         30.9%                   57.7%                   66.6%
     Austria                    0.1%                    0.2%                    0.2%
     Belgium                    0.4%                    0.8%                    0.9%
     Denmark                    0.4%                    0.7%                    0.8%
     Finland                    1.4%                    2.6%                    3.0%
     France                     4.8%                    8.9%                   10.3%
     Germany                    4.9%                    9.1%                   10.5%
     Ireland                    0.2%                    0.4%                    0.4%
     Italy                      2.0%                    3.7%                    4.2%
     Netherlands                2.4%                    4.5%                    5.2%
     Norway                     0.2%                    0.3%                    0.4%
     Portugal                   0.2%                    0.4%                    0.5%
     Spain                      1.2%                    2.3%                    2.7%
     Sweden                     1.2%                    2.3%                    2.7%
     Switzerland                2.6%                    4.9%                    5.7%
     United Kingdom             8.9%                   16.6%                   19.2%

Pacific                        15.5%                   29.0%                   33.4%
     Australia                  1.1%                    2.1%                    2.5%
     Hong Kong                  1.1%                    2.0%                    2.3%
     Japan                     12.7%                   23.8%                   27.4%
     New Zealand                0.1%                    0.1%                    0.2%
     Singapore Free             0.5%                    0.9%                    1.1%

North America                  48.5%                    3.8%
     Canada                     2.0%                    3.8%
     United States             46.5%

Emerging Markets                5.1%                    9.5%                                        100.0%
     Argentina                  0.1%                    0.2%                                          2.1%
     Brazil Free                0.5%                    0.9%                                          9.9%
     Chile                      0.2%                    0.3%                                          3.5%
     China Free                 0.0%                    0.0%                                          0.4%
     Colombia                   0.0%                    0.0%                                          0.4%
     Czech Republic             0.0%                    0.1%                                          0.6%
     Greece                     0.3%                    0.6%                                          6.5%
     Hungary                    0.1%                    0.1%                                          1.2%
     India                      0.4%                    0.8%                                          8.4%
     Indonesia Free             0.1%                    0.2%                                          1.7%
     Israel                     0.2%                    0.4%                                          4.1%
     Jordan                     0.0%                    0.0%                                          0.1%
     Korea                      0.7%                    1.3%                                         13.9%
     Malaysia
     Mexico
     Mexico Free                0.6%                    1.1%                                         11.6%
     Pakistan                   0.0%                    0.0%                                          0.4%
     Peru                       0.0%                    0.1%                                          0.7%
     Philippines Free
     Philippines Free           0.1%                    0.1%                                          1.2%
     Poland                     0.1%                    0.1%                                          1.3%
     Russia                     0.1%                    0.2%                                          2.5%
     South Africa               0.5%                    1.0%                                         10.8%
     Sri Lanka                  0.0%                    0.0%                                          0.0%
     Taiwan                     0.6%                    1.0%                                         11.0%
     Thailand Free              0.2%                    0.3%                                          3.0%
     Turkey                     0.2%                    0.4%                                          4.1%
     Venezuela                  0.0%                    0.1%                                          0.6%

Total                         100.0%                  100.0%                  100.0%                100.0%

* Taiwan is included in the Emerging Markets Free, the ACWF, and the ACWFxUS Indices at 50% of its market capitalization.
Source: Morgan Stanley Capital International Perspective, December 1999.
Note: Numbers may not add to totals due to rounding.

                                  Appendix B


                          Quality Rating Descriptions

                          Quality Rating Descriptions

Standard & Poors Corporation

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," or "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign is added to those issues determined to possess overwhelming safety characteristics.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2. The capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, foreseeable changes are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or because fluctuations of protective elements may be of greater amplitude, or because there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B and Lower. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of great importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality, enjoying strong protection, whether from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Fitch IBCA/Duff & Phelps/Thomson Bankwatch

Fitch's long-term ratings are designed to assess a bank's exposure to, appetite for, and management of risk, and thus represent Fitch's view on the likelihood that a bank would run into significant difficulties such that it would require financial support.

A. A very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

B. A strong bank. There are no major concerns regarding the bank.
Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

C. An adequate bank which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

D. A bank which has weaknesses of internal and/or external origin. There are concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

E. A bank with very serious problems which either requires or is likely to require external support.

In addition, Fitch uses gradations among these five ratings, i.e. A/B, B/C, C/D, and D/E.

A short-term rating has a time horizon of less than 12 months for most obligations, orup to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

                                   Appendix C

                            Service Provider Profiles

Investors Capital Services, Inc.
--------------------------------

                                 Organization


600 Fifth Avenue, 26th Floor
New York, NY  10020
phone: 212-332-5211
fax:   212-332-5190

Mutual Fund Administrator
Founded in 1992

                                Clients Served


Fischer Francis Trees & Watts, Inc.
The Investment Fund for Foundations
         Sponsored by Foundation Advisers, Inc.


                                 Key Personnel


Richard Horn, Chief Operation Officer
BA, Bowdoin College
MBA, Northeastern University
previous experience: extensive experience in financial services, most recently at BankBoston

William E. Vastardis, Managing Director
BS, Villanova University
previous experience: Vice President and head of Private Label Administration
  Group, The Vanguard Group

Bernadette O'Neil, Senior Client Relationship Manager
BA, University of Pennsylvania
MBA, Columbia University
previous experience: Morgan Stanley Capital International


                                                      Fund Administrator for the
                                                         TIFF Investment Program


                             Description of Services


Investors Capital Services, Inc. ("Investors Capital"), formerly AMT Capital Services, Inc. prior to its acquisition by Investors Financial Services, Inc. in May 1998, is a leading mutual fund administration company which provides third-party fund administration services to a select group of institutional investment management firms. Investors Capital and Investors Bank & Trust Company, TIP's custodian, transfer agent, and fund accounting agent, are affiliates of each other in that they are both owned by Investors Financial Services, Inc.

As fund administrator, Investors Capital is responsible for supervising all elements of the day-to-day operations of TIP, including oversight of TIP's other service providers with the exception of TIP's investment adviser and money managers. Investors Capital seeks to lower TIP's administrative cost structure through its application of technology, experience in managing complex operations in the mutual fund industry, and economies of scale of working with more than one fund group.

Investors Capital currently has approximately $6.0 billion in assets under administration in mutual funds, limited partnerships, and offshore funds.

Investors Bank & Trust Company
------------------------------

                                  Organization


200 Clarendon Street
Boston, MA  02116
phone:  617-330-6700
fax:    617-330-6033

Providing securities processing services since 1962. Additional offices in Dublin, Toronto, and the Cayman Islands.


                                    Services


Global Custody                   Offshore Administration
Master/Feeder Processing         Cash Management
Fund Administration              Transfer Agency
Hub & Spoke Processing           Foreign Exchange
Limited Partnership              Securities Lending
 Processing                      Multi-Currency Fund
                                    Accounting


                                   Dimensions


$265 billion in Custody Assets
1675 Daily Priced Funds
245 Offshore Funds
50 Unit Investment Trusts
Global Network in 92 Countries
1,500 Employees


                                 Custodial or
                             Transfer Agency Clients


Aetna Retirement Services                       ICMA Retirement Corporation
Albion/Alliance Capital                         Indocam
Allmerica Financial                             John Hancock Funds
Allstate Life                                   Kayne Anderson
Anchor                                          Lazard
Atlas Funds                                     M Financial Group
Bailard Beihl & Kaiser                          Mass Mutual Life Insurance
Banco Santander/Vega Asset Mgmt                   Merrill Lynch
Bank Julius Baer                                MetaMarkets.Com
Bankers Trust                                   Mexico
Barclays Global Investors                       Northeast Investors
Brandes Investment Partners                     PaineWebber Incorporated
Chase                                           PIMCO
Christian Science                               Republic National Bank
The Clinton Group                                 of New York
Commonfund                                      Salomon Smith Barney
The Copeland Companies                          Schwendiman
COVA Life                                       Seix Investment Management
David L. Babson & Co., Inc.                     Shott Capital Management
Deutsche Bank                                   Smith Breeden Associates
Diversified Investment                          Standard Life, U.K.
   Advisers (AEGON)                             Standish Ayer & Wood
Domini                                          State Farm Investment Management
Eaton Vance Corp.                               Strong Capital Management
Ebrd                                            The Investment Fund for
E*Trade                                           Foundations
Eyres Reed                                      Thomas J. Herzfeld & Co. Inc.
Federated Investors                             Touchstone Family of Funds
Fiduciary Trust                                 Trust Company of the West
Fischer Francis Trees & Watts                   Unicredito/Europlus
Goldman Sachs Asset Management                  Wells Fargo Bank
Grantham, Mayo, Van Otterloo & Co.              Western Reserve Life
Guinness Flight Investment                        Assurance Co.
  Management Ltd.                               William Blair & Co.
Harding Loevner                                 Wright Investors Services
                                                X.Com

                                                    Custodian and Transfer Agent
                                                 for the TIFF Investment Program


                                Service Approach


Investors Bank focuses its resources on developing the people, systems, and technology to support the ever-changing financial services industry. The Bank is committed to tailored, responsive service built on a conscious strategy of employing professional personnel at all levels and supporting them with extensive training and sophisticated technology. The Bank's structure is designed to facilitate quick, accurate responses by expert professionals who are dedicated to individual clients.

In order to provide clients with the best service at a competitive price, Investors Bank relies on fully integrated, state-of-the-art systems. For example, the high level of automation with the Investors Bank Fund Accounting and Custody Tracking System (FACTS) has elevated the typical fund accountant's role away from mundane tasks like data entry to more analytical and control-oriented tasks. The benefits to clients are increased control, improved accuracy, and ultimately superior service.

Investors Bank's client base is global in scope and includes some of the most recognized institutions in the business. Responsiveness and attention to detail are the foundation for the long-term partnerships between the Bank and its clients.

The Transfer Agency operations of Investors Bank focus on the institutional investor. Highly trained shareholder servicing personnel are dedicated to each client and become intimately familiar with that client's products. The result is a satisfied investor whose inquiries are addressed by a shareholder representative who knows both the investor's account history and the product options available.

                                 Key Personnel

Kevin Sheehan, President & CEO
BA, University of Massachusetts
previous experience: Senior Vice President, Bank of New England

Michael Rogers, Executive Managing Director,
   Custody/Fund Accounting
MBA, College of William and Mary
BA, Boston College
previous experience: Manager, Bank of New England

Robert Mancuso, Marketing/Client Management
MBA, Boston College
BA, Finance, Boston College

First Fund Distributors, Inc.
-----------------------------

                                 Organization


4455 E. Camelback Rd, Suite 261E
Phoenix, AZ  85018
phone:   602-952-1100
fax:     602-952-8520

Fund Distributor
Founded in 1990

Subsidiary of The Wadsworth Group
Founded in 1982

                                 Clients Served


Advisors Series Trust
Brandes Investment Trust
Fleming Mutual Fund Group, Inc.
Fremont Mutual Funds, Inc.
Jurika & Voyles Fund Group
Kayne Anderson Mutual Funds
Masters' Select Funds Trust
PIC Investment Trust
Purisima Funds Trust
Rainier Investment Management Mutual Funds
RNC Mutual Fund Group, Inc.
Investors Research Fund, Inc.
Harding, Loevner Funds, Inc.
Investec Funds
The Dessauer Global Equity Fund
Trust for Investment Managers
TIFF Investment Program, Inc.
SAMCO Funds, Inc.
FFTW Funds, Inc.
TT International U.S.A. Master Trust
Builders Fixed Income Fund, Inc.
Professionally Managed Portfolios


                                 Key Personnel


Robert H. Wadsworth, President & Treasurer
MBA, Pace University; BA Princeton University
1982-present: The Wadsworth Group (founder)
1979-82: Prudential Securities, Inc.
1965-79: Calvin Bullock, Ltd.

Steven J. Paggioli, Vice President & Secretary
JD BA, University of Connecticut
1986-present: The Wadsworth Group
previous experience: J&W Seligman & Co.;
   Staff Attorney, Securities & Exchange Commission

Eric M. Banhazl, Vice President
MBA, Tulane University; BA University of
   Massachusetts
1990-present: The Wadsworth Group
1988-90: Huntington Advisors, Inc.
1986-88: L.F. Rothschild Fund Management, Inc.
1982-86: Price Waterhouse

                                                            Fund Distributor for
                                                         TIFF Investment Program

                            Description of Service


First Fund Distributors, Inc. ("FFDI") is a broker-dealer registered with the Securities & Exchange Commission and is authorized by the National Association of Securities Dealers to act as a mutual fund underwriter and distributor. FFDI serves as distributor for over 80 mutual fund portfolios with assets over $70 billion. It has approximately 15 employees in offices located in New York, New Jersey, and Arizona.

Part C         OTHER INFORMATION


Item 23.                                 Exhibits
-------

The following exhibits are incorporated herein by reference, are not required to be filed or are filed herewith (as indicated):

               (a) Articles of Incorporation, dated December 24, 1993. (previously filed as Exhibit No. (1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A).

               (b) By-laws. (previously filed as Exhibit No. (2) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A).

               (c)  Not Applicable.

               (d1) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF U.S. Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-
                    1A).

               (d2) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF International Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d3) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF Emerging Markets Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5c) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d4) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF Bond Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5d) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-
                    1A).

               (d5) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF Short-Term Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5e) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-
                    1A).

               (d6) Money Manager Agreement, dated April 8, 1994, between the
                    Registrant (TIFF Bond Fund) and Atlantic Asset Management Partners, Inc. (previously filed as Exhibit No. (5g) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d7) Money Manager Agreement, dated April 18, 1994, between the
                    Registrant (TIFF International Equity Fund) and Delaware International

                     Advisers, Ltd. (previously filed as Exhibit No. (5k) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d8) Money Manager Agreement, dated May 16, 1994, between the Registrant (TIFF Bond Fund) and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit No. (5o) to Post-Effective Amendment No.1 to Registrant's Registration Statement on N-1A).

               (d9) Money Manager Agreement, dated May 16, 1994, between the Registrant (TIFF Short-Term Fund) and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit No. (5p) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on N-1A).

               (d10) Money Manager Agreement, dated April 18, 1994, between the
                     Registrant (TIFF International Equity Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No.
                     (5r) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d11) Money Manager Agreement, dated March 16, 1994, between the
                     Registrant (TIFF International Equity Fund) and Marathon Asset Management, Ltd. (previously filed as Exhibit No.
                     (5w) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d12) Money Manager Agreement, dated March 16, 1994, between the
                     Registrant (TIFF U.S. Equity Fund) and Palo Alto Investors (previously filed as Exhibit No. (5y) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d13) Money Manager Agreement, dated March 16, 1994, between the
                     Registrant (TIFF Bond Fund) and Seix Investment Advisors, Inc. (previously filed as Exhibit No. (5z) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d14) Money Manager Agreement, dated April 18, 1994, between the
                     Registrant (TIFF Bond Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit No. (5aa) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d15) Money Manager Agreement, dated April 18, 1994, between the
                     Registrant (TIFF Short-Term Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit No. (5bb) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d16) Money Manager Agreement, dated March 16, 1994, between the
                     Registrant (TIFF U.S. Equity Fund) and Westport Asset Management, Inc. (previously filed as Exhibit No. (5ee) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d17) Money Manager Agreement, dated March 31, 1995 between the
                     Registrant (TIFF Multi-Asset Fund) and Delaware
                     International

                     Advisers, Ltd. (previously filed as Exhibit No. 5hh) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

               (d18) Money Manager Agreement, dated March 31, 1995 between the
                     Registrant (TIFF Multi-Asset Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No. (5jj) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

               (d19) Money Manager Agreement, dated March 31, 1995 between the
                     Registrant (TIFF International Equity Fund) and Lazard Freres Asset Management (previously filed as Exhibit No.
                     (5kk) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

               (d20) Money Manager Agreement, dated March 31, 1995 between the
                     Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (previously filed as Exhibit No. (5pp) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

               (d21) Money Manager Agreement, dated January 5, 1996 between the
                     Registrant (TIFF Emerging Markets Fund) and Lazard Freres Asset Management (previously filed as Exhibit (5xx) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A).

               (d22) Advisory Agreement, dated March 31, 1995, between the
                     Registrant (TIFF Multi-Asset Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (5zz) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A).

               (d23) Money Manager Agreement, dated January 1, 1997, between the
                     Registrant (TIFF Emerging Markets Fund) and Emerging Markets Management (previously filed as Exhibit (5aab) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A).

               (d24) Money Manager Agreement, dated June 2, 1997, between the
                     Registrant (TIFF Multi-Asset Fund) and Shapiro Capital Management Co. (previously filed as Exhibit (5aad) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A).

               (d25) Money Manager Agreement, dated July 1, 1997, between the
                     Registrant (TIFF Multi-Asset Fund) and Seix Investment Advisors Inc. (previously filed as Exhibit (5aae) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A).

               (d26) Money Manager Agreement, dated December 24, 1998, between the Registrant (TIFF U.S. Equity Fund) and Aronson + Partners (previously filed as Exhibit (d)(52) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

               (d27) Money Manager Agreement, dated September , 1998, between the Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset
                     Fund) and Martingale Asset Management, L.P., (previously filed as Exhibit (d)(54) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

               (d28) Money Manager Agreement, dated January 4, 2000, between the
                     Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset
                     Fund) and Oechsle International Advisors, LLC., (previously filed as Exhibit (d)(28) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (d29) Form of Advisory Agreement, dated ______ __, 2000 between the Registrant (TIFF Inflation-Linked Bond Fund) and Foundation Advisers, Inc. (previously filed as Exhibit
                     (d)(29) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A).

               (d30) Form of Money Manager Agreement, dated ______ __, 2000, between the Registrant (TIFF U.S. Equity Index Fund and TIFF Government Bond Index Fund) and State Street Global Advisors (previously filed as Exhibit (d)(30) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A).

               (d31) Form of Money Manager Agreement dated __________ __, 2000 between the Registrant (TIFF US Equity Fund) and Sit Investment Associates, Inc. is filed herewith.

               (d32) Form of Money Manager Agreement dated __________ __, 2000 between the Registrant (TIFF Emerging Markets Fund) and Lloyd George Management Bermuda (Limited) is filed herewith.

               (e) Distribution Agreement, dated January 1, 2000, between Registrant, First Fund Distributors, Inc. and Investors Bank & Trust, (previously filed as Exhibit (e) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (f)   Not Applicable.

               (g) Custodian Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (8) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (g1) Amendment No. 1 to the Amended and Restated Custodian Agreement between TIFF Investment Program, Inc. and Investors Bank & Trust Company dated March 14, 1997 (previously filed as Exhibit (8a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A).

               (g2) Delegation Agreement, dated May 12, 1998 between the Registrant and Investors Bank & Trust Company(previously filed as Exhibit (g)(2)

                     Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

               (g3) Amendment to Custodian Agreement, between the Registrant and Investors Bank & Trust Company dated May 29, 1998 (previously filed as Exhibit (g)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

               (h) Transfer Agency and Service Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (9a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (h1) Administration Agreement, dated May 29, 1998, between the Registrant and Investors Capital Services, Inc., (previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

               (h2) Code of Ethics of TIFF Investment Program, Inc. and Foundations Advisors, Inc., (previously filed as Exhibit
                     (h2) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

               (h3)  Code of Ethics of Aronson + Partners is filed herewith.

               (h4) Code of Ethics of Atlantic Asset Management, LLC, (previously filed as Exhibit (h4) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h5) Code of Ethics of Delaware International Advisers Ltd., (previously filed as Exhibit (h5) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h6) Code of Ethics of Emerging Markets Management, LLC, (previously filed as Exhibit (h6) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h7) Code of Ethics of Fischer Francis Trees & Watts, Inc., (previously filed as Exhibit (h7) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h8) Code of Ethics of Harding, Loevner Management, LP, (previously filed as Exhibit (h8) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h9) Code of Ethics of Lazard Asset Management, (previously filed as Exhibit (h9) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

               (h10) Code of Ethics of Marathon Asset Management, Ltd.,
                     (previously filed as Exhibit (h10) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

               (h11) Code of Ethics of Martingale Asset Management, L.P.,
                     (previously filed as Exhibit (h11) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h12) Code of Ethics of Oechsle International Advisors, LLC,
                     (previously filed as Exhibit (h12) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h13) Code of Ethics of Palo Alto Investors, (previously filed as
                     Exhibit (h13) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h14) Code of Ethics of Seix Investment Advisors, Inc.,
                     (previously filed as Exhibit (h14) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h15) Code of Ethics of Shapiro Capital Management Co., Inc.,
                     (previously filed as Exhibit (h15) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

               (h16) Code of Ethics of Smith Breeden Associates, Inc.,
                     (previously filed as Exhibit (h16) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h17) Code of Ethics of Wellington Management Company,
                     (previously filed as Exhibit (h17) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h18) Code of Ethics of Westport Asset Management, Inc.,
                     (previously filed as Exhibit (h18) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

               (h19) Code of Ethics of State Street Global Advisors (previously filed as Exhibit (h19) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A).

               (h20) Code of Ethics of Sit Investment Associates, Inc. is filed herewith.

               (h21) Code of Ethics of Lloyd George Management Bermuda (Limited)
                     is filed herewith.

               (i) Opinion and Consent of Counsel. (previously filed as Exhibit No. (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (j)   Consent of the Independent Auditor is filed herewith.

               (k)   Not Applicable.

               (l) Purchase Agreement, dated March 29, 1994, for Initial Capital between Registrant and The John D. and Catherine T. MacArthur Foundation. (previously filed as Exhibit No. (13) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (m)   Not Applicable.

               (n)   Not Applicable.

               (o)   Not Applicable.




Item 24
Persons Controlled by or under Common Control with the Registrant
-----------------------------------------------------------------

None.

Item 25
Indemnification.
---------------

         The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgements, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26
Business and Other Connections of Investment Adviser.
----------------------------------------------------

         The business and other connections of Foundation Advisers, Inc. (the Adviser) is on the Uniform Application for Investment Adviser Registration ("Form ADV") as currently on file with the Commission (File No. 801-45618) the text of which is hereby incorporated by reference.

Item 27
Principal Underwriters.
----------------------

         (a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:


         Advisors Series Trust
         Brandes Investment Trust
         Fleming Mutual Fund Group, Inc.
         Fremont Mutual Funds, Inc.
         Jurika & Voyles Fund Group
         Kayne  Anderson  Mutual Funds
         Masters'  Select Funds Trust
         PIC  Investment  Trust
         Purisima Funds Trust
         Rainier   Investment Management  Mutual  Funds
         RNC Mutual Fund Group, Inc.
         Investors Research Fund, Inc.
         Harding, Loevner Funds, Inc.
         Investec Funds
         The Dessauer Global Equity Fund
         Trust for Investment Managers
         TIFF Investment Program, Inc.
         SAMCO Funds, Inc.
         FFTW Funds, Inc.
         TT International U.S.A. Master Trust
         Builders Fixed Income Fund, Inc.
         Professionally Managed Portfolios

(b) For each Director or officer of First Fund Distributors, Inc.

--------------------------------------------------------------------------------------
Name and Principal            Positions & Offices with            Positions & Offices
Business Address              Distributor                         with Registrant
--------------------------------------------------------------------------------------
Robert H. Wadsworth           President & Treasurer               None
4455 Camelback Road
Suite 261-E
Phoenix, AZ 85018
--------------------------------------------------------------------------------------

Steven J. Pagglioli           Vice President & Secretary          None
4455 Camelback Road
Suite 261-E
Phoenix, AZ 85018
--------------------------------------------------------------------------------------

Eric M. Banhazl               Vice President                      None
4455 Camelback Road
Suite 261-E
Phoenix, AZ 85018
--------------------------------------------------------------------------------------

(c) Not applicable.

Item 28
Location of Accounts and Records.
--------------------------------

               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

               Foundation Advisers, Inc.
               2405 Ivy Road
               Charlottesville, Virginia 22903

               Investors Capital Services, Inc.
               600 Fifth Avenue, 26th Floor
               New York, New York 10020

               Investors Bank & Trust Company
               200 Clarendon Street
               Boston, Massachusetts 02117-9130

Item 29
Management Services.
-------------------

Not applicable.

Item 30
Undertakings.
------------

Not applicable

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlottesville and the Commonwealth of Virginia on the 8th day of December, 2000.

                                              TIFF INVESTMENT PROGRAM, INC.
                                              Registrant

                                              By:  /s/ David A. Salem
                                                   ------------------
                                                   David A. Salem, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement had been signed below by the following persons in the capacities and on the dates indicated.

/s/ David A. Salem                            */s/ William F. Nichols
-----------------------------------------     ---------------------------------
David A. Salem, President and Director        William F. Nichols, Director

/s/ Esther Cash                               */s/ Sheryl L. Johns
-----------------------------------------     ---------------------------------
Esther Cash, Principal Financial Officer      Sheryl L. Johns, Director

*/s/ John E. Craig                            */s/ Fred B. Renwick
-----------------------------------------     ---------------------------------
John E. Craig, Director                       Fred B. Renwick, Director

*By:  */s/ Esther Cash
      -----------------------------------
      Esther Cash, Attorney-in-Fact


Date:  December 8, 2000

                                 Exhibit Index

Exhibit No.                   Exhibit
-----------                   -------

(d31) Form of Money Manager Agreement dated __________ __, 2000 between the Registrant (TIFF US Equity
                              Fund) and Sit Investment Associates, Inc.

(d32) Form of Money Manager Agreement dated __________ __, 2000 between the Registrant (TIFF Emerging Markets Fund) and Lloyd George Management Bermuda (Limited)

(j)                           Consent of the Independent Auditor

(h3)                          Code of Ethics of Aronson + Partners

(h20)                         Code of Ethics of Sit Investment Associates, Inc.

(h21)                         Code of Ethics of Lloyd George Management Bermuda
                              (Limited)